LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

[CLASS A AND B SHARES]

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
 NOT FDIC    MAY LOSE VALUE
           ------------------
 INSURED   NO BANK GUARANTEE
-----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3

THE FUNDS                                                                      4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series.........................        4
Colonial Strategic Income Fund, Variable Series........................       10
Columbia High Yield Fund, Variable Series..............................       16
Columbia International Fund, Variable Series...........................       22
Columbia Real Estate Equity Fund, Variable Series......................       28
Liberty All-Star Equity Fund, Variable Series..........................       34
Liberty Equity Fund, Variable Series...................................       40
Liberty Growth & Income Fund, Variable Series..........................       46
Liberty S&P 500 Index Fund, Variable Series............................       52
Liberty Select Value Fund, Variable Series.............................       58
Newport Tiger Fund, Variable Series....................................       64

TRUST MANAGEMENT ORGANIZATIONS                                                70

The Trustees...........................................................       70
Investment Advisor.....................................................       70
Investment Sub-Advisor and Portfolio Managers..........................       72
[Rule 12b-1 Plan.......................................................       73]
Mixed and Shared Funding...............................................       73

OTHER INVESTMENT STRATEGIES AND RISKS                                         74

FINANCIAL HIGHLIGHTS                                                          76

SHAREHOLDER INFORMATION                                                       96

Purchases and Redemptions..............................................       96
How the Funds Calculate Net Asset Value................................       96
Dividends and Distributions............................................       96
Tax Consequences.......................................................       97
[Other Class of Shares.................................................       97]

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Equity Fund, Variable Series (Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. [This prospectus contains only Class A/B shares.]

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR-CHART]

1999            6.34%
2000           18.88%
2001            9.30%
2002           -6.12%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.25%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                    LIFE OF THE
                                              DATE         1 YEAR           FUND
Class A (%)                                  5/19/98        -6.12           2.59
------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                  N/A         -14.47           1.42 (1)

(1)   Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                          CLASS A
Management fee (2) (%)                                                      0.80
-------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
-------------------------------------------------------------------------------------
Other expenses (%)                                                          0.34
-------------------------------------------------------------------------------------
Total annual fund operating expenses (2) (%)                                1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (3)

[BAR-CHART]

1999            6.34%
2000           18.88%
2001            9.20%
2002           -6.14%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.27%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                      LIFE OF THE
                                                           1 YEAR        FUND
Class B (%)                                                 -6.14       2.56 (3)
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              -14.47       1.42 (4)

(3) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(4)   Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                          CLASS B
Management fee (5) (%)                                                      0.80
-------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (5) (%)                               0.25
-------------------------------------------------------------------------------------
Other expenses (%)                                                          0.34
-------------------------------------------------------------------------------------
Total annual fund operating expenses (5) (%)                                1.39

(5) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $142                  $440                  $761                 $1,669

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR-CHART]

1995            18.30%
1996             9.83%
1997             9.11%
1998             6.03%
1999             1.78%
2000             0.16%
2001             3.68%
2002             8.41%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                               LIFE OF THE
                                                 DATE        1 YEAR        5 YEARS        FUND
Class A (%)                                     7/5/94         8.41          3.97         6.75
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A         11.04          7.62         8.24 (6)

(6)   Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                          CLASS A
Management fee (%)                                                          0.65
-------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
-------------------------------------------------------------------------------------
Other expenses (%)                                                          0.11
-------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (7)

[BAR-CHART]

1995            18.30%
1996             9.83%
1997             9.11%
1998             6.03%
1999             1.78%
2000             0.07%
2001             3.54%
2002             8.08%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                      LIFE OF
                                                       1 YEAR          5 YEARS        THE FUND
Class B (%)                                               8.08           3.86 (7)     6.68 (7)
----------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                       11.04           7.62         8.24 (8)

(7) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(8)   Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                          CLASS B
Management fee (%)                                                          0.65
-------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (9) (%)                               0.25
-------------------------------------------------------------------------------------
Other expenses (%)                                                          0.11
-------------------------------------------------------------------------------------
Total annual fund operating expenses (9) (%)                                1.01

(9) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.24% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $103                  $322                  $558                 $1,236

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (10)

[BAR CHART]

1999                    0.57%
2000                    3.66%
2001                    6.18%
2002                    2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (10)

                                                            LIFE OF THE
                                             1 YEAR            FUND
Class A (%)                                    2.74          4.67
-----------------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14          0.89 (11)

(10) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(11)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (12) (%)                                    0.69
---------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
---------------------------------------------------------------------
Other expenses (13) (%)                                    2.68
---------------------------------------------------------------------
Total annual fund operating expenses (13) (%)              3.37

(12) The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(13) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (14)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                   1 YEAR        3 YEARS         5 YEARS        10 YEARS
Class A            $ 313          $ 1,011        $ 1,732         $ 3,640

(14) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 13 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (15)

[BAR CHART]

1999            0.57%
2000            3.66%
2001            6.18%
2002            2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (15)

                                                             LIFE OF THE
                                             1 YEAR             FUND
Class B (%)                                    2.74           4.67
------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)            -1.14           0.89 (16)

(15) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(16)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (17) (%)                                    0.69
---------------------------------------------------------------------
Distribution and service (12b-1) fees (18) (%)             0.25
---------------------------------------------------------------------
Other expenses (18) (%)                                    2.68
---------------------------------------------------------------------
Total annual fund operating expenses (18) (%)              3.62
---------------------------------------------------------------------

(17) The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.

(18) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b- 1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (19)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
Class B             $319          $1,066        $1,835        $3,850

(19) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 18 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995             5.85%
1996             5.61%
1997            -3.27%
1998            12.96%
1999            40.58%
2000           -18.47%
2001           -24.35%
2002           -13.35%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR        5 YEARS         FUND
Class A (%)                                  5/2/94        -13.35         -3.23          -1.69
--------------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55          -2.42 (20)
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                            N/A         -15.94         -2.89           0.40 (20)

(20)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
---------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
---------------------------------------------------------------------
Other expenses (21) (%)                                    0.23
---------------------------------------------------------------------
Total annual fund operating expenses (21) (%)              1.13

(21) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (22)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                     1 YEAR         3 YEARS     5 YEARS      10 YEARS
Class A               $94             $338        $602        $1,356

(22) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 21 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (23)

[BAR CHART]

1995             5.85%
1996             5.61%
1997            -3.27%
1998            12.96%
1999            40.58%
2000           -18.47%
2001           -24.35%
2002           -13.56%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                  LIFE OF THE
                                   1 YEAR           5 YEARS           FUND
Class B (%)                        -13.56          -3.28 (23)      -1.72 (23)

MSCI AC World Free ex US Index     -22.08          -6.55           -2.42 (24)
----------------------------------------------------------------------------
MSCI EAFE Index (%)                -15.94          -2.89            0.40 (24)

(23) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

(24)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(%)                                          0.90
--------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
--------------------------------------------------------------------
Other expenses (25) (%)                                    0.23
--------------------------------------------------------------------
Total annual fund operating expenses (25) (%)              1.38

(25) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 1.17%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (26)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                   1 YEAR      3 YEARS      5 YEARS        10 YEARS
Class B             $119         $416         $735          $1,639

(26) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 25 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (27)

[BAR CHART]

1999            -4.13%
2000            28.57%
2001             4.68%
2002             2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (27)

                                                           LIFE OF THE
                                            1 YEAR             FUND
Class A (%)                                   2.57           3.79
----------------------------------------------------------------------
NAREIT Index (%)                              3.82           3.89 (28)
----------------------------------------------------------------------
S&P 500 Index (%)                           -22.09          -2.24 (28)

(27) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(28)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (29) (%)                                    0.84
-------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-------------------------------------------------------------------
Other expenses (30) (%)                                    6.79
-------------------------------------------------------------------
Total annual fund operating expenses (30) (%)              7.63

(29) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(30) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.73%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (31)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                   1 YEAR      3 YEARS    5 YEARS        10 YEARS
Class A             $667        $2,128     $3,512         $6,667

(31) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 30 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (32)

[BAR CHART]

1999            -4.13%
2000            28.57%
2001             4.68%
2002             2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (32)

                                                           LIFE OF THE
                                             1 YEAR            FUND
Class B (%)                                    2.57          3.79
----------------------------------------------------------------------
NAREIT Index (%)                               3.82          3.89 (33)
----------------------------------------------------------------------
S&P 500 Index (%)                            -22.09         -2.24 (33)

(32) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(33)  Performance information is from February 28, 1998.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee (34) (%)                                    0.84
-------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-------------------------------------------------------------------
Other expenses (35) (%)                                    6.79
-------------------------------------------------------------------
Total annual fund operating expenses (35) (%)              7.88

(34) The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(35) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.98%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (36)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                    1 YEAR      3 YEARS     5 YEARS       10 YEARS
Class B              $691        $2,192      $3,607        $6,804

(36) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 35 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998          18.67%
1999           8.47%
2000           6.35%
2001         -12.81%
2002         -26.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                         INCEPTION                               LIFE OF THE
                           DATE         1 YEAR      5 YEARS          FUND
Class A (%)              11/17/97       -26.13       -2.49        -2.28
----------------------------------------------------------------------------
Russell 3000 Index(%)       N/A         -21.54       -0.71        -0.31 (37)
----------------------------------------------------------------------------
S&P 500 Index (%)           N/A         -22.09       -0.58        -0.24 (37)

(37)  Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (38) (%)                                    0.80
-------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-------------------------------------------------------------------
Other expenses (%)                                         0.24
-------------------------------------------------------------------
Total annual fund operating expenses (38) (%)              1.04

(38) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $106                  $331                  $574                 $1,271

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B)(39)

[BAR CHART]

1998          18.67%
1999           8.47%
2000           6.26%
2001         -12.82%
2002         -25.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.73%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                         LIFE OF THE
                                             1 YEAR        5 YEARS          FUND
Class B (%)                                  -25.96         -2.46 (39)    -2.25 (39)
------------------------------------------------------------------------------------
Russell 3000 Index (%)                       -21.54         -0.71         -0.31 (40)
------------------------------------------------------------------------------------
S&P 500 Index (%)                            -22.09         -0.58         -0.24 (40)

(39) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(40)  Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee (41) (%)                                    0.80
-------------------------------------------------------------------
Distribution and service (12b-1) fees (41) (%)             0.25
-------------------------------------------------------------------
Other expenses (%)                                         0.24
-------------------------------------------------------------------
Total annual fund operating expenses (41) (%)              1.29

(41) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $131                  $409                  $708                 $1,556

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

The Fund's investments in convertible securities (securities that can be converted into common stock), such as certain debt securities and preferred stock, make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (42)

[BAR CHART]

1994           3.47%
1995          26.75%
1996          21.49%
1997          27.74%
1998          23.52%
1999          27.18%
2000          -1.82%
2001         -18.17%
2002         -27.64%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +147.59%
Worst quarter: 3rd quarter 2002, -54.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (42)

                                                                        LIFE OF THE
                                             1 YEAR       5 YEARS          FUND
Class A (%)                                  -27.64        -1.80          6.85
-----------------------------------------------------------------------------------
S&P 500 Index (%)                            -22.09        -0.58          9.35 (43)

(42) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

(43)  Performance information is from January 1, 1993.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (44) (%)                                    0.84
-------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-------------------------------------------------------------------
Other expenses (45) (%)                                    0.25
-------------------------------------------------------------------
Total annual fund operating expenses (45) (%)              1.09

(44) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(45) The Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses would be 1.07%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (46)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

      -        $10,000 initial investment

      -        5% total return for each year

      -        Fund operating expenses remain the same

      -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $109                  $345                  $599                 $1,327

(46) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 45 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B)(47)

[BAR CHART]

1994              3.47%
1995             26.75%
1996             21.49%
1997             27.74%
1998             23.52%
1999             27.18%
2000             -1.82%
2001            -18.17%
2002            -27.64%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +147.59%
Worst quarter: 3rd quarter 2002, -54.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(47)

                                                                       LIFE OF THE
                                            1 YEAR        5 YEARS         FUND
Class B(%)                                  -27.64         -1.80           6.85
-------------------------------------------------------------------------------
S&P 500 Index(%)                            -22.09         -0.58           9.35(48)

(47) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been- restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class B shares of the Fund were initially offered on April 14, 2003.

(48)     Performance information is from January 1, 1993.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(49)(%)                                      0.84
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
---------------------------------------------------------------
Other expenses(50)(%)                                      0.25
---------------------------------------------------------------
Total annual fund operating expenses(50)(%)                1.34

(49) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(50) The Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses would be 1.32%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(51)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $134                  $423                  $732                 $1,611

(51) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 50 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995           29.70%
1996           21.84%
1997           32.23%
1998           20.15%
1999           12.00%
2000            3.60%
2001           -0.60%
2002          -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                  LIFE OF THE
                                              DATE         1 YEAR        5 YEARS           FUND
Class A(%)                                   7/5/94        -21.95          1.58            10.64
------------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58            10.28(52)

(52)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(53)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(53)(%)                                      0.08
---------------------------------------------------------------
Total annual fund operating expenses(53)(%)                0.88

(53) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(54)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                   $270                  $477                 $1,074

(54) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 53 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (55)

[BAR CHART]

1995              29.70%
1996              21.84%
1997              32.23%
1998              20.15%
1999              12.00%
2000               3.43%
2001              -0.65%
2002             -22.06%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                        LIFE OF THE
                                         1 YEAR          5 YEARS           FUND
Class B(%)                               -22.06           1.51(55)       10.59(55)
------------------------------------------------------------------------------
S&P 500 Index(%)                         -22.09          -0.58           10.28(56)

(55) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(56)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(57)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(57)(%)               0.25
---------------------------------------------------------------
Other expenses(57)(%)                                      0.08
---------------------------------------------------------------
Total annual fund operating expenses(57)(%)                1.13

(57) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund and the Fund's distributor has agreed to waive 0.02% of the distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, the distribution fee would be 0.23%, other expenses would be 0.00% and total annual fund operating expenses would be 1.00%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(58)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $102                  $346                  $610                 $1,363

(58) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 57 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)1, which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2003, that index included companies with capitalizations between approximately $184.7 million and $259.1 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

----------------------------
(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:

         - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

2001            -11.98%
2002            -22.56%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +10.36%
Worst quarter: 3rd quarter 2002, -17.27%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                     LIFE OF THE
                                               DATE        1 YEAR            FUND
Class A(%)                                   5/30/00       -22.56            -15.54
--------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09            -15.76(59)

(59)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.40
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.64

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $65                   $205                  $357                  $798

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001         -12.07%
2002         -22.75%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +10.50%
Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                   LIFE OF THE
                                              DATE         1 YEAR           FUND
Class B(%)                                   5/30/00       -22.75        -15.65
--------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09        -15.76(60)

(60)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.40
---------------------------------------------------------------
Distribution and service (12b-1) fees (61)(%)              0.25
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses (61)(%)               0.89

(61) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.11% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $91                   $284                  $493                 $1,096

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

2001           3.55%
2002         -11.07%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.65%
Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                   LIFE OF THE
                                              DATE         1 YEAR           FUND
Class A(%)                                   5/30/00       -11.07           0.98
--------------------------------------------------------------------------------
S&P 400 Index (%)                              N/A         -14.51          -2.78(62)

(62)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.70
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.23
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.93

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $95                   $296                  $515                 $1,143

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001         3.47%
2002       -11.21%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.76%
Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                     LIFE OF THE
                                              DATE         1 YEAR            FUND
Class B(%)                                   5/30/00       -11.21            0.89
---------------------------------------------------------------------------------
S&P 400 Index(%)                               N/A         -14.51           -2.78(63)

(63)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.70
---------------------------------------------------------------
Distribution and service (12b-1) fees (64)(%)              0.25
---------------------------------------------------------------
Other expenses(%)                                          0.23
---------------------------------------------------------------
Total annual fund operating expenses (64)(%)               1.18

(64) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $120                  $375                  $649                 $1,432

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996             11.73%
1997            -31.14%
1998             -6.43%
1999             68.01%
2000            -15.63%
2001            -18.48%
2002            -16.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                   LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS            FUND
Class A(%)                                      5/1/95        -16.96         -2.13          -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A          -6.09         -2.81          -6.07(65)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71           1.16(65)

(65)     Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.37
---------------------------------------------------------------
Total annual fund operating expenses(%)                    1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (66)

[BAR CHART]

1996         11.73%
1997        -31.14%
1998         -6.43%
1999         68.01%
2000        -15.27%
2001        -16.66%
2002        -17.70%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                LIFE OF THE
                                                   1 YEAR         5 YEARS           FUND
Class B(%)                                         -17.70          -1.79(66)      -2.74(66)
---------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)                 -6.09          -2.81          -6.07(67)
---------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                           -15.90          -1.71           1.16(67)

(66) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(67)     Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
---------------------------------------------------------------
Other expenses(%)                                          0.37
---------------------------------------------------------------
Total annual fund operating expenses(%)                    1.52

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $155                  $480                  $829                 $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Stein Roe & Farnham Incorporated (Stein Roe), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Stein Roe, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's and S&P 500 Fund's Sub-Advisor and Portfolio Manager, respectively, evaluates and monitors their performance and investment programs, and recommends to the Board of Trustees whether their contracts should be continued or modified and the addition or deletion of Sub-Advisors or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series              0.76%
Colonial Strategic Income Fund, Variable Series             0.65%
Columbia High Yield Fund, Variable Series                   0.00%(68)
Columbia International Fund, Variable Series                0.90%
Columbia Real Estate Equity Fund, Variable Series           0.00%(69)
Liberty All-Star Equity Fund, Variable Series               0.76%
Liberty Equity Fund, Variable Series                        0.75%(70)
Liberty Growth & Income Fund, Variable Series               0.80%
Liberty S&P 500 Index Fund, Variable Series                 0.40%
Liberty Select Value Fund, Variable Series                  0.70%
Newport Tiger Fund, Variable Series                         0.90%

(68) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

(69) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia Real Estate Equity Fund II.

(70) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Equity Fund.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

JAMES M. McALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

ROBERT G. ARMKNECHT, CFA, an executive vice president of Columbia, is the portfolio manager for the Equity Fund. Mr. Armknecht managed the Galaxy VIP Equity Fund, the predecessor to the Equity Fund, since July, 1998. He is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Armknecht has been with Columbia and its predecessors since 1988.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

TRUST MANAGEMENT ORGANIZATIONS

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

TRUST MANAGEMENT ORGANIZATIONS

SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

[RULE 12b-1 PLAN

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Small Cap Fund                                   1.10%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Growth & Income Fund                             1.00%
S&P 500 Fund                                     0.75%
Select Value Fund                                1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.]

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund, Equity Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's, Real Estate Fund's and Equity Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for those Funds has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, Real Estate Fund and Equity Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund, Real Estate Fund and Equity Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund, Real Estate Fund and Equity Fund was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                         Year ended December 31,            December 31,
                                                                 2002        2001       2000        1999       1998(a)

                                                               Class A     Class A     Class A    Class A      Class A
                                                               -------     -------     -------    -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        11.56       10.73        9.12       8.59        10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.02        0.02        0.07       0.02         0.08
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
 and foreign currency                                           (0.73)       0.98        1.65       0.52        (1.41)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.71)       1.00        1.72       0.54        (1.33)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.01)      (0.02)      (0.05)     (0.01)       (0.07)
------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---         ---         ---        ---        (0.01)
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                         (0.36)      (0.15)      (0.06)       ---          ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.37)      (0.17)      (0.11)     (0.01)       (0.08)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                              10.48       11.56       10.73       9.12         8.59
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                      (6.12)       9.30       18.88       6.34       (13.25)(f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                     1.10        1.10        1.07       1.00         1.00(h)
------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.18        0.22        0.76       0.23         1.41(h)
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.04        0.22        0.82       2.66         3.32(h)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       125          56          54         74           51(f)
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           7,893       9,361       7,616      3,817        1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                     Period ended
                                                       Year ended December 31,       December 31,
                                                         2002           2001           2000(a)

                                                        Class B        Class B         Class B
                                                        -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                 11.55          10.73           9.21
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(b)                                  0.02           0.02           0.06
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency                        (0.73)          0.97           1.57
-------------------------------------------------------------------------------------------------
Total from Investment Operations                         (0.71)          0.99           1.63
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                               (0.01)         (0.02)         (0.05)
-------------------------------------------------------------------------------------------------
From net realized gains                                  (0.36)         (0.15)         (0.06)
-------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.37)         (0.17)         (0.11)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                       10.47          11.55          10.73
-------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                               (6.14)          9.20          17.72(f)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                              1.10           1.10           1.10(h)
-------------------------------------------------------------------------------------------------
Net investment income (g)                                 0.18           0.22           1.01(h)
-------------------------------------------------------------------------------------------------
Waiver/reimbursement                                      0.29           0.47           1.07(h)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                125             56             54
-------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   12,080          9,020          3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001        2000        1999          1998

                                                                Class A      Class A     Class A     Class A       Class A
                                                                -------      -------     -------     -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                           8.92        9.43        10.44      11.08          11.15
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                          0.65        0.81(b)      0.97       0.95           0.91
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency                                  0.10       (0.46)(b)    (0.96)     (0.75)         (0.24)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.75        0.35         0.01       0.20           0.67
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                        (0.75)      (0.84)       (0.99)     (0.84)         (0.72)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---         ---          ---        ---          (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.02)      (0.02)       (0.03)       ---            ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.77)      (0.86)       (1.02)     (0.84)         (0.74)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 8.90        8.92         9.43      10.44          11.08
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)                                            8.41        3.68         0.16       1.78           6.03
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (e)                                                       0.76        0.85         0.76       0.75           0.78
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          7.16        8.42(b)      9.36       8.57           7.92
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          62          62           31         35             50
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           106,415     123,041      143,629    170,702        118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                              Year ended           Period ended
                                                             December 31,          December 31,
                                                           2002         2001         2000(a)

                                                         Class B       Class B        Class B
                                                         -------       -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                   8.91         9.41          10.24
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                  0.63         0.79(c)        0.56
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency                          0.09        (0.46)(c)      (0.37)
-----------------------------------------------------------------------------------------------
Total from Investment Operations                           0.72         0.33           0.19
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                (0.72)       (0.81)         (0.99)
-----------------------------------------------------------------------------------------------
Return of capital                                         (0.02)       (0.02)         (0.03)
-----------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.74)       (0.83)         (1.02)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                         8.89         8.91           9.41
-----------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                 8.08         3.54           1.92(g)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                               1.00         1.00           1.00(i)
-----------------------------------------------------------------------------------------------
Net investment income (h)                                  6.92         8.27(c)        9.39(i)
-----------------------------------------------------------------------------------------------
Waiver/reimbursement                                       0.01         0.10           0.03(i)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  62           62             31
-----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    32,407       19,481          3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                                Period ended
                                                                          Year ended December 31,               December 31,
                                                                   2002        2001        2000       1999        1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD ($)                           9.29        9.35        9.70      10.36         10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (c)(d)                                       0.59        0.64        0.69       0.70          0.49
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments (d)        (0.35)      (0.07)      (0.35)     (0.65)         0.45
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.24        0.57        0.34       0.05          0.94
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):

Distributions from net investment income                          (0.57)      (0.63)      (0.69)     (0.70)        (0.49)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                       ---         ---         ---      (0.01)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.57)      (0.63)      (0.69)     (0.71)        (0.58)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        (0.33)      (0.06)      (0.35)     (0.66)         0.36
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 8.96        9.29        9.35       9.70         10.36
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                   2.74        6.18        3.66       0.56          9.61(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                             2,197       2,421       2,188      2,403         2,454
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

Net investment income including
 reimbursement/waiver (d)                                          6.46        6.89        7.29       7.00          6.18(f)
----------------------------------------------------------------------------------------------------------------------------
Operating expenses including reimbursement/waiver                  1.68        1.60        1.60       1.60          1.60(f)
----------------------------------------------------------------------------------------------------------------------------
Operating expenses excluding reimbursement/waiver                  3.36        3.23        3.18       2.89          4.25(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          49          54          46         35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                  2002        2001         2000          1999        1998

                                                                Class A      Class A      Class A      Class A      Class A
                                                                -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                           1.46        1.93        2.79          2.00         1.78
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                          0.01        0.01        0.03          0.03         0.02
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments and foreign currency                                (0.20)      (0.48)      (0.55)         0.78         0.21
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.19)      (0.47)      (0.52)         0.81         0.23
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                        (0.01)        ---       (0.04)        (0.02)         ---
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---         ---         ---(b)        ---        (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---         ---       (0.30)          ---          ---
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---         ---         ---(b)        ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.01)        ---       (0.34)        (0.02)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 1.26        1.46        1.93          2.79         2.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)                                          (13.35)     (24.35)     (18.47)        40.58        12.96
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (e)                                                       1.13        1.23        1.08          1.10         1.24
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          0.62        0.41        1.20          1.14         0.77
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          39          34          76            35           28
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            28,883      41,299      61,372        82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                                             Period ended
                                                                       Year ended December 31,               December 31,
                                                                      2002                 2001                2000 (a)

                                                                     Class B              Class B              Class B
                                                                     -------              -------              -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                              1.46                 1.93                 2.50
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss) (b)                                      0.01                  ---(c)             (0.01)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
 investments and foreign currency                                    (0.21)               (0.47)               (0.22)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (0.20)               (0.47)               (0.23)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                             ---(c)               ---                (0.04)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                     ---                  ---                  ---(c)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                                ---                  ---                (0.30)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                        ---                  ---                  ---(c)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                           ---(c)               ---                (0.34)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    1.26                 1.46                 1.93
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)                                             (13.56)              (24.35)               (9.01)(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                          1.38                 1.48                 1.33(h)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (g)                                      0.37                 0.16                (0.43)(h)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             39                   34                   76
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                    1                    1                    1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (a)

                                                                                                              Period ended
                                                                       Year ended December 31,                December 31,
                                                              2002        2001        2000       1999            1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     10.11        9.96        8.08       8.78          10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (c)                                     0.40        0.38        0.41       0.38           0.28
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.14)       0.07        1.86      (0.74)         (1.24)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.26        0.45        2.27      (0.36)         (0.96)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):

Distributions of net investment income                       (0.32)      (0.30)      (0.38)     (0.34)         (0.26)
--------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               ---         ---       (0.01)       ---            ---
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                (0.41)        ---         ---        ---            ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.73)      (0.30)      (0.39)     (0.34)         (0.26)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   (0.47)       0.15        1.88      (0.70)         (1.22)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                            9.64       10.11        9.96       8.08           8.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              2.57        4.68       28.57      (4.13)         (9.57)(d)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                          979       1,112       1,092        983            784
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

Net investment income including
reimbursement/waiver                                          3.68        3.81        4.39       4.84           4.62(e)
--------------------------------------------------------------------------------------------------------------------------
Operating expenses including reimbursement/waiver             1.78        1.70        1.70       1.70           1.70(e)
--------------------------------------------------------------------------------------------------------------------------
Operating expenses excluding reimbursement/waiver             7.63        5.99        5.76       5.91          10.49(e)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     98          54          41         33              3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b)      The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26),
         respectively.

(d)      Not annualized.

(e)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                  2002         2001         2000         1999         1998

                                                                 Class A      Class A     Class A      Class A       Class A
                                                                 -------      -------     -------      -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          10.54        12.43       12.47        11.90         10.07
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                          0.01         0.03        0.05         0.06          0.06
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency                                 (2.76)       (1.66)       0.75         0.94          1.82
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.75)       (1.63)       0.80         1.00          1.88
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                        (0.02)       (0.03)      (0.05)       (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---        (0.23)      (0.79)       (0.38)          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.02)       (0.26)      (0.84)       (0.43)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 7.77        10.54       12.43        12.47         11.90
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)(d)                                       (26.13)      (12.81)       6.35         8.47         18.67
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (e)                                                       1.00         1.00        0.98         0.95          1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          0.14         0.26        0.37         0.47          0.54
---------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                               0.04          ---        0.02          ---          0.04
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          84           62          97           75            70
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            31,339       52,245      69,249       80,095        44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                           Year ended December 31,          December 31,
                                                                            2002              2001            2000 (a)

                                                                          Class B           Class B            Class B
                                                                          -------           -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                   10.53             12.42             12.97
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                                   0.01              0.03              0.05
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments and foreign currency                                       (2.74)            (1.66)             0.24
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (2.73)            (1.63)             0.29
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                                 (0.02)            (0.03)            (0.05)
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                                      ---             (0.23)            (0.79)
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                               (0.02)            (0.26)            (0.84)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                          7.78             10.53             12.42
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                                (25.96)           (12.82)            2.17(f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                                1.00              1.00              1.00(h)
------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                                   0.14              0.26              0.63(h)
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                        0.29              0.25              0.45(h)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   84                62                97
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                      2,911             4,382             2,727

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES (a)

                                                                                Year ended December 31,
                                                                   2002        2001       2000       1999           1998
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          16.02       19.81       22.21      19.20          19.68
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss) (b)                                   0.03         ---(c)    (0.02)     (0.02)          0.13
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (4.46)      (3.58)      (0.37)      5.05           4.25
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (4.43)      (3.58)      (0.39)      5.03           4.38
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):

Distributions from net investment income                          (0.03)        ---         ---        ---          (0.13)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                       ---       (0.21)      (2.01)     (2.02)         (4.73)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.03)      (0.21)      (2.01)     (2.02)         (4.86)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        (4.46)      (3.79)      (2.40)      3.01          (0.48)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                11.56       16.02       19.81      22.21          19.20
-------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                 (27.64)     (18.17)      (1.82)     27.18          23.52
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                43,603      79,813     120,712    119,799         92,620
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

 Net investment income (loss) including
  reimbursement/waiver                                             0.18        0.00       (0.11)     (0.11)          0.61
-------------------------------------------------------------------------------------------------------------------------
 Operating expenses including reimbursement/waiver                 1.09        1.02        0.98       0.96           1.05
-------------------------------------------------------------------------------------------------------------------------
 Operating expenses excluding reimbursement/waiver                 1.09        1.02        0.98       0.96           1.05
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          35          51          54         60             75

(a) The information shown in this table relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Equity Fund.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.03,
         $0.00, $(0.02), $(0.02), and $0.13, respectively.

(c)      Amount is less than $0.005.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                    Year ended December 31,
                                                                   2002          2001         2000        1999       1998

                                                                 Class A       Class A      Class A     Class A     Class A
                                                                 -------       -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          15.55          18.27        19.85       18.79        16.29
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                          0.15           0.16         0.17        0.14         0.16
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.56)         (0.35)        0.54        2.07         3.12
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.41)         (0.19)        0.71        2.21         3.28
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                        (0.17)         (0.15)       (0.17)      (0.11)       (0.12)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---            ---          ---(b)      ---          ---
----------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---          (2.34)       (2.12)      (1.04)       (0.64)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---            ---          ---         ---        (0.02)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---          (0.04)         ---         ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.17)         (2.53)       (2.29)      (1.15)       (0.78)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                11.97          15.55        18.27       19.85        18.79
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%) (c)(d)                                           (21.95)         (0.60)        3.60       12.00        20.15
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (e)                                                       0.88           0.96         0.88        0.88         0.90
----------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          1.08           0.92         0.85        0.69         0.88
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          69             53          120         101           64
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           113,335        180,053      203,366     212,355      146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                                        Period ended
                                                                      Year ended December 31,           December 31,
                                                                      2002             2001              2000 (a)

                                                                     Class B          Class B            Class B
                                                                     -------          -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                              15.53            18.26              19.82
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                              0.13             0.15               0.08
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (3.56)           (0.35)              0.65
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (3.43)           (0.20)              0.73
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                            (0.15)           (0.15)             (0.17)
--------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                      ---              ---                ---(c)
--------------------------------------------------------------------------------------------------------------------
From net realized gains                                                 ---            (2.34)             (2.12)
--------------------------------------------------------------------------------------------------------------------
Return of capital                                                       ---            (0.04)               ---
--------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (0.15)           (2.53)             (2.29)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    11.95            15.53              18.26
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                           (22.06)           (0.65)              3.64(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                           1.00             1.00               1.00(i)
--------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                              0.96             0.88               0.71(i)
--------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                   0.13             0.21               0.13(i)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              69               53                120
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                27,756           25,742              4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                                Period ended
                                                                   Year ended December 31,      December 31,
                                                                    2002            2001          2000 (a)

                                                                   Class A         Class A        Class A
                                                                   -------         -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.90           11.31         12.00
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                            0.09            0.07          0.07
-------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
 and futures contracts                                              (2.32)          (1.42)        (0.70)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (2.23)          (1.35)        (0.63)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                          (0.07)          (0.06)        (0.06)
-------------------------------------------------------------------------------------------------------
Return of capital                                                   (0.01)            ---           ---
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.08)          (0.06)        (0.06)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   7.59            9.90         11.31
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)                                            (22.55)         (11.98)(e)     (5.29)(e)(f)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                          0.64           0.75          0.75(h)
-------------------------------------------------------------------------------------------------------
Net investment income (g)                                             0.99           0.72          0.89(h)
-------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                   ---           0.28          0.36(h)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            17               7             2(f)
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                  65              83            95

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                                 Period ended
                                                                   Year ended December 31,        December 31,
                                                                    2002            2001           2000 (a)

                                                                   Class B         Class B          Class B
                                                                   -------         -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                             9.89           11.31           12.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                            0.08            0.07            0.07
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
 investments and futures contracts                                  (2.33)          (1.43)          (0.70)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (2.25)          (1.36)          (0.63)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                          (0.06)          (0.06)          (0.06)
--------------------------------------------------------------------------------------------------------------
Return of capital                                                   (0.01)            ---             ---
--------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (0.07)          (0.06)          (0.06)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                   7.57            9.89           11.31
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                         (22.75)         (12.07)          (5.29)(f)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                         0.75            0.75            0.75(h)
--------------------------------------------------------------------------------------------------------------
Net investment income (g)                                            0.88            0.72            0.89(h)
--------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                 0.14            0.53            0.61(h)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            17               7               2(f)
--------------------------------------------------------------------------------------------------------------
Net assets, at end of period (000's) ($)                           28,762          28,835          12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                                             Period ended
                                                                           Year ended December 31,           December 31,
                                                                           2002               2001             2000 (a)

                                                                          Class A           Class A            Class A
                                                                          -------           -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                   13.66            13.24             12.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                                   0.03             0.05              0.09
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     (1.54)            0.42              1.28
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (1.51)            0.47              1.37
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                                 (0.03)           (0.03)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                                      ---            (0.02)              ---(c)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                            ---              ---             (0.06)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                               (0.03)           (0.05)            (0.13)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                         12.12            13.66             13.24
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(f)                                                   (11.07)            3.55(e)          11.38(e)(g)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                                0.93             1.10              1.10(i)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                                   0.26             0.34              1.13(i)
-------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                         ---             0.48              1.31(i)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   21               15                26(g)
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                        632              115               111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                                     Period ended
                                                                      Year ended December 31,        December 31,
                                                                        2002            2001           2000 (a)

                                                                      Class B         Class B          Class B
                                                                      -------         -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                               13.65           13.24            12.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                               0.01            0.05             0.09
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 (1.54)           0.41             1.28
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (1.53)           0.46             1.37
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                             (0.01)          (0.03)           (0.07)
-----------------------------------------------------------------------------------------------------------------
From net realized gains                                                  ---           (0.02)             ---(c)
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                        ---             ---            (0.06)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                           (0.01)          (0.05)           (0.13)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                     12.11           13.65            13.24
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                            (11.21)           3.47            11.38(g)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                            1.10            1.10             1.10(i)
-----------------------------------------------------------------------------------------------------------------
Net investment income (h)                                               0.09            0.34             1.13(i)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                    0.08            0.73             1.56(i)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               21              15               26(g)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                 24,615          16,886            3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and/or the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                  2002         2001        2000         1999         1998

                                                                 Class A     Class A      Class A      Class A     Class A
                                                                 -------     -------      -------      -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                           1.77        2.19         2.62         1.57         1.71
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                          0.02        0.02         0.02         0.03         0.03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                               (0.32)      (0.42)       (0.43)        1.04        (0.14)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.30)      (0.40)       (0.41)        1.07        (0.11)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                        (0.02)      (0.02)       (0.02)       (0.02)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---(b)      ---          ---          ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.02)      (0.02)       (0.02)       (0.02)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                 1.45        1.77         2.19         2.62         1.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)                                          (16.96)     (18.48)      (15.63)       68.01        (6.43)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (e)                                                       1.27        1.31         1.15         1.21         1.30
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          0.96        0.99         0.80         1.65         2.16
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          28          24           22           12           16
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            23,087      33,688       44,346       46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                                                 Period ended
                                                                          Year ended December 31,                December 31,
                                                                        2002                  2001                 2000 (a)

                                                                       Class B               Class B               Class B
                                                                       -------               -------               -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                 1.81                  2.19                   2.35
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                                0.01                  0.01                    ---(c)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency                                       (0.33)                (0.37)                 (0.14)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (0.32)                (0.36)                 (0.14)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                              (0.02)                (0.02)                 (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                         ---(c)                ---                    ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                            (0.02)                (0.02)                 (0.02)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                       1.47                  1.81                   2.19
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)                                                (17.70)               (16.66)                 (5.94)(f)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                             1.52                  1.56                   1.47(h)
--------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                                0.71                  0.74                   0.11(h)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                28                    24                     22
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                   1,086                 2,232                    644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund and the Equity Fund will be declared and distributed quarterly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial
 International Fund for Growth, Variable Series)
Columbia Real Estate Equity Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
  Growth & Income Fund, Variable Series)
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------
NOT FDIC       MAY LOSE VALUE
             -----------------
INSURED      NO BANK GUARANTEE
------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                                 3

THE FUND                                                                                                                  4
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses

Newport Tiger Fund, Variable Series..................................................................................     4

TRUST MANAGEMENT ORGANIZATIONS                                                                                            8
The Trustees.........................................................................................................     8
Investment Advisor...................................................................................................     8
Mixed and Shared Funding.............................................................................................     8

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                     9

FINANCIAL HIGHLIGHTS                                                                                                     11

SHAREHOLDER INFORMATION                                                                                                  12
Purchases and Redemptions............................................................................................    12
How the Fund Calculates Net Asset Value..............................................................................    12
Dividends and Distributions..........................................................................................    12
Tax Consequences.....................................................................................................    13
Other Class of Shares................................................................................................    13

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Newport Tiger Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996          11.73%
1997         -31.14%
1998          -6.43%
1999          68.01%
2000         -15.63%
2001         -18.48%
2002         -16.96%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS         FUND
Class A(%)                                      5/1/95        -16.96         -2.13          -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)              N/A           -6.09         -2.81          -6.07(1)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                         N/A          -15.90         -1.71           1.16(1)

(1)  Performance information is from April 30, 1995.

THE FUND NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.37
-----------------------------------------------------------------
Total annual fund operating expenses(%)                    1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC and Newport advised or sub-advised one or more funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Fund amounted to 0.90% of the average daily net assets of the Fund.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall
(Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING

As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investment in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goal, strategies or restrictions.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

At times, the Fund's advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent the Fund from achieving its investment goal and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                               Year ended December 31,
                                                             2002         2001         2000         1999         1998

                                                            Class A      Class A      Class A      Class A      Class A
                                                            -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                       1.77         2.19         2.62         1.57         1.71
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                      0.02         0.02         0.02         0.03         0.03
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.32)       (0.42)       (0.43)        1.04        (0.14)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.30)       (0.40)       (0.41)        1.07        (0.11)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
----------------------------------------------------------------------------------------------------------------------
Return of capital                                              ---(b)       ---          ---          ---          ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             1.45         1.77         2.19         2.62         1.57
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                       (16.96)      (18.48)      (15.63)       68.01        (6.43)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                   1.27         1.31         1.15         1.21         1.30
----------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                      0.96         0.99         0.80         1.65         2.16
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      28           24           22           12           16
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        23,087       33,688       44,346       46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CLASS A AND B SHARES

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------
NOT FDIC       MAY LOSE VALUE
             -----------------
INSURED      NO BANK GUARANTEE
------------------------------

                               TABLE OF CONTENTS

THE TRUST                                                                                                                  3

THE FUNDS                                                                                                                  4
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series.......................................................................      4
Colonial Strategic Income Fund, Variable Series......................................................................      8
Columbia High Yield Fund, Variable Series............................................................................     12
Columbia International Fund, Variable Series.........................................................................     16
Columbia Real Estate Equity Fund, Variable Series....................................................................     22
Liberty All-Star Equity Fund, Variable Series........................................................................     26
Liberty Growth & Income Fund, Variable Series........................................................................     30
Newport Tiger Fund, Variable Series..................................................................................     34

TRUST MANAGEMENT ORGANIZATIONS                                                                                            38
The Trustees.........................................................................................................     38
Investment Advisor...................................................................................................     38
Investment Sub-Advisor and Portfolio Managers........................................................................     40
Rule 12b-1 Plan......................................................................................................     40
Mixed and Shared Funding.............................................................................................     41

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                     42

FINANCIAL HIGHLIGHTS                                                                                                      44

SHAREHOLDER INFORMATION                                                                                                   54
Purchases and Redemptions............................................................................................     54
How the Funds Calculate Net Asset Value..............................................................................     54
Dividends and Distributions..........................................................................................     54
Tax Consequences.....................................................................................................     55
Other Classes of Shares..............................................................................................     55

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for the Small Cap Fund, Strategic Income Fund, High Yield Fund, All-Star Equity Fund, Growth & Income Fund and Tiger Fund. This prospectus contains only Class B shares for the Real Estate Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999           6.34%
2000          18.88%
2001           9.30%
2002          -6.12%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                    LIFE OF THE
                                              DATE         1 YEAR           FUND
Class A(%)                                   5/19/98        -6.12           2.59
--------------------------------------------------------------------------------
S&P 600/Barra Value Index(%)                   N/A         -14.47           1.42(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.34
-----------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995          18.30%
1996           9.83%
1997           9.11%
1998           6.03%
1999           1.78%
2000           0.16%
2001           3.68%
2002           8.41%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                               LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS         FUND
Class A(%)                                      7/5/94         8.41          3.97         6.75
----------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A         11.04          7.62         8.24(3)

(3)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.11
-----------------------------------------------------------------
Total annual fund operating expenses(%)                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (4)

[BAR CHART]

1999           0.57%
2000           3.66%
2001           6.18%
2002           2.74%

For period shown in bar chart:
Best quarter:  1st quarter 2001, +4.60%
Worst quarter:  3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (4)

                                                          LIFE OF THE
                                              1 YEAR          FUND
Class A(%)                                     2.74          4.67
-----------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14          0.89(5)

(4) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(5)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(6)(%)                                       0.69
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(7)(%)                                       2.68
-----------------------------------------------------------------
Total annual fund operating expenses(7)(%)                 3.37

(6)  The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(7) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $313                 $1,011                $1,732                $3,640

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar charts below show changes in the Fund's calendar year total returns (before taxes) for its Class A and B shares. The performance tables following each bar chart show how the Fund's average annual total returns for Class A and B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995           5.85%
1996           5.61%
1997          -3.27%
1998          12.96%
1999          40.58%
2000         -18.47%
2001         -24.35%
2002         -13.35%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                   5/2/94        -13.35         -3.23        -1.69
--------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55        -2.42(9)
--------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89         0.40(9)

(9)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(10)(%)                                      0.23
-----------------------------------------------------------------
Total annual fund operating expenses(10)(%)                1.13

(10) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (11)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $94                   $338                  $602                 $1,356

(11) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 10 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (12)

[BAR CHART]

1995           5.85%
1996           5.61%
1997          -3.27%
1998          12.96%
1999          40.58%
2000         -18.47%
2001         -24.35%
2002         -13.56%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                         LIFE OF THE
                                             1 YEAR         5 YEARS          FUND
Class B(%)                                   -13.56          -3.28(12)    -1.72(12)
-------------------------------------------------------------------------------
MSCI AC World Free ex US Index               -22.08          -6.55        -2.42(13)
-------------------------------------------------------------------------------
MSCI EAFE Index(%)                           -15.94          -2.89         0.40(13)

(12) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

(13)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
-----------------------------------------------------------------
Other expenses(14)(%)                                      0.23
-----------------------------------------------------------------
Total annual fund operating expenses(14)(%)                1.38

(14) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 1.17%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (15)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $119                  $416                  $735                 $1,639

(15) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 14 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (16)

[BAR CHART]

1999          -4.13%
2000          28.57%
2001           4.68%
2002           2.57%

For period shown in bar chart:
Best quarter:  2nd quarter 2000, +10.64%
Worst quarter:  3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (16)

                                                         LIFE OF THE
                                             1 YEAR          FUND
Class B(%)                                     2.57       3.79
--------------------------------------------------------------
NAREIT Index(%)                                3.82       3.89(17)
--------------------------------------------------------------
S&P 500 Index(%)                             -22.09      -2.24(17)

(16) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(17) Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(18)(%)                                      0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
-----------------------------------------------------------------
Other expenses(19)(%)                                      6.79
-----------------------------------------------------------------
Total annual fund operating expenses(19)(%)                7.88

(18) The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(19) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.98%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(20)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $691                 $2,192                $3,607                $6,804

(20) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 19 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998          18.67%
1999           8.47%
2000           6.35%
2001         -12.81%
2002         -26.13%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                   LIFE OF THE
                                              DATE         1 YEAR         5 YEARS           FUND
Class A (%)                                 11/17/97       -26.13          -2.49         -2.28
----------------------------------------------------------------------------------------------
Russell 3000 Index (%)                         N/A         -21.54          -0.71         -0.31(21)
----------------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -22.09          -0.58         -0.24(21)

(21) Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(22)(%)                                      0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.24
-----------------------------------------------------------------
Total annual fund operating expenses(22)(%)                1.04

(22) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $106                  $331                  $574                 $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995          29.70%
1996          21.84%
1997          32.23%
1998          20.15%
1999          12.00%
2000           3.60%
2001          -0.60%
2002         -21.95%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                   LIFE OF THE
                                              DATE         1 YEAR        5 YEARS            FUND
Class A(%)                                   7/5/94        -21.95          1.58          10.64
----------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58          10.28(23)

(23) Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(24)(%)                                      0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(24)(%)                                      0.08
-----------------------------------------------------------------
Total annual fund operating expenses(24)(%)                0.88

(24) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (25)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                  $270                   $477                 $1,074

(25) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 24 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996          11.73%
1997         -31.14%
1998          -6.43%
1999          68.01%
2000         -15.63%
2001         -18.48%
2002         -16.96%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR         5 YEARS         FUND
Class A(%)                                      5/1/95        -16.96         -2.13        -2.96
-----------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A          -6.09         -2.81        -6.07(26)
-----------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71         1.16(26)

(26) Performance information is from April 30, 1995.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                             CLASS A
Management fee(%)                                              0.90
-------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                       0.00
-------------------------------------------------------------------
Other expenses(%)                                              0.37
-------------------------------------------------------------------
Total annual fund operating expenses(%)                        1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                    1 YEAR           3 YEARS           5 YEARS          10 YEARS
Class A              $129              $403              $697            $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether its contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                0.76%
Colonial Strategic Income Fund, Variable Series               0.65%
Columbia High Yield Fund, Variable Series                     0.00%(27)
Columbia International Fund, Variable Series                  0.90%
Columbia Real Estate Equity Fund, Variable Series             0.00% (28)
Liberty All-Star Equity Fund, Variable Series                 0.76%
Liberty Growth & Income Fund, Variable Series                 0.80%
Newport Tiger Fund, Variable Series                           0.90%

(27) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

(28) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia Real Estate Equity Fund II.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

JAMES M. McALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

TRUST MANAGEMENT ORGANIZATIONS

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

RULE 12B-1 PLAN

Each of the Real Estate Fund and International Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's and Real Estate Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for the Real Estate Fund has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund and Real Estate Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund and Real Estate Fund was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                     Year ended December 31,                December 31,
                                                             2002       2001        2000      1999             1998(a)

                                                            Class A    Class A     Class A   Class A           Class A
                                                            -------    -------     -------   -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                      11.56      10.73        9.12      8.59             10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                      0.02       0.02        0.07      0.02              0.08
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                      (0.73)      0.98        1.65      0.52             (1.41)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.71)      1.00        1.72      0.54             (1.33)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.01)     (0.02)      (0.05)    (0.01)            (0.07)
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---        ---         ---       ---             (0.01)
---------------------------------------------------------------------------------------------------------------------
From net realized gains                                      (0.36)     (0.15)      (0.06)      ---               ---
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.37)     (0.17)      (0.11)    (0.01)            (0.08)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                            10.48      11.56       10.73      9.12              8.59
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                     (6.12)      9.30       18.88      6.34            (13.25)(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses(g)                                                   1.10       1.10        1.07      1.00              1.00(h)
---------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                      0.18       0.22        0.76      0.23              1.41(h)
---------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.04       0.22        0.82      2.66              3.32(h)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                     125         56          54        74                51(f)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                         7,893      9,361       7,616     3,817             1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2002          2001          2000          1999         1998

                                                             Class A       Class A       Class A       Class A      Class A
                                                             -------       -------       -------       -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         8.92          9.43         10.44         11.08        11.15
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                                        0.65          0.81(b)       0.97          0.95         0.91
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                             0.10         (0.46)(b)     (0.96)        (0.75)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.75          0.35          0.01          0.20         0.67
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                     (0.75)        (0.84)        (0.99)        (0.84)       (0.72)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               ---           ---           ---           ---        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                              (0.02)        (0.02)        (0.03)          ---          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.77)        (0.86)        (1.02)        (0.84)       (0.74)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               8.90          8.92          9.43         10.44        11.08
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           8.41          3.68          0.16          1.78         6.03
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                     0.76          0.85          0.76          0.75         0.78
---------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                        7.16          8.42(b)       9.36          8.57         7.92
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                        62            62            31            35           50
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                         106,415       123,041       143,629       170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                               Period ended
                                                                            Year ended December 31,            December 31,
                                                                    2002        2001        2000        1999       1998(b)

NET ASSET VALUE, BEGINNING OF PERIOD($)                             9.29        9.35        9.70       10.36       10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                         0.59        0.64        0.69        0.70        0.49
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)          (0.35)      (0.07)      (0.35)      (0.65)       0.45
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.24        0.57        0.34        0.05        0.94
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                           (0.57)      (0.63)      (0.69)      (0.70)      (0.49)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                        ---         ---         ---       (0.01)      (0.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.57)      (0.63)      (0.69)      (0.71)      (0.58)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         (0.33)      (0.06)      (0.35)      (0.66)       0.36
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                   8.96        9.29        9.35        9.70       10.36
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                     2.74        6.18        3.66        0.56        9.61(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                               2,197       2,421       2,188       2,403       2,454
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
     reimbursement/waiver (d)                                       6.46        6.89        7.29        7.00        6.18(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver                 1.68        1.60        1.60        1.60        1.60(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver                 3.36        3.23        3.18        2.89        4.25(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           49          54          46          35          89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)  Not annualized.

(f)  Annualized.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                              Year ended December 31,
                                                              2002         2001         2000         1999         1998

                                                            Class A      Class A      Class A      Class A      Class A
                                                            -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                       1.46         1.93         2.79         2.00         1.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                      0.01         0.01         0.03         0.03         0.02
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                          (0.20)       (0.48)       (0.55)        0.78         0.21
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)       (0.47)       (0.52)        0.81         0.23
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.01)         ---        (0.04)       (0.02)         ---
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---          ---          ---(b)       ---        (0.01)
----------------------------------------------------------------------------------------------------------------------
From net realized gains                                        ---          ---        (0.30)         ---          ---
----------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                ---          ---          ---(b)       ---          ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.01)         ---        (0.34)       (0.02)       (0.01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             1.26         1.46         1.93         2.79         2.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                       (13.35)      (24.35)      (18.47)       40.58        12.96
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses(e)                                                   1.13         1.23         1.08         1.10         1.24
----------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                      0.62         0.41         1.20         1.14         0.77
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      39           34           76           35           28
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        28,883       41,299       61,372       82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                                Period ended
                                                                 Year ended December 31,         December 31,
                                                                 2002            2001              2000 (a)

                                                                Class B         Class B            Class B
                                                                -------         -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.46            1.93               2.50
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (loss)(b)                                   0.01             ---(c)           (0.01)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and foreign currency                              (0.21)          (0.47)             (0.22)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.20)          (0.47)             (0.23)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                         ---(c)          ---              (0.04)
---------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---             ---                ---(c)
---------------------------------------------------------------------------------------------------------
From net realized gains                                            ---             ---              (0.30)
---------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---             ---                ---(c)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       ---(c)          ---              (0.34)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.26            1.46               1.93
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)                                           (13.56)         (24.35)             (9.01)(f)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(g)                                                       1.38            1.48               1.33(h)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)(g)                                   0.37            0.16              (0.43)(h)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          39              34                 76
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                 1               1                  1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (a)

                                                                                                       Period ended
                                                                      Year ended December 31,           December 31,
                                                              2002        2001        2000      1999       1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                      10.11        9.96        8.08      8.78       10.00
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)                                      0.40        0.38        0.41      0.38        0.28
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.14)       0.07        1.86     (0.74)      (1.24)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.26        0.45        2.27     (0.36)      (0.96)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions of net investment income                       (0.32)      (0.30)      (0.38)    (0.34)      (0.26)
----------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               ---         ---       (0.01)      ---         ---
----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                (0.41)        ---         ---       ---         ---
----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.73)      (0.30)      (0.39)    (0.34)      (0.26)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   (0.47)       0.15        1.88     (0.70)      (1.22)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             9.64       10.11        9.96      8.08        8.78
----------------------------------------------------------------------------------------------------------------
Total return(%)                                               2.57        4.68       28.57     (4.13)      (9.57)(d)
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                           979       1,112       1,092       983         784
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
    reimbursement/waiver                                      3.68        3.81        4.39      4.84        4.62(e)
----------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver           1.78        1.70        1.70      1.70        1.70(e)
----------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver           7.63        5.99        5.76      5.91       10.49(e)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      98          54          41        33           3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b)  The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26), respectively.

(d)  Not annualized.

(e)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                              Year ended December 31,
                                                             2002         2001         2000         1999         1998

                                                            Class A      Class A      Class A      Class A      Class A
                                                            -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                      10.54        12.43        12.47        11.90        10.07
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                      0.01         0.03         0.05         0.06         0.06
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.76)       (1.66)        0.75         0.94         1.82
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (2.75)       (1.63)        0.80         1.00         1.88
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.02)       (0.03)       (0.05)       (0.05)       (0.05)
----------------------------------------------------------------------------------------------------------------------
From net realized gains                                        ---        (0.23)       (0.79)       (0.38)         ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.02)       (0.26)       (0.84)       (0.43)       (0.05)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             7.77        10.54        12.43        12.47        11.90
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(b)(c)(d)                                    (26.13)      (12.81)        6.35         8.47        18.67
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                   1.00         1.00         0.98         0.95         1.00
----------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                      0.14         0.26         0.37         0.47         0.54
----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.04          ---         0.02          ---         0.04
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      84           62           97           75           70
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        31,339       52,245       69,249       80,095       44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                 2002          2001          2000          1999          1998

                                                                Class A       Class A       Class A       Class A       Class A
                                                                -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          15.55         18.27         19.85         18.79         16.29
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.15          0.16          0.17          0.14          0.16
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (3.56)        (0.35)         0.54          2.07          3.12
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (3.41)        (0.19)         0.71          2.21          3.28
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.17)        (0.15)        (0.17)        (0.11)        (0.12)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---           ---           ---(b)        ---           ---
------------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---         (2.34)        (2.12)        (1.04)        (0.64)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---           ---           ---           ---         (0.02)
------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                  ---         (0.04)          ---           ---           ---
------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.17)        (2.53)        (2.29)        (1.15)        (0.78)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               11.97         15.55         18.27         19.85         18.79
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)                                         (21.95)        (0.60)         3.60         12.00         20.15
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses(e)                                                       0.88          0.96          0.88          0.88          0.90
------------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          1.08          0.92          0.85          0.69          0.88
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          69            53           120           101            64
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           113,335       180,053       203,366       212,355       146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                              Year ended December 31,
                                                             2002         2001         2000         1999         1998

                                                            Class A      Class A      Class A      Class A      Class A
                                                            -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                       1.77         2.19         2.62         1.57         1.71
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                      0.02         0.02         0.02         0.03         0.03
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.32)       (0.42)       (0.43)        1.04        (0.14)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.30)       (0.40)       (0.41)        1.07        (0.11)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
----------------------------------------------------------------------------------------------------------------------
Return of capital                                              ---(b)       ---          ---          ---          ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             1.45         1.77         2.19         2.62         1.57
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                       (16.96)      (18.48)      (15.63)       68.01        (6.43)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                   1.27         1.31         1.15         1.21         1.30
----------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                      0.96         0.99         0.80         1.65         2.16
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      28           24           22           12           16
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        23,087       33,688       44,346       46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund will be declared and distributed quarterly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES

The Small Cap Fund, Strategic Income Fund, High Yield Fund, All-Star Equity Fund, Growth & Income Fund and Tiger Fund offer an additional class of shares, Class B shares, which are not available in this prospectus. The Real Estate Fund offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial International Fund for Growth, Variable Series)
Columbia Real Estate Equity Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------
NOT FDIC       MAY LOSE VALUE
             -----------------
INSURED      NO BANK GUARANTEE
------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                           3

THE FUNDS                                                                           4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series...............................       4
Colonial Strategic Income Fund, Variable Series..............................       8
Columbia High Yield Fund, Variable Series....................................      12
Liberty All-Star Equity Fund, Variable Series................................      16
Liberty Growth & Income Fund, Variable Series................................      20

TRUST MANAGEMENT ORGANIZATIONS                                                     24

The Trustees.................................................................      24
Investment Advisor...........................................................      24
Investment Sub-Advisor and Portfolio Managers................................      25
Mixed and Shared Funding.....................................................      26

OTHER INVESTMENT STRATEGIES AND RISKS                                              27

FINANCIAL HIGHLIGHTS                                                               29

SHAREHOLDER INFORMATION                                                            35

Purchases and Redemptions....................................................      35
How the Funds Calculate Net Asset Value......................................      35
Dividends and Distributions..................................................      35
Tax Consequences.............................................................      36
Other Class of Shares........................................................      36

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999     6.34%
2000    18.88%
2001     9.30%
2002    -6.12%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                                                              LIFE OF THE
                                     INCEPTION DATE        1 YEAR                 FUND
Class A(%)                              5/19/98             -6.12                 2.59
----------------------------------------------------------------------------------------
S&P 600/Barra Value Index(%)             N/A               -14.47                 1.42(1)

(1)      Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(2)(%)                                                  0.80
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                              0.00
----------------------------------------------------------------------------
Other expenses(%)                                                     0.34
----------------------------------------------------------------------------
Total annual fund operating expenses(2)(%)                            1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

              1 YEAR                3 YEARS        5 YEARS       10 YEARS
Class A        $116                   $362           $628         $1,386

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995        18.30%
1996         9.83%
1997         9.11%
1998         6.03%
1999         1.78%
2000         0.16%
2001         3.68%
2002         8.41%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                          INCEPTION                                               LIFE OF THE
                                            DATE               1 YEAR             5 YEARS             FUND
Class A(%)                                 7/5/94                8.41               3.97              6.75
------------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)           N/A                 11.04               7.62              8.24(3)

(3)      Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A
Management fee(%)                                                 0.65
----------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                          0.00
----------------------------------------------------------------------
Other expenses(%)                                                 0.11
----------------------------------------------------------------------
Total annual fund operating expenses(%)                           0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                   1 YEAR             3 YEARS           5 YEARS         10 YEARS
Class A              $78               $243              $422             $942

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A) (4)

[BAR CHART]

1999       0.57%
2000       3.66%
2001       6.18%
2002       2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(4)

                                                           LIFE OF THE
                                           1 YEAR              FUND
Class A(%)                                  2.74               4.67
---------------------------------------------------------------------
Merrill Lynch High Yield Index             -1.14               0.89(5)

(4) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(5)      Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                               CLASS A
Management fee(6)(%)                                             0.69
---------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                         0.00
---------------------------------------------------------------------
Other expenses(7)(%)                                             2.68
---------------------------------------------------------------------
Total annual fund operating expenses(7)(%)                       3.37

(6) The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(7) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                      1 YEAR             3 YEARS             5 YEARS          10 YEARS
Class A                $313               $1,011              $1,732           $3,640

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998           18.67%
1999            8.47%
2000            6.35%
2001          -12.81%
2002          -26.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                        INCEPTION                                      LIFE OF THE
                                           DATE          1 YEAR       5 YEARS              FUND
Class A(%)                               11/17/97         -26.13        -2.49             -2.28
-------------------------------------------------------------------------------------------------
Russell 3000 Index(%)                      N/A            -21.54        -0.71             -0.31(9)
-------------------------------------------------------------------------------------------------
S&P 500 Index(%)                           N/A            -22.09        -0.58             -0.24(9)

(9)      Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (10)(%)                                     0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses(10)(%)                1.04

(10) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                 1 YEAR      3 YEARS        5 YEARS         10 YEARS
Class A           $106         $331           $574           $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995         29.70%
1996         21.84%
1997         32.23%
1998         20.15%
1999         12.00%
2000          3.60%
2001         -0.60%
2002        -21.95%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                        INCEPTION                                                  LIFE OF THE
                                          DATE             1 YEAR             5 YEARS                  FUND
Class A(%)                               7/5/94            -21.95               1.58                 10.64
-------------------------------------------------------------------------------------------------------------
S&P 500 Index(%)                          N/A              -22.09              -0.58                 10.28(11)

(11)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                CLASS A
Management fee (12)(%)                                            0.80
----------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                          0.00
----------------------------------------------------------------------
Other expenses (12)(%)                                            0.08
----------------------------------------------------------------------
Total annual fund operating expenses(12)(%)                       0.88

(12) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(13)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                    1 YEAR           3 YEARS        5 YEARS              10 YEARS
Class A               $79              $270           $477                $1,074

(13) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 12 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether its contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series         0.76%
Colonial Strategic Income Fund, Variable Series        0.65%
Columbia High Yield Fund, Variable Series              0.00% (14)
Liberty All-Star Equity Fund, Variable Series          0.76%
Liberty Growth & Income Fund, Variable Series          0.80%

(14) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO's PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

         - FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

         -        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

         - MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

         - ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

         -        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN
                  M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                        Year ended December 31,             December 31,
                                                                2002       2001        2000        1999       1998(a)

                                                              Class A     Class A     Class A     Class A     Class A
                                                              -------     -------     -------     -------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD($)                        11.56       10.73        9.12        8.59       10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                        0.02        0.02        0.07        0.02        0.08
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                        (0.73)       0.98        1.65        0.52       (1.41)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.71)       1.00        1.72        0.54       (1.33)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                     (0.01)      (0.02)      (0.05)      (0.01)      (0.07)
--------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               ---         ---         ---         ---       (0.01)
--------------------------------------------------------------------------------------------------------------------
From net realized gains                                        (0.36)      (0.15)      (0.06)        ---         ---

Total Distributions Declared to Shareholders                   (0.37)      (0.17)      (0.11)      (0.01)      (0.08)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                              10.48       11.56       10.73        9.12        8.59
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                       (6.12)       9.30       18.88        6.34      (13.25)(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                     1.10        1.10        1.07        1.00        1.00(h)
--------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                        0.18        0.22        0.76        0.23        1.41(h)
--------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.04        0.22        0.82        2.66        3.32(h)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       125          56          54          74          51(f)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           7,893       9,361       7,616       3,817       1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998
                                                               Class A      Class A      Class A     Class A      Class A
                                                               -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          8.92         9.43         10.44       11.08        11.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                         0.65         0.81(b)       0.97        0.95         0.91
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              0.10        (0.46)(b)     (0.96)      (0.75)       (0.24)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.75         0.35          0.01        0.20         0.67
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.75)       (0.84)        (0.99)      (0.84)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                               (0.02)       (0.02)        (0.03)        ---         ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.77)       (0.86)        (1.02)      (0.84)       (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                8.90         8.92          9.43       10.44        11.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            8.41         3.68          0.16        1.78         6.03
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                      0.76         0.85          0.76        0.75         0.78
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         7.16         8.42(b)       9.36        8.57         7.92
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         62           62            31          35           50
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                          106,415      123,041       143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                                Period ended
                                                                          Year ended December 31,               December 31,
                                                                2002         2001          2000        1999        1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                          9.29         9.35          9.70       10.36       10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                      0.59         0.64          0.69        0.70        0.49
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)       (0.35)       (0.07)        (0.35)      (0.65)       0.45
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.24         0.57          0.34        0.05        0.94
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                        (0.57)       (0.63)        (0.69)      (0.70)      (0.49)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                     ---          ---           ---       (0.01)      (0.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.57)       (0.63)        (0.69)      (0.71)      (0.58)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      (0.33)       (0.06)        (0.35)      (0.66)       0.36
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                8.96         9.29          9.35        9.70       10.36
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                  2.74         6.18          3.66        0.56        9.61(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                            2,197        2,421         2,188       2,403       2,454
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income including
     reimbursement/waiver(d)                                     6.46         6.89          7.29        7.00        6.18(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver              1.68         1.60          1.60        1.60        1.60(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver              3.36         3.23          3.18        2.89        4.25(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         49           54            46          35          89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)  Not annualized.

(f)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                2002         2001         2000         1999         1998

                                                               Class A      Class A       Class A     Class A     Class A
                                                               -------      -------       -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         10.54        12.43         12.47       11.90       10.07
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                         0.01         0.03          0.05        0.06        0.06
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                            (2.76)       (1.66)         0.75        0.94        1.82
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.75)       (1.63)         0.80        1.00        1.88
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.02)       (0.03)        (0.05)      (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---        (0.23)        (0.79)      (0.38)        ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.02)       (0.26)        (0.84)      (0.43)      (0.05)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                7.77        10.54         12.43       12.47       11.90
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(b)(c)(d)                                       (26.13)      (12.81)         6.35        8.47       18.67
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                      1.00         1.00          0.98        0.95        1.00
------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         0.14         0.26          0.37        0.47        0.54
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.04          ---          0.02         ---        0.04
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         84           62            97          75          70
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           31,339       52,245        69,249      80,095      44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                2002         2001          2000        1999        1998
                                                               Class A      Class A       Class A     Class A     Class A
                                                               -------      -------       -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         15.55        18.27         19.85       18.79       16.29
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                         0.15         0.16          0.17        0.14        0.16
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (3.56)       (0.35)         0.54        2.07        3.12
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.41)       (0.19)         0.71        2.21        3.28
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.17)       (0.15)        (0.17)      (0.11)      (0.12)
------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)      ---         ---
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---        (2.34)        (2.12)      (1.04)      (0.64)
------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---         ---       (0.02)
------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---        (0.04)          ---         ---         ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.17)       (2.53)        (2.29)      (1.15)      (0.78)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               11.97        15.55         18.27       19.85       18.79
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (21.95)       (0.60)         3.60       12.00       20.15
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                      0.88         0.96          0.88        0.88        0.90
------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         1.08         0.92          0.85        0.69        0.88
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         69           53           120         101          64
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                          113,335      180,053       203,366     212,355     146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
  Growth & Income Fund, Variable Series)

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------------
NOT FDIC            MAY LOSE VALUE
                  -----------------
INSURED           NO BANK GUARANTEE
-----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                            3

THE FUNDS                                                                            4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series..................................     4
Colonial Strategic Income Fund, Variable Series.................................     8
Columbia High Yield Fund, Variable Series.......................................    12
Columbia International Fund, Variable Series....................................    16
Liberty All-Star Equity Fund, Variable Series...................................    20
Liberty Growth & Income Fund, Variable Series...................................    24

TRUST MANAGEMENT ORGANIZATIONS                                                      28

The Trustees....................................................................    28
Investment Advisor..............................................................    28
Investment Sub-Advisor and Portfolio Managers...................................    29
Mixed and Shared Funding........................................................    30

OTHER INVESTMENT STRATEGIES AND RISKS                                               31

FINANCIAL HIGHLIGHTS                                                                33

SHAREHOLDER INFORMATION                                                             40

Purchases and Redemptions.......................................................    40
How the Funds Calculate Net Asset Value.........................................    40
Dividends and Distributions.....................................................    40
Tax Consequences................................................................    41
Other Class of Shares...........................................................    41

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999                             6.34%
2000                            18.88%
2001                             9.30%
2002                            -6.12%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                     LIFE OF THE
                                              DATE         1 YEAR            FUND
Class A(%)                                   5/19/98        -6.12           2.59
----------------------------------------------------------------------------------
S&P 600/Barra Value Index(%)                   N/A         -14.47           1.42(1)

(1)   Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.34
---------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT

RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995                         18.30%
1996                          9.83%
1997                          9.11%
1998                          6.03%
1999                          1.78%
2000                          0.16%
2001                          3.68%
2002                          8.41%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                  LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS           FUND
Class A(%)                                      7/5/94         8.41          3.97            6.75
---------------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A         11.04          7.62            8.24(3)

(3)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(%)                                          0.65
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.11
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

           1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A     $78                   $243                  $422                  $942

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT

GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(4)

[BAR CHART]

1999                           0.57%
2000                           3.66%
2001                           6.18%
2002                           2.74%

For period shown in bar chart:
Best quarter:  1st quarter 2001, +4.60%
Worst quarter:  3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(4)

                                              1 YEAR      LIFE OF THE
                                                             FUND
Class A(%)                                     2.74          4.67
-------------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14          0.89(5)

(4) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(5)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(6)(%)                                       0.69
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(7)(%)                                       2.68
---------------------------------------------------------------
Total annual fund operating expenses(7)(%)                 3.37

(6)  The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(7) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

              1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A        $313                 $1,011                $1,732                $3,640

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT

RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

\
THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995                          5.85%
1996                          5.61%
1997                         -3.27%
1998                         12.96%
1999                         40.58%
2000                        -18.47%
2001                        -24.35%
2002                        -13.35%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                   5/2/94        -13.35         -3.23          -1.69
------------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55          -2.42(9)
------------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89           0.40(9)

(9)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(10)(%)                                      0.23
---------------------------------------------------------------
Total annual fund operating expenses(10)(%)                1.13

(10) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(11)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                 1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A            $94                  $338                  $602                  $1,356

(11) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 10 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998                        18.67%
1999                         8.47%
2000                         6.35%
2001                       -12.81%
2002                       -26.13%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                   LIFE OF THE
                                              DATE         1 YEAR         5 YEARS          FUND
Class A(%)                                  11/17/97       -26.13          -2.49           -2.28
---------------------------------------------------------------------------------------------------
Russell 3000 Index(%)                          N/A         -21.54          -0.71           -0.31(12)
---------------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09          -0.58           -0.24(12)

(12) Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(13)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
 Total annual fund operating expenses(13)(%)               1.04

(13) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

             1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A        $106                  $331                 $574                 $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995                        29.70%
1996                        21.84%
1997                        32.23%
1998                        20.15%
1999                        12.00%
2000                         3.60%
2001                        -0.60%
2002                       -21.95%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                  LIFE OF THE
                                              DATE         1 YEAR        5 YEARS           FUND
Class A(%)                                   7/5/94        -21.95          1.58            10.64
---------------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58            10.28(14)

(14) Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(15)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses (15)(%)                                     0.08
---------------------------------------------------------------
Total annual fund operating expenses(15)(%)                0.88

(15) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(16)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

               1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A          $79                 $270                  $477                   $1,074

(16) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 15 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether its contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial Small Cap Value Fund, Variable Series              0.76%
         Colonial Strategic Income Fund, Variable Series             0.65%
         Columbia High Yield Fund, Variable Series                   0.00%(17)
         Columbia International Fund, Variable Series                0.90%
         Liberty All-Star Equity Fund, Variable Series               0.76%
         Liberty Growth & Income Fund, Variable Series               0.80%

(17) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

JAMES M. McALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO's PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-    JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

TRUST MANAGEMENT ORGANIZATIONS

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                              Period ended
                                                                         Year ended December 31,              December 31,
                                                                 2002        2001       2000        1999         1998(a)
                                                               Class A     Class A     Class A    Class A        Class A
                                                               -------     -------     -------    -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         11.56       10.73       9.12        8.59          10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(b)                                         0.02        0.02       0.07        0.02           0.08
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                         (0.73)       0.98       1.65        0.52          (1.41)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.71)       1.00       1.72        0.54          (1.33)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.01)      (0.02)     (0.05)      (0.01)         (0.07)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---         ---        ---         ---          (0.01)
-----------------------------------------------------------------------------------------------------------------------
From net realized gains                                         (0.36)      (0.15)     (0.06)        ---            ---
-----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.37)      (0.17)     (0.11)      (0.01)         (0.08)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               10.48       11.56      10.73        9.12           8.59
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                        (6.12)       9.30      18.88        6.34         (13.25)(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                      1.10        1.10       1.07        1.00           1.00(h)
-----------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                         0.18        0.22       0.76        0.23           1.41(h)
-----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.04        0.22       0.82        2.66           3.32(h)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                        125          56         54          74             51(f)
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            7,893       9,361      7,616       3,817          1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001          2000        1999       1998
                                                                Class A     Class A        Class A     Class A    Class A
                                                                -------     -------        -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            8.92        9.43          10.44       11.08      11.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.65        0.81(b)        0.97        0.95       0.91
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                0.10       (0.46)(b)      (0.96)      (0.75)     (0.24)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.75        0.35           0.01        0.20       0.67
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.75)      (0.84)         (0.99)      (0.84)     (0.72)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---         ---            ---         ---      (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.02)      (0.02)         (0.03)       ---        ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.77)      (0.86)         (1.02)      (0.84)     (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  8.90        8.92           9.43       10.44      11.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                              8.41        3.68           0.16        1.78       6.03
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.76        0.85           0.76        0.75       0.78
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           7.16        8.42(b)        9.36        8.57       7.92
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           62          62             31          35         50
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            106,415     123,041        143,629     170,702    118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                           Period ended
                                                                          Year ended December 31,          December 31,
                                                                  2002       2001      2000      1999        1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.29       9.35      9.70     10.36         10.00
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                       0.59       0.64      0.69      0.70          0.49
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)        (0.35)     (0.07)    (0.35)    (0.65)         0.45
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.24       0.57      0.34      0.05          0.94
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                         (0.57)     (0.63)    (0.69)    (0.70)        (0.49)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                      ---        ---       ---     (0.01)        (0.09)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.57)     (0.63)    (0.69)    (0.71)        (0.58)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       (0.33)     (0.06)    (0.35)    (0.66)         0.36
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.96       9.29      9.35      9.70         10.36
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                   2.74       6.18      3.66      0.56          9.61(e)
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                             2,197      2,421     2,188     2,403         2,454
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income including
     reimbursement/waiver(d)                                      6.46       6.89      7.29      7.00          6.18(f)
-------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver               1.68       1.60      1.60      1.60          1.60(f)
-------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver               3.36       3.23      3.18      2.89          4.25(f)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          49         54        46        35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)  Not annualized.

(f)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                               Year ended December 31,
                                                                 2002       2001       2000        1999       1998
                                                                Class A    Class A    Class A     Class A    Class A
                                                                -------    -------    -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.46       1.93       2.79        2.00       1.78
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01       0.01       0.03        0.03       0.02
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              (0.20)     (0.48)     (0.55)       0.78       0.21
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.19)     (0.47)     (0.52)       0.81       0.23
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.01)       ---      (0.04)      (0.02)       ---
-------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---        ---        --- (b)     ---      (0.01)
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---        ---      (0.30)        ---       ---
-------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---        ---        --- (b)     ---        ---
-------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.01)       ---      (0.34)      (0.02)     (0.01)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.26       1.46       1.93        2.79       2.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           (13.35)    (24.35)    (18.47)      40.58      12.96
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.13       1.23       1.08        1.10       1.24
-------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.62       0.41       1.20        1.14       0.77
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          39         34         76          35         28
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            28,883     41,299     61,372      82,071     52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                               Year ended December 31,
                                                                 2002       2001       2000        1999       1998
                                                                Class A    Class A    Class A     Class A    Class A
                                                                -------    -------    -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          10.54      12.43      12.47       11.90      10.07
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01       0.03       0.05        0.06       0.06
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                             (2.76)     (1.66)      0.75        0.94       1.82
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (2.75)     (1.63)      0.80        1.00       1.88
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.02)     (0.03)     (0.05)      (0.05)     (0.05)
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---      (0.23)     (0.79)      (0.38)       ---
-------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.02)     (0.26)     (0.84)      (0.43)     (0.05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 7.77      10.54      12.43       12.47      11.90
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(b)(c)(d)                                        (26.13)    (12.81)      6.35        8.47      18.67
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.00       1.00       0.98        0.95       1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.14       0.26       0.37        0.47       0.54
-------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.04        ---       0.02         ---       0.04
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          84         62         97          75         70
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            31,339     52,245     69,249      80,095     44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                               Year ended December 31,
                                                                 2002       2001       2000        1999       1998
                                                                Class A    Class A    Class A     Class A    Class A
                                                                -------    -------    -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           15.55      18.27      19.85       18.79      16.29
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.15       0.16       0.17        0.14       0.16
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.56)     (0.35)      0.54        2.07       3.12
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.41)     (0.19)      0.71        2.21       3.28
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.17)     (0.15)     (0.17)      (0.11)     (0.12)
--------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---        ---        ---(b)      ---        ---
--------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---      (2.34)     (2.12)      (1.04)     (0.64)
--------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---        ---        ---         ---      (0.02)
--------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---      (0.04)       ---         ---        ---
--------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.17)     (2.53)     (2.29)      (1.15)     (0.78)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 11.97      15.55      18.27       19.85      18.79
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            (21.95)     (0.60)      3.60       12.00      20.15
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.88       0.96       0.88        0.88       0.90
--------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           1.08       0.92       0.85        0.69       0.88
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           69         53        120         101         64
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            113,335    180,053    203,366     212,355    146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial
 International Fund for Growth, Variable Series)
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
 Growth & Income Fund, Variable Series)

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------- -----------------
NOT FDIC           MAY LOSE VALUE
                 ------------------
INSURED           NO BANK GUARANTEE
---------------- ------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                               3

THE FUNDS                                                                                                               4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series......................................................................   4
Columbia International Fund, Variable Series.........................................................................   8
Liberty All-Star Equity Fund, Variable Series........................................................................  12
Liberty Growth & Income Fund, Variable Series........................................................................  16
Newport Tiger Fund, Variable Series..................................................................................  20

TRUST MANAGEMENT ORGANIZATIONS                                                                                         24
The Trustees.........................................................................................................  24
Investment Advisor...................................................................................................  24
Investment Sub-Advisor and Portfolio Managers........................................................................  25
Mixed and Shared Funding.............................................................................................  26

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                  27

FINANCIAL HIGHLIGHTS                                                                                                   29

SHAREHOLDER INFORMATION                                                                                                34

Purchases and Redemptions............................................................................................  34
How the Funds Calculate Net Asset Value..............................................................................  34
Dividends and Distributions..........................................................................................  34
Tax Consequences.....................................................................................................  35
Other Class of Shares................................................................................................  35

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia International Fund, Variable Series (International Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995              18.30%
1996               9.83%
1997               9.11%
1998               6.03%
1999               1.78%
2000               0.16%
2001               3.68%
2002               8.41%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                               LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS        FUND
Class A(%)                                      7/5/94         8.41          3.97         6.75
----------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A         11.04          7.62         8.24(1)

(1)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.65
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.11
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995                5.85%
1996                5.61%
1997              - 3.27%
1998               12.96%
1999               40.58%
2000              -18.47%
2001              -24.35%
2002              -13.35%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                               LIFE OF THE
                                              DATE         1 YEAR       5 YEARS        FUND
Class A(%)                                   5/2/94        -13.35         -3.23       -1.69
----------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55       -2.42(2)
----------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89        0.40(2)

(2)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(3)(%)                                       0.23
---------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 1.13

(3) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(4)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $94                   $338                  $602                 $1,356

(4) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998               18.67%
1999                8.47%
2000                6.35%
2001              -12.81%
2002              -26.13%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                               LIFE OF THE
                                              DATE         1 YEAR       5 YEARS        FUND
Class A(%)                                  11/17/97       -26.13        -2.49        -2.28
-------------------------------------------------------------------------------------------
Russell 3000 Index(%)                          N/A         -21.54        -0.71        -0.31(5)
-------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09        -0.58        -0.24(5)

(5)  Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(6)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses(6)(%)                 1.04

(6) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $106                  $331                  $574                 $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%
2002              -21.95%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                LIFE OF THE
                                              DATE         1 YEAR        5 YEARS         FUND
Class A(%)                                   7/5/94        -21.95          1.58         10.64
---------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58         10.28(7)

(7)  Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(8)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(8)(%)                                       0.08
---------------------------------------------------------------
Total annual fund operating expenses(8)(%)                 0.88

(8) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(9)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                   $270                  $477                 $1,074

(9) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 8 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996               11.73%
1997              -31.14%
1998              - 6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%
2002              -16.96%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS         FUND
Class A(%)                                      5/1/95        -16.96         -2.13        -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A         - 6.09         -2.81        -6.07(10)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71         1.16(10)

(10) Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
---------------------------------------------------------------
Other expenses (%)                                         0.37
---------------------------------------------------------------
Total annual fund operating expenses (%)                   1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether their contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series                        0.65%
Columbia International Fund, Variable Series                           0.90%
Liberty All-Star Equity Fund, Variable Series                          0.76%
Liberty Growth & Income Fund, Variable Series                          0.80%
Newport Tiger Fund, Variable Series                                    0.90%

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JAMES M. McALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

TRUST MANAGEMENT ORGANIZATIONS

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

TRUST MANAGEMENT ORGANIZATION

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           8.92         9.43        10.44       11.08        11.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.65         0.81(b)      0.97        0.95         0.91
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                               0.10        (0.46)(b)    (0.96)      (0.75)       (0.24)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.75         0.35         0.01        0.20         0.67
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.75)       (0.84)       (0.99)      (0.84)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---          ---          ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                (0.02)       (0.02)       (0.03)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.77)       (0.86)       (1.02)      (0.84)       (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.90         8.92         9.43       10.44        11.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                             8.41         3.68         0.16        1.78         6.03
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       0.76         0.85         0.76        0.75         0.78
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          7.16         8.42(b)      9.36        8.57         7.92
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          62            62          31          35           50
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           106,415      123,041      143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.46         1.93         2.79        2.00         1.78
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01         0.01         0.03        0.03         0.02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              (0.20)       (0.48)       (0.55)       0.78         0.21
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.19)       (0.47)       (0.52)       0.81         0.23
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.01)         ---        (0.04)      (0.02)         ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---          ---          ---(b)      ---        (0.01)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---          ---        (0.30)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---          ---          ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.01)         ---        (0.34)      (0.02)       (0.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.26         1.46         1.93        2.79         2.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)                                          (13.35)      (24.35)      (18.47)      40.58        12.96
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.13         1.23         1.08        1.10         1.24
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.62         0.41         1.20        1.14         0.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          39           34           76          35           28
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            28,883       41,299       61,372      82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          10.54        12.43        12.47       11.90        10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (a)                                         0.01         0.03         0.05        0.06         0.06
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                             (2.76)       (1.66)        0.75        0.94         1.82
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (2.75)       (1.63)        0.80        1.00         1.88
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.02)       (0.03)       (0.05)      (0.05)       (0.05)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---        (0.23)       (0.79)      (0.38)         ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.02)       (0.26)       (0.84)      (0.43)       (0.05)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 7.77        10.54        12.43       12.47        11.90
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(b)(c)(d)                                        (26.13)      (12.81)        6.35        8.47        18.67
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.00         1.00         0.98        0.95         1.00
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.14         0.26         0.37        0.47         0.54
-------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.04          ---         0.02         ---         0.04
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          84           62           97          75           70
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            31,339       52,245       69,249      80,095       44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          15.55        18.27        19.85       18.79        16.29
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.15         0.16         0.17        0.14         0.16
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (3.56)       (0.35)        0.54        2.07         3.12
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (3.41)       (0.19)        0.71        2.21         3.28
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.17)       (0.15)       (0.17)      (0.11)       (0.12)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---          ---          ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---        (2.34)       (2.12)      (1.04)       (0.64)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---          ---          ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                  ---        (0.04)         ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.17)       (2.53)       (2.29)      (1.15)       (0.78)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                11.97        15.55        18.27       19.85        18.79
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           (21.95)       (0.60)        3.60       12.00        20.15
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       0.88         0.96         0.88        0.88         0.90
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          1.08         0.92         0.85        0.69         0.88
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          69           53          120         101           64
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period(000's)($)                            113,335      180,053      203,366     212,355      146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.77         2.19         2.62        1.57         1.71
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.02         0.02         0.02        0.03         0.03
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                             (0.32)       (0.42)       (0.43)       1.04        (0.14)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.30)       (0.40)       (0.41)       1.07        (0.11)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.02)       (0.02)       (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                  ---(b)       ---          ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.02)       (0.02)       (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.45         1.77         2.19        2.62         1.57
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           (16.96)      (18.48)      (15.63)      68.01        (6.43)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.27         1.31         1.15        1.21         1.30
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.96         0.99         0.80        1.65         2.16
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          28           24           22          12           16
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            23,087       33,688       44,346      46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Strategic Income Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial
  International Fund for Growth, Variable Series)
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
  Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         ---------------------------
         NOT FDIC    MAY LOSE VALUE
                   -----------------
         INSURED   NO BANK GUARANTEE
         ---------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                               3

THE FUNDS                                                                                                               4
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series.......................................................................   4
Colonial Strategic Income Fund, Variable Series......................................................................   8
Columbia High Yield Fund, Variable Series............................................................................  12
Columbia International Fund, Variable Series.........................................................................  16
Liberty All-Star Equity Fund, Variable Series........................................................................  20
Liberty Growth & Income Fund, Variable Series........................................................................  24
Newport Tiger Fund, Variable Series..................................................................................  28

TRUST MANAGEMENT ORGANIZATIONS                                                                                         32
The Trustees.........................................................................................................  32
Investment Advisor...................................................................................................  32
Investment Sub-Advisor and Portfolio Managers........................................................................  34
Mixed and Shared Funding.............................................................................................  34

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                  35

FINANCIAL HIGHLIGHTS                                                                                                   37

SHAREHOLDER INFORMATION                                                                                                45
Purchases and Redemptions............................................................................................  45
How the Funds Calculate Net Asset Value..............................................................................  45
Dividends and Distributions..........................................................................................  45
Tax Consequences.....................................................................................................  46
Other Class of Shares................................................................................................  46

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999                  6.34%
2000                 18.88%
2001                  9.30%
2002                 -6.12%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                 LIFE OF THE
                                              DATE         1 YEAR         FUND
Class A (%)                                  5/19/98        -6.12         2.59
------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                  N/A         -14.47         1.42(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.34
---------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995              18.30%
1996               9.83%
1997               9.11%
1998               6.03%
1999               1.78%
2000               0.16%
2001               3.68%
2002               8.41%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                               LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS         FUND
Class A (%)                                     7/5/94         8.41          3.97          6.75
-----------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A         11.04          7.62          8.24(3)

(3)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.65
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.11
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(4)

[BAR CHART]

1999                  0.57%
2000                  3.66%
2001                  6.18%
2002                  2.74%

For period shown in bar chart:
Best quarter:  1st quarter 2001, +4.60%
Worst quarter:  3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (4)

                                                         LIFE OF THE
                                             1 YEAR          FUND
Class A (%)                                    2.74          4.67
-----------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14          0.89(5)

(4) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(5)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(6)(%)                                       0.69
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(7)(%)                                       2.68
---------------------------------------------------------------
Total annual fund operating expenses(7)(%)                 3.37

(6)  The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(7) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $313                 $1,011                $1,732                $3,640

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995        5.85%
1996        5.61%
1997       -3.27%
1998       12.96%
1999       40.58%
2000      -18.47%
2001      -24.35%
2002      -13.35%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                   5/2/94        -13.35         -3.23          -1.69
----------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55          -2.42(9)
----------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89           0.40(9)

(9)      Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(10)(%)                                      0.23
-----------------------------------------------------------------
Total annual fund operating expenses(10)(%)                1.13

(10) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (11)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $94                   $338                  $602                 $1,356

(11) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 10 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998              18.67%
1999               8.47%
2000               6.35%
2001             -12.81%
2002             -26.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                  LIFE OF THE
                                              DATE         1 YEAR         5 YEARS          FUND
Class A(%)                                  11/17/97       -26.13          -2.49         -2.28
----------------------------------------------------------------------------------------------
Russell 3000 Index(%)                          N/A         -21.54          -0.71         -0.31(12)
----------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09          -0.58         -0.24(12)
----------------------------------------------------------------------------------------------

(12)     Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(13)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses(13)(%)                1.04

(13) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $106                  $331                  $574                 $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995        29.70%
1996        21.84$
1997        32.23%
1998        20.15%
1999        12.00%
2000         3.60%
2001        -0.60%
2002       -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                LIFE OF THE
                                              DATE         1 YEAR        5 YEARS         FUND
Class A(%)                                   7/5/94        -21.95          1.58        10.64
--------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58        10.28(14)

(14)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(15)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(15)(%)                                      0.08
---------------------------------------------------------------
Total annual fund operating expenses(15)(%)                0.88

(15) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (16)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                   $270                  $477                 $1,074

(16) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 15 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996       11.73%
1997      -31.14%
1998       -6.43%
1999       68.01%
2000      -15.63%
2001      -18.48%
2002      -16.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                      5/1/95        -16.96         -2.13          -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A          -6.09         -2.81          -6.07(17)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71           1.16(17)

(17)     Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

[BAR CHART]

                                                          CLASS A
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.37
---------------------------------------------------------------
Total annual fund operating expenses(%)                    1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether their contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                         0.76%
Colonial Strategic Income Fund, Variable Series                        0.65%
Columbia High Yield Fund, Variable Series                              0.00%(18)
Columbia International Fund, Variable Series                           0.90%
Liberty All-Star Equity Fund, Variable Series                          0.76%
Liberty Growth & Income Fund, Variable Series                          0.80%
Newport Tiger Fund, Variable Series                                    0.90%

(18) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

JAMES M. McALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

TRUST MANAGEMENT ORGANIZATIONS

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                              Period ended
                                                                         Year ended December 31,              December 31,
                                                                2002         2001       2000        1999        1998 (a)

                                                               Class A     Class A     Class A    Class A        Class A
                                                               -------     -------     -------    -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                        11.56        10.73        9.12       8.59           10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                        0.02         0.02        0.07       0.02            0.08
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                        (0.73)        0.98        1.65       0.52           (1.41)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.71)        1.00        1.72       0.54           (1.33)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                     (0.01)       (0.02)      (0.05)     (0.01)          (0.07)
------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               ---          ---         ---        ---           (0.01)
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                        (0.36)       (0.15)      (0.06)       ---             ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.37)       (0.17)      (0.11)     (0.01)          (0.08)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                              10.48        11.56       10.73       9.12            8.59
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                       (6.12)        9.30       18.88       6.34          (13.25)(f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                     1.10         1.10        1.07       1.00            1.00(h)
------------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                        0.18         0.22        0.76       0.23            1.41(h)
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.04         0.22        0.82       2.66            3.32(h)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       125           56          54         74              51(f)
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           7,893        9,361       7,616      3,817           1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000         1999        1998

                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            8.92         9.43        10.44        11.08        11.15
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.65         0.81(b)      0.97         0.95         0.91
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                0.10        (0.46)(b)    (0.96)       (0.75)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.75         0.35         0.01         0.20         0.67
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.75)       (0.84)       (0.99)       (0.84)       (0.72)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---          ---          ---          ---        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.02)       (0.02)       (0.03)         ---          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.77)       (0.86)       (1.02)       (0.84)       (0.74)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  8.90         8.92         9.43        10.44        11.08
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                              8.41         3.68         0.16         1.78         6.03
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.76         0.85         0.76         0.75         0.78
---------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                          7.16         8.42(b)      9.36         8.57         7.92
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          62           62           31           35           50
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           106,415      123,041      143,629      170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                                 Period ended
                                                                             Year ended December 31,              December 31,
                                                                   2002         2001         2000        1999      1998 (b)

NET ASSET VALUE, BEGINNING OF PERIOD($)                            9.29         9.35         9.70        10.36         10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                        0.59         0.64         0.69         0.70          0.49
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)         (0.35)       (0.07)       (0.35)       (0.65)         0.45
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.24         0.57         0.34         0.05          0.94
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                          (0.57)       (0.63)       (0.69)       (0.70)        (0.49)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                       ---          ---          ---        (0.01)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.57)       (0.63)       (0.69)       (0.71)        (0.58)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        (0.33)       (0.06)       (0.35)       (0.66)         0.36
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  8.96         9.29         9.35         9.70         10.36
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                    2.74         6.18         3.66         0.56          9.61(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                              2,197        2,421        2,188        2,403         2,454
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
     reimbursement/waiver (d)                                      6.46         6.89         7.29         7.00          6.18(f)
----------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver                1.68         1.60         1.60         1.60          1.60(f)
----------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver                3.36         3.23         3.18         2.89          4.25(f)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          49           54           46           35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                  2002        2001         2000          1999        1998

                                                                Class A      Class A      Class A      Class A      Class A
                                                                -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.46         1.93         2.79         2.00         1.78
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01         0.01         0.03         0.03         0.02
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              (0.20)       (0.48)       (0.55)        0.78         0.21
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.19)       (0.47)       (0.52)        0.81         0.23
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.01)         ---        (0.04)       (0.02)         ---
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---          ---          ---(b)       ---        (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---          ---        (0.30)         ---          ---
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                    ---          ---          ---(b)       ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.01)         ---        (0.34)       (0.02)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.26         1.46         1.93         2.79         2.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           (13.35)      (24.35)      (18.47)       40.58        12.96
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                      1.13         1.23         1.08         1.10         1.24
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.62         0.41         1.20         1.14         0.77
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          39           34           76           35           28
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            28,883       41,299       61,372       82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                  2002         2001         2000         1999         1998

                                                                 Class A      Class A     Class A      Class A       Class A
                                                                 -------      -------     -------      -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           10.54        12.43       12.47        11.90         10.07
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.01         0.03        0.05         0.06          0.06
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                              (2.76)       (1.66)       0.75         0.94          1.82
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.75)       (1.63)       0.80         1.00          1.88
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.02)       (0.03)      (0.05)       (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---        (0.23)      (0.79)       (0.38)          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.02)       (0.26)      (0.84)       (0.43)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  7.77        10.54       12.43        12.47         11.90
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(b)(c)(d)                                         (26.13)      (12.81)       6.35         8.47         18.67
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses (e)                                                       1.00         1.00        0.98         0.95          1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           0.14         0.26        0.37         0.47          0.54
---------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                               0.04          ---        0.02          ---          0.04
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           84           62          97           75            70
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                             31,339       52,245      69,249       80,095        44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                  2002           2001         2000        1999       1998

                                                                Class A        Class A      Class A     Class A     Class A
                                                                -------        -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           15.55        18.27        19.85        18.79        16.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.15         0.16         0.17         0.14         0.16
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.56)       (0.35)        0.54         2.07         3.12
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.41)       (0.19)        0.71         2.21         3.28
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.17)       (0.15)       (0.17)       (0.11)       (0.12)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---          ---          ---(b)       ---          ---
---------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---        (2.34)       (2.12)       (1.04)       (0.64)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---          ---          ---          ---        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---        (0.04)         ---          ---          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.17)       (2.53)       (2.29)       (1.15)       (0.78)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 11.97        15.55        18.27        19.85        18.79
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            (21.95)       (0.60)        3.60        12.00        20.15
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.88         0.96         0.88         0.88         0.90
---------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           1.08         0.92         0.85         0.69         0.88
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           69           53          120          101           64
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            113,335      180,053      203,366      212,355      146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                   2002         2001        2000         1999          1998

                                                                 Class A      Class A      Class A      Class A      Class A
                                                                 -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            1.77         2.19         2.62         1.57         1.71
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.02         0.02         0.02         0.03         0.03
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                              (0.32)       (0.42)       (0.43)        1.04        (0.14)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.30)       (0.40)       (0.41)        1.07        (0.11)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---(b)       ---          ---          ---          ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  1.45         1.77         2.19         2.62         1.57
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            (16.96)      (18.48)      (15.63)       68.01        (6.43)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        1.27         1.31         1.15         1.21         1.30
---------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           0.96         0.99         0.80         1.65         2.16
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           28           24           22           12           16
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                             23,087       33,688       44,346       46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial International Fund for Growth, Variable Series)
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CLASS A AND B SHARES

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         ----------------------------
         NOT FDIC     MAY LOSE VALUE
                    -----------------
         INSURED    NO BANK GUARANTEE
         ----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                               3

THE FUNDS                                                                                                               4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series.......................................................................   4
Columbia High Yield Fund, Variable Series............................................................................   8
Columbia International Fund, Variable Series.........................................................................  12
Columbia Real Estate Equity Fund, Variable Series....................................................................  18
Liberty All-Star Equity Fund, Variable Series........................................................................  22
Liberty Growth & Income Fund, Variable Series........................................................................  26

TRUST MANAGEMENT ORGANIZATIONS                                                                                         30

The Trustees.........................................................................................................  30
Investment Advisor...................................................................................................  30
Investment Sub-Advisor and Portfolio Managers........................................................................  31
Rule 12b-1 Plan......................................................................................................  32
Mixed and Shared Funding.............................................................................................  32

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                  33

FINANCIAL HIGHLIGHTS                                                                                                   35

SHAREHOLDER INFORMATION                                                                                                43

Purchases and Redemptions............................................................................................  43
How the Funds Calculate Net Asset Value..............................................................................  43
Dividends and Distributions..........................................................................................  43
Tax Consequences.....................................................................................................  44
Other Classes of Shares..............................................................................................  44

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund) and Liberty Growth & Income Fund, Variable Series (Growth & Income Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for the Small Cap Fund, High Yield Fund, All-Star Equity Fund and Growth & Income Fund. This prospectus contains only Class B shares for the Real Estate Fund.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999           6.34%
2000          18.88%
2001           9.30%
2002          -6.12%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.25%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                    LIFE OF THE
                                              DATE         1 YEAR           FUND
Class A(%)                                   5/19/98        -6.12           2.59
--------------------------------------------------------------------------------
S&P 600/Barra Value Index(%)                   N/A         -14.47           1.42(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (2)(%)                                     0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                  0.00
-----------------------------------------------------------------
Other expenses(%)                                         0.34
-----------------------------------------------------------------
Total annual fund operating expenses (2)(%)               1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(3)

[BAR CHART]

1999           0.57%
2000           3.66%
2001           6.18%
2002           2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(3)

                                                          LIFE OF THE
                                             1 YEAR          FUND
Class A(%)                                     2.74          4.67
-----------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14          0.89(4)

(3) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(4)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee (5)(%)                                     0.69
--------------------------------------------------------------
Distribution and service (12b-1) fees(%)                  0.00
--------------------------------------------------------------
Other expenses (6)(%)                                     2.68
--------------------------------------------------------------
Total annual fund operating expenses (6)(%)               3.37

(5)  The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(6) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (7)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $313                 $1,011                $1,732                $3,640

(7) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar charts below show changes in the Fund's calendar year total returns (before taxes) for its Class A and B shares. The performance tables following each bar chart show how the Fund's average annual total returns for Class A and B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995           5.85%
1996           5.61%
1997          -3.27%
1998          12.96%
1999          40.58%
2000         -18.47%
2001         -24.35%
2002         -13.35%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR         5 YEARS         FUND
Class A(%)                                   5/2/94        -13.35         -3.23          -1.69
----------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55          -2.42(8)
----------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89           0.40(8)

(8)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(%)                                         0.90
--------------------------------------------------------------
Distribution and service (12b-1) fees(%)                  0.00
--------------------------------------------------------------
Other expenses(9)(%)                                      0.23
--------------------------------------------------------------
Total annual fund operating expenses(9)(%)                1.13

(9) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (10)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $94                   $338                  $602                 $1,356

(10) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 9 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B)(11)

[BAR CHART]

1995              5.85%
1996              5.61%
1997             -3.27%
1998             12.96%
1999             40.58%
2000            -18.47%
2001            -24.35%
2002            -13.56%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                             LIFE OF THE
                                             1 YEAR         5 YEARS             FUND
Class B(%)                                   -13.56          -3.28(11)         -1.72(11)
------------------------------------------------------------------------------------
MSCI AC World Free ex US Index               -22.08          -6.55             -2.42(12)
------------------------------------------------------------------------------------
MSCI EAFE Index(%)                           -15.94          -2.89              0.40(12)

(11) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

(12) Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(%)                                         0.90
--------------------------------------------------------------
Distribution and service (12b-1) fees(%)                  0.25
--------------------------------------------------------------
Other expenses (13)(%)                                    0.23
--------------------------------------------------------------
Total annual fund operating expenses (13)(%)              1.38

(13) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 1.17%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (14)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -        $10,000 initial investment

     -        5% total return for each year

     -        Fund operating expenses remain the same

     -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $119                  $416                  $735                 $1,639

(14) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 13 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (15)

[BAR CHART]

1999    -4.13%
2000    28.57%
2001     4.68%
2002     2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (15)

                                                         LIFE OF THE
                                             1 YEAR         FUND
Class B(%)                                     2.57         3.79
----------------------------------------------------------------
NAREIT Index (%)                               3.82         3.89(16)
----------------------------------------------------------------
S&P 500 Index(%)                             -22.09        -2.24(16)

(15) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(16) Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(17)(%)                                      0.84
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
---------------------------------------------------------------
Other expenses(18)(%)                                      6.79
---------------------------------------------------------------
Total annual fund operating expenses(18)(%)                7.88

(17) The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(18) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.98%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(19)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                  1 YEAR          3 YEARS          5 YEARS           10 YEARS
Class B            $691            $2,192           $3,607            $6,804

(19) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 18 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1998    18.67%
1999     8.47%
2000     6.35%
2001   -12.81%
2002   -26.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION
                                              DATE         1 YEAR         5 YEARS        LIFE OF THE
                                                                                             FUND
Class A(%)                                  11/17/97       -26.13          -2.49            -2.28
-----------------------------------------------------------------------------------------------------
Russell 3000 Index(%)                          N/A         -21.54          -0.71            -0.31 (20)
-----------------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09          -0.58            -0.24 (20)

(20) Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(21)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.24
---------------------------------------------------------------
Total annual fund operating expenses(21)(%)                1.04

(21) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                  1 YEAR           3 YEARS          5 YEARS            10 YEARS
Class A            $106              $331             $574              $1,271

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    29.70%
1996    21.84%
1997    32.23%
1998    20.15%
1999    12.00%
2000     3.60%
2001    -0.60%
2002   -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION
                                              DATE         1 YEAR        5 YEARS         LIFE OF THE
                                                                                            FUND
Class A(%)                                   7/5/94        -21.95          1.58             10.64
----------------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58             10.28(22)

(22) Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(23)(%)                                      0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(23)(%)                                      0.08
---------------------------------------------------------------
Total annual fund operating expenses(23)(%)                0.88

(23) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(24)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                       $79                  $270                  $477                 $1,074

(24) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 23 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor and Portfolio Managers, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether its contracts should be continued or modified and the addition or deletion of the Sub-Advisor or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                         0.76%
Columbia High Yield Fund, Variable Series                              0.00%(25)
Columbia International Fund, Variable Series                           0.90%
Columbia Real Estate Equity Fund, Variable Series                      0.00%(26)
Liberty All-Star Equity Fund, Variable Series                          0.76%
Liberty Growth & Income Fund, Variable Series                          0.80%

(25) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

(26) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia Real Estate Equity Fund II.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

JAMES M. MCALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

TRUST MANAGEMENT ORGANIZATIONS

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-    JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

RULE 12b-1 PLAN

Each of the Real Estate Fund and the International Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

STRUCTURE RISK

(Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's and Real Estate Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for the Real Estate Fund has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund and Real Estate Fund has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund and Real Estate Fund was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                              Period ended
                                                                         Year ended December 31,              December 31,
                                                                 2002        2001       2000        1999         1998(a)
                                                               Class A     Class A     Class A    Class A        Class A
                                                               -------     -------     -------    -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         11.56       10.73        9.12       8.59          10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                         0.02        0.02        0.07       0.02           0.08
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                         (0.73)       0.98        1.65       0.52          (1.41)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.71)       1.00        1.72       0.54          (1.33)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.01)      (0.02)      (0.05)     (0.01)         (0.07)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---         ---         ---        ---          (0.01)
-----------------------------------------------------------------------------------------------------------------------
From net realized gains                                         (0.36)      (0.15)      (0.06)       ---            ---
-----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.37)      (0.17)      (0.11)     (0.01)         (0.08)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               10.48       11.56       10.73       9.12           8.59
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                        (6.12)       9.30       18.88       6.34         (13.25)(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                      1.10        1.10        1.07       1.00           1.00(h)
-----------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                         0.18        0.22        0.76       0.23           1.41(h)
-----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.04        0.22        0.82       2.66           3.32(h)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                        125          56          54         74             51(f)
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            7,893       9,361       7,616      3,817          1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                               Period ended
                                                                           Year ended December 31,             December 31,
                                                                  2002         2001        2000       1999       1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.29         9.35        9.70      10.36         10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                       0.59         0.64        0.69       0.70          0.49
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)        (0.35)       (0.07)      (0.35)     (0.65)         0.45
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.24         0.57        0.34       0.05          0.94
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                         (0.57)       (0.63)      (0.69)     (0.70)        (0.49)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                      ---          ---         ---      (0.01)        (0.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.57)       (0.63)      (0.69)     (0.71)        (0.58)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       (0.33)       (0.06)      (0.35)     (0.66)         0.36
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.96         9.29        9.35       9.70         10.36
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                   2.74         6.18        3.66       0.56          9.61(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                             2,197        2,421       2,188      2,403         2,454
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
     reimbursement/waiver(d)                                      6.46         6.89        7.29       7.00          6.18(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver               1.68         1.60        1.60       1.60          1.60(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver               3.36         3.23        3.18       2.89          4.25(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          49           54          46         35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)  Not annualized.

(f)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                  2002       2001         2000          1999        1998

                                                                Class A     Class A      Class A       Class A     Class A
                                                                -------     -------      -------       -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           1.46        1.93         2.79          2.00        1.78
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01        0.01         0.03          0.03        0.02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              (0.20)      (0.48)       (0.55)         0.78        0.21
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.19)      (0.47)       (0.52)         0.81        0.23
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.01)        ---         (0.04)        (0.02)       ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)       ---       (0.01
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---          ---         (0.30)         ---         ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---(b)       ---         ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.01)        ---         (0.34)        (0.02)     (0.01
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 1.26        1.46          1.93          2.79       2.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                           (13.35)     (24.35)       (18.47)        40.58      12.96
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.13        1.23          1.08          1.10       1.24
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.62        0.41          1.20          1.14       0.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          39          34            76            35         28
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            28,883      41,299        61,372        82,071     52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                                             Period ended
                                                                       Year ended December 31,               December 31,
                                                                     2002                 2001                  2000(a)
                                                                    Class B              Class B               Class B
                                                                    -------              -------               -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                               1.46                 1.93                  2.50
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (loss)(b)                                       0.01                  ---(c)              (0.01)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and foreign currency                                  (0.21)               (0.47)                (0.22)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (0.20)               (0.47)                (0.23)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                             ---(c)               ---                 (0.04)
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                     ---                  ---                   ---(c)
---------------------------------------------------------------------------------------------------------------------
From net realized gains                                                ---                  ---                 (0.30)
---------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                        ---                  ---                   ---(c)
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                           ---(c)               ---                 (0.34)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                     1.26                 1.46                  1.93
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)                                               (13.56)              (24.35)                (9.01)(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                           1.38                 1.48                  1.33(h)
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(g)                                       0.37                 0.16                 (0.43)(h)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                              39                   34                    76
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                     1                    1                     1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES(a)

                                                                                                              Period ended
                                                                       Year ended December 31,                December 31,
                                                              2002        2001        2000         1999          1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                      10.11        9.96        8.08         8.78          10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)                                      0.40        0.38        0.41         0.38           0.28
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.14)       0.07        1.86        (0.74)         (1.24)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.26        0.45        2.27        (0.36)         (0.96)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions of net investment income                       (0.32)      (0.30)      (0.38)       (0.34)         (0.26)
----------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               ---         ---        (0.01)        ---            ---
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                (0.41)        ---         ---          ---            ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.73)      (0.30)      (0.39)       (0.34)         (0.26)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   (0.47)       0.15        1.88        (0.70)         (1.22)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             9.64       10.11        9.96         8.08           8.78
----------------------------------------------------------------------------------------------------------------------
Total return(%)                                               2.57        4.68       28.57        (4.13)         (9.57)(d)
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                           979       1,112       1,092          983            784
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):
  Net investment income including
    reimbursement/waiver                                      3.68        3.81        4.39         4.84           4.62(e)
----------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver           1.78        1.70        1.70         1.70           1.70(e)
----------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver           7.63        5.99        5.76         5.91          10.49(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      98          54          41           33              3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b)  The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26), respectively.

(d)  Not annualized.

(e)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                 2002         2001         2000         1999         1998

                                                                Class A      Class A      Class A      Class A      Class A
                                                                -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          10.54        12.43        12.47        11.90        10.07
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                          0.01         0.03         0.05         0.06         0.06
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on                       (2.76)       (1.66)        0.75         0.94         1.82
    investments and foreign currency
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (2.75)       (1.63)        0.80         1.00         1.88
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.02)       (0.03)       (0.05)       (0.05)       (0.05)
--------------------------------------------------------------------------------------------------------------------------
From net realized gains                                            ---        (0.23)       (0.79)       (0.38)         ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.02)       (0.26)       (0.84)       (0.43)       (0.05)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 7.77        10.54        12.43        12.47        11.90
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(b)(c)(d)                                       (26.13)      (12.81)        6.35         8.47        18.67
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                       1.00         1.00         0.98         0.95         1.00
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                          0.14         0.26         0.37         0.47         0.54
--------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.04          ---         0.02          ---         0.04
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          84           62           97           75           70
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            31,339       52,245       69,249       80,095       44,870

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                              Year ended December 31,
                                                                   2002          2001         2000        1999       1998

                                                                 Class A       Class A      Class A     Class A     Class A
                                                                 -------       -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           15.55         18.27        19.85       18.79       16.29
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.15          0.16         0.17        0.14        0.16
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.56)        (0.35)        0.54        2.07        3.12
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.41)        (0.19)        0.71        2.21        3.28
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.17)        (0.15)       (0.17)      (0.11)      (0.12)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---           ---          ---(b)      ---         ---
--------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---         (2.34)       (2.12)      (1.04)      (0.64
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---           ---          ---         ---       (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---         (0.04)         ---         ---         ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.17)        (2.53)       (2.29)      (1.15)      (0.78)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 11.97         15.55        18.27       19.85       18.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)                                           (21.95)        (0.60)        3.60       12.00       20.15
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses(e)                                                        0.88          0.96         0.88        0.88        0.90
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           1.08          0.92         0.85        0.69        0.88
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           69            53          120         101          64
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            113,335       180,053      203,366     212,355     146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund will be declared and distributed quarterly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASSES OF SHARES

The Small Cap Fund, High Yield Fund, All-Star Equity Fund and Growth & Income Fund offer an additional class of shares, Class B shares, which are not available in this prospectus. The Real Estate Fund offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial International Fund for Growth, Variable Series)
Columbia Real Estate Equity Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

---------------------------
NOT FDIC   MAY LOSE VALUE
          -----------------
INSURED   NO BANK GUARANTEE
---------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                     3

THE FUNDS                                                                                     4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series.........................................      4
Columbia International Fund, Variable Series............................................      8
Liberty Growth & Income Fund, Variable Series...........................................     12
Newport Tiger Fund, Variable Series.....................................................     16

TRUST MANAGEMENT ORGANIZATIONS                                                               20

The Trustees............................................................................     20
Investment Advisor......................................................................     20
Mixed and Shared Funding................................................................     21

OTHER INVESTMENT STRATEGIES AND RISKS                                                        22

FINANCIAL HIGHLIGHTS                                                                         24

SHAREHOLDER INFORMATION                                                                      28

Purchases and Redemptions...............................................................     28
How the Funds Calculate Net Asset Value.................................................     28
Dividends and Distributions.............................................................     28
Tax Consequences........................................................................     29
Other Class of Shares...................................................................     29

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia International Fund, Variable Series (International Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    18.30%
1996     9.83%
1997     9.11%
1998     6.03%
1999     1.78%
2000     0.16%
2001     3.68%
2002     8.41%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002


                                               INCEPTION                                   LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS             FUND
Class A(%)                                      7/5/94         8.41          3.97              6.75
------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A         11.04          7.62              8.24(1)

(1)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A

Management fee (%)                                         0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (%)                                         0.11
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    5.85%
1996    5.61%
1997   -3.27%
1998   12.96%
1999   40.58%
2000  -18.47%
2001  -24.35%
2002  -13.35%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                 LIFE OF THE
                                              DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                   5/2/94        -13.35         -3.23         -1.69
----------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                 N/A         -22.08         -6.55         -2.42(2)
----------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                             N/A         -15.94         -2.89          0.40(2)

(2)  Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(3)(%)                                       0.23
-----------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 1.13

(3) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(4)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $94                   $338                  $602                 $1,356

(4) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    29.70%
1996    21.84%
1997    32.23%
1998    20.15%
1999    12.00%
2000     3.60%
2001    -0.60%
2002   -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                              INCEPTION                                   LIFE OF THE
                                DATE         1 YEAR        5 YEARS            FUND
Class A(%)                     7/5/94        -21.95          1.58            10.64
----------------------------------------------------------------------------------
S&P 500 Index(%)                 N/A         -22.09         -0.58            10.28(5)

(5)  Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(6)(%)                                      0.80
--------------------------------------------------------------
Distribution and service (12b-1) fees(%)                  0.00
--------------------------------------------------------------
Other expenses(6)(%)                                      0.08
--------------------------------------------------------------
Total annual fund operating expenses(6)(%)                0.88

(6) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(7)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                   $270                  $477                 $1,074

(7) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996    11.73%
1997   -31.14%
1998    -6.43%
1999    68.01%
2000   -15.63%
2001   -18.48%
2002   -16.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                      5/1/95        -16.96         -2.13          -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A          -6.09         -2.81          -6.07(8)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71           1.16(8)

(8)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.37
---------------------------------------------------------------
Total annual fund operating expenses(%)                    1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series                        0.65%
Columbia International Fund, Variable Series                           0.90%
Liberty Growth & Income Fund, Variable Series                          0.80%
Newport Tiger Fund, Variable Series                                    0.90%

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JAMES M. MCALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

TRUST MANAGEMENT ORGANIZATIONS

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                               2002         2001          2000         1999        1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          8.92         9.43         10.44       11.08        11.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.65         0.81(b)       0.97        0.95         0.91
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              0.10        (0.46)(b)     (0.96)      (0.75)       (0.24)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.75         0.35          0.01        0.20         0.67
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.75)       (0.84)        (0.99)      (0.84)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                               (0.02)       (0.02)        (0.03)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.77)       (0.86)        (1.02)      (0.84)       (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                8.90         8.92          9.43       10.44        11.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)                                           8.41         3.68          0.16        1.78         6.03
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      0.76         0.85          0.76        0.75         0.78
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         7.16         8.42(b)       9.36        8.57         7.92
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         62           62            31          35           50
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                          106,415      123,041       143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                                2002        2001          2000         1999        1998
                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          1.46         1.93          2.79        2.00         1.78
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.01         0.01          0.03        0.03         0.02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                             (0.20)       (0.48)        (0.55)       0.78         0.21
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.19)       (0.47)        (0.52)       0.81         0.23
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.01)         ---         (0.04)      (0.02)         ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)      ---        (0.01)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---          ---         (0.30)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.01)         ---         (0.34)      (0.02)       (0.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                1.26         1.46          1.93        2.79         2.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)                                         (13.35)      (24.35)       (18.47)      40.58        12.96
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      1.13         1.23          1.08        1.10         1.24
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         0.62         0.41          1.20        1.14         0.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         39           34            76          35           28
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           28,883       41,299        61,372      82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                2002         2001          2000        1999         1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         15.55        18.27         19.85       18.79        16.29
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.15         0.16          0.17        0.14         0.16
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (3.56)       (0.35)         0.54        2.07         3.12
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.41)       (0.19)         0.71        2.21         3.28
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.17)       (0.15)        (0.17)      (0.11)       (0.12)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---        (2.34)        (2.12)      (1.04)       (0.64)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---        (0.04)          ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.17)       (2.53)        (2.29)      (1.15)       (0.78)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               11.97        15.55         18.27       19.85        18.79
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (21.95)       (0.60)         3.60       12.00        20.15
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      0.88         0.96          0.88        0.88         0.90
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         1.08         0.92          0.85        0.69         0.88
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         69           53           120         101           64
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                          113,335      180,053       203,366     212,355      146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                               2002          2001         2000        1999          1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          1.77         2.19          2.62        1.57         1.71
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.02         0.02          0.02        0.03         0.03
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                            (0.32)       (0.42)        (0.43)       1.04        (0.14)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.30)       (0.40)        (0.41)       1.07        (0.11)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.02)       (0.02)        (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---(b)       ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.02)       (0.02)        (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                1.45         1.77          2.19        2.62         1.57
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (16.96)      (18.48)       (15.63)      68.01        (6.43)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      1.27         1.31          1.15        1.21         1.30
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         0.96         0.99          0.80        1.65         2.16
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         28           24            22          12           16
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period(000's)($)                            23,087       33,688        44,346      46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial International Fund for Growth, Variable Series)
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
NOT FDIC     MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                          3

THE FUNDS                                                                                          4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series.................................................   4
Columbia High Yield Fund, Variable Series.......................................................   8
Columbia International Fund, Variable Series....................................................  12
Liberty Growth & Income Fund, Variable Series...................................................  16
Newport Tiger Fund, Variable Series.............................................................  20

TRUST MANAGEMENT ORGANIZATIONS                                                                    24

The Trustees....................................................................................  24
Investment Advisor..............................................................................  24
Mixed and Shared Funding........................................................................  25

OTHER INVESTMENT STRATEGIES AND RISKS                                                             26

FINANCIAL HIGHLIGHTS                                                                              28

SHAREHOLDER INFORMATION                                                                           34

Purchases and Redemptions.......................................................................  34
How the Funds Calculate Net Asset Value.........................................................  34
Dividends and Distributions.....................................................................  34
Tax Consequences................................................................................  35
Other Class of Shares...........................................................................  35

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia International Fund, Variable Series (International Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995   18.30%
1996    9.83%
1997    9.11%
1998    6.03%
1999    1.78%
2000    0.16%
2001    3.68%
2002    8.41%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                              INCEPTION                          LIFE OF THE
                                                DATE       1 YEAR     5 YEARS       FUND
Class A(%)                                     7/5/94       8.41        3.97        6.75
--------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A      11.04        7.62       8.24(1)

(1)   Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                           CLASS A
Management fee(%)                                                           0.65
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                                    0.00
--------------------------------------------------------------------------------
Other expenses(%)                                                           0.11
--------------------------------------------------------------------------------
Total annual fund operating expenses(%)                                     0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                        $ 78        $243        $422        $942

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(2)

[BAR CHART]

1999   0.57%
2000   3.66%
2001   6.18%
2002   2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(2)

                                                                 LIFE OF THE
                                                       1 YEAR       FUND
Class A(%)                                               2.74       4.67
----------------------------------------------------------------------------
Merrill Lynch High Yield Index                          -1.14       0.89(3)

(2) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(3)   Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(4)(%)                                                   0.69
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                               0.00
---------------------------------------------------------------------------
Other expenses(5)(%)                                                   2.68
---------------------------------------------------------------------------
Total annual fund operating expenses(5)(%)                             3.37

(4) The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(5) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(6)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                              $ 313      $1,011      $1,732      $3,640

(6) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" mutual fund. The Fund may therefore have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2003, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country World Free ex US Index (MSCI AC World Free ex US Index), an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. The advisor believes that the MSCI AC World Free ex US Index more accurately reflects the types of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC World Free ex US Index, as well as the Fund's previous benchmark, the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995     5.85%
1996     5.61%
1997    -3.27%
1998    12.96%
1999    40.58%
2000   -18.47%
2001   -24.35%
2002   -13.35%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                     INCEPTION                               LIFE OF THE
                                                        DATE         1 YEAR    5 YEARS           FUND
Class A (%)                                            5/2/94        -13.35     -3.23          -1.69
--------------------------------------------------------------------------------------------------------
MSCI AC World Free ex US Index                           N/A         -22.08     -6.55          -2.42(7)
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index(%)                                       N/A         -15.94     -2.89           0.40(7)

(7)   Performance information is from April 30, 1994.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                      CLASS A
Management fee(%)                                                       0.90
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                                0.00
----------------------------------------------------------------------------
Other expenses(8)(%)                                                    0.23
----------------------------------------------------------------------------
Total annual fund operating expenses(8)(%)                              1.13

(8) The Fund's advisor has agreed to waive 0.21% of expenses. If this waiver were reflected in the table, other expenses would be 0.02% and total annual fund operating expenses would be 0.92%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(9)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A                           $ 94      $ 338      $ 602      $1,356

(9) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 8 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -   debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

     -   debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995     29.70%
1996     21.84%
1997     32.23%
1998     20.15%
1999     12.00%
2000      3.60%
2001     -0.60%
2002    -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                  INCEPTION                           LIFE OF THE
                                                    DATE       1 YEAR    5 YEARS          FUND
Class A(%)                                          7/5/94     -21.95      1.58        10.64
-------------------------------------------------------------------------------------------------
S&P 500 Index(%)                                      N/A      -22.09     -0.58        10.28(10)

(10)  Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(11)(%)                                                  0.80
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                               0.00
---------------------------------------------------------------------------
Other expenses(11)(%)                                                  0.08
---------------------------------------------------------------------------
Total annual fund operating expenses(11)(%)                            0.88

(11) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(12)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A                           $ 79      $ 270      $ 477      $1,074

(12) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 11 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996     11.73%
1997    -31.14%
1998     -6.43%
1999     68.01%
2000    -15.63%
2001    -18.48%
2002    -16.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                INCEPTION                        LIFE OF THE
                                                                   DATE      1 YEAR    5 YEARS       FUND
Class A(%)                                                        5/1/95     -16.96     -2.13      -2.96
------------------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)                                  N/A      -6.09     -2.81      -6.07(13)
------------------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                                             N/A     -15.90     -1.71       1.16(13)

(13)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                              CLASS A
Management fee(%)                                               0.90
--------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                        0.00
--------------------------------------------------------------------
Other expenses(%)                                               0.37
--------------------------------------------------------------------
Total annual fund operating expenses(%)                         1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A                          $129      $ 403      $ 697      $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series               0.65%
Columbia High Yield Fund, Variable Series                     0.00%(14)
Columbia International Fund, Variable Series                  0.90%
Liberty Growth & Income Fund, Variable Series                 0.80%
Newport Tiger Fund, Variable Series                           0.90%

(14) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

TRUST MANAGEMENT ORGANIZATIONS

JAMES M. MCALEAR, a vice president of Columbia, has managed the International Fund since February, 2003. Mr. McAlear has been associated with Columbia and its affiliates since 1992 and specializes in international portfolio management and research. Prior to joining Columbia, Mr. McAlear was senior vice president for American Express Financial Advisers in London, England.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                2002         2001          2000        1999        1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          8.92         9.43         10.44       11.08        11.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.65         0.81(b)       0.97        0.95         0.91
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              0.10        (0.46)(b)     (0.96)      (0.75)       (0.24)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.75         0.35          0.01        0.20         0.67
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.75)       (0.84)        (0.99)      (0.84)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                               (0.02)       (0.02)        (0.03)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.77)       (0.86)        (1.02)      (0.84)       (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                8.90         8.92          9.43       10.44        11.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            8.41         3.68          0.16        1.78         6.03
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      0.76         0.85          0.76        0.75         0.78
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         7.16         8.42(b)       9.36        8.57         7.92
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         62           62            31          35           50
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period(000's)($)                           106,415      123,041       143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                                 Period ended
                                                                           Year ended December 31,               December 31,
                                                                2002         2001          2000        1999        1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                          9.29         9.35          9.70       10.36        10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(c)(d)                                      0.59         0.64          0.69        0.70         0.49
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)       (0.35)       (0.07)        (0.35)      (0.65)        0.45
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.24         0.57          0.34        0.05         0.94
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):
Distributions from net investment income                        (0.57)       (0.63)        (0.69)      (0.70)       (0.49)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                     ---          ---           ---       (0.01)       (0.09)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.57)       (0.63)        (0.69)      (0.71)       (0.58)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      (0.33)       (0.06)        (0.35)      (0.66)        0.36
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                8.96         9.29          9.35        9.70        10.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                  2.74         6.18          3.66        0.56         9.61(e)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)($)                            2,197        2,421         2,188       2,403        2,454
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):
  Net investment income including
     reimbursement/waiver(d)                                     6.46         6.89          7.29        7.00         6.18(f)
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver              1.68         1.60          1.60        1.60         1.60(f)
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver              3.36         3.23          3.18        2.89         4.25(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         49           54            46          35           89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)   Not annualized.

(f)   Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                               2002          2001          2000        1999         1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          1.46         1.93          2.79        2.00         1.78
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.01         0.01          0.03        0.03         0.02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                             (0.20)       (0.48)        (0.55)       0.78         0.21
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.19)       (0.47)        (0.52)       0.81         0.23
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.01)         ---         (0.04)      (0.02)         ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)      ---        (0.01)
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---          ---         (0.30)        ---          ---
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.01)         ---         (0.34)      (0.02)       (0.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                1.26         1.46          1.93        2.79         2.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (13.35)      (24.35)       (18.47)      40.58        12.96
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      1.13         1.23          1.08        1.10         1.24
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         0.62         0.41          1.20        1.14         0.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         39           34            76          35           28
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           28,883       41,299        61,372      82,071       52,468

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                2002         2001          2000        1999         1998

                                                              Class A      Class A       Class A     Class A      Class A
                                                              -------      -------       -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         15.55        18.27         19.85       18.79        16.29
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.15         0.16          0.17        0.14         0.16
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (3.56)       (0.35)         0.54        2.07         3.12
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.41)       (0.19)         0.71        2.21         3.28
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.17)       (0.15)        (0.17)      (0.11)       (0.12)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---          ---           ---(b)      ---          ---
-------------------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---        (2.34)        (2.12)      (1.04)       (0.64)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                   ---          ---           ---         ---        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---        (0.04)          ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.17)       (2.53)        (2.29)      (1.15)       (0.78)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               11.97        15.55         18.27       19.85        18.79
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (21.95)       (0.60)         3.60       12.00        20.15
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      0.88         0.96          0.88        0.88         0.90
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         1.08         0.92          0.85        0.69         0.88
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         69           53           120         101           64
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                          113,335      180,053       203,366     212,355      146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                2002         2001          2000        1999         1998

                                                              Class A       Class A      Class A     Class A      Class A
                                                              -------       -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          1.77         2.19          2.62        1.57         1.71
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                         0.02         0.02          0.02        0.03         0.03
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                            (0.32)       (0.42)        (0.43)       1.04        (0.14)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.30)       (0.40)        (0.41)       1.07        (0.11)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                      (0.02)       (0.02)        (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---(b)       ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.02)       (0.02)        (0.02)      (0.02)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                1.45         1.77          2.19        2.62         1.57
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                          (16.96)      (18.48)       (15.63)      68.01        (6.43)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):
Expenses(e)                                                      1.27         1.31          1.15        1.21         1.30
-------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                         0.96         0.99          0.80        1.65         2.16
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         28           24            22          12           16
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                           23,087       33,688        44,346      46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series (formerly named Colonial International Fund for Growth, Variable Series)
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
NOT FDIC     MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                            3

THE FUNDS                                                                            4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series....................................   4
Colonial Strategic Income Fund, Variable Series...................................   8
Columbia High Yield Fund, Variable Series.........................................  12
Columbia Real Estate Equity Fund, Variable Series.................................  16
Liberty All-Star Equity Fund, Variable Series.....................................  20
Liberty Growth & Income Fund, Variable Series.....................................  24
Liberty S&P 500 Index Fund, Variable Series.......................................  28
Liberty Select Value Fund, Variable Series........................................  32
Newport Tiger Fund, Variable Series...............................................  36

TRUST MANAGEMENT ORGANIZATIONS                                                      40

The Trustees......................................................................  40
Investment Advisor................................................................  40
Investment Sub-Advisor and Portfolio Managers.....................................  42
Rule 12b-1 Plan...................................................................  43
Mixed and Shared Funding..........................................................  43

OTHER INVESTMENT STRATEGIES AND RISKS                                               44

FINANCIAL HIGHLIGHTS                                                                46

SHAREHOLDER INFORMATION                                                             56

Purchases and Redemptions.........................................................  56
How the Funds Calculate Net Asset Value...........................................  56
Dividends and Distributions.......................................................  56
Tax Consequences..................................................................  57
Other Class of Shares.............................................................  57

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500
Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

1999    6.34%
2000   18.88%
2001    9.20%
2002   -6.14%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.27%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                       LIFE OF THE
                                                            1 YEAR        FUND
Class B(%)                                                   -6.14        2.56(1)
------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                               -14.47        1.42(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)   Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(3)(%)                                                   0.80
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                            0.25
---------------------------------------------------------------------------
Other expenses(%)                                                      0.34
---------------------------------------------------------------------------
Total annual fund operating expenses(3)(%)                             1.39

(3) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
Class B                        $142      $440      $761      $1,669

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (4)

[BAR CHART]

1995   18.30%
1996    9.83%
1997    9.11%
1998    6.03%
1999    1.78%
2000    0.07%
2001    3.54%
2002    8.08%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                        LIFE OF
                                                1 YEAR    5 YEARS       THE FUND
Class B (%)                                      8.08      3.86(4)       6.68(4)
---------------------------------------------------------------------------------
Lehman Government/Credit Index (%)              11.04      7.62          8.24(5)

(4) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(5)   Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (%)                                                     0.65
----------------------------------------------------------------------------
Distribution and service (12b-1) fees (6) (%)                          0.25
----------------------------------------------------------------------------
Other expenses (%)                                                     0.11
----------------------------------------------------------------------------
Total annual fund operating expenses (6) (%)                           1.01

(6) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.24% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                               $103      $322       $558       $1,236

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (7)

[BAR CHART]

1999    0.57%
2000    3.66%
2001    6.18%
2002    2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (7)

                                                                 LIFE OF THE
                                                       1 YEAR        FUND
Class B (%)                                             2.74        4.67
----------------------------------------------------------------------------
Merrill Lynch High Yield Index (%)                     -1.14        0.89(8)

(7) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(8)   Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(9)(%)                                                   0.69
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(10)(%)                           0.25
----------------------------------------------------------------------------
Other expenses(10)(%)                                                  2.68
----------------------------------------------------------------------------
Total annual fund operating expenses(10)(%)                            3.62

(9) The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.

(10) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(11)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class B                                  $319    $1,066    $1,835     $3,850

(11) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 10 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(12)

[BAR CHART]

1999   -4.13%
2000   28.57%
2001    4.68%
2002    2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(12)

                                                               LIFE OF THE
                                                    1 YEAR        FUND
Class B(%)                                           2.57         3.79
-----------------------------------------------------------------------------
NAREIT Index(%)                                      3.82         3.89(13)
-----------------------------------------------------------------------------
S&P 500 Index(%)                                   -22.09        -2.24(13)

(12) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(13)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(14)(%)                                                  0.84
------------------------------------------------------------------------------
Distribution and service (12b-1)fees(%)                                0.25
------------------------------------------------------------------------------
Other expenses(15)(%)                                                  6.79
------------------------------------------------------------------------------
Total annual fund operating expenses(15)(%)                            7.88

(14) The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(15) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.98%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (16)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                               $691     $2,192     $3,607      $6,804

(16) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 15 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(17)

[BAR CHART]

1998    18.67%
1999     8.47%
2000     6.26%
2001   -12.82%
2002   -25.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.73%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                       LIFE OF THE
                                               1 YEAR    5 YEARS          FUND
Class B(%)                                     -25.96     -2.46(17)      -2.25(17)
----------------------------------------------------------------------------------
Russell 3000 Index(%)                          -21.54     -0.71          -0.31(18)
----------------------------------------------------------------------------------
S&P 500 Index(%)                               -22.09     -0.58          -0.24(18)

(17) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(18)  Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (19)(%)                                                 0.80
----------------------------------------------------------------------------
Distribution and service (12b-1) fees (19)(%)                          0.25
----------------------------------------------------------------------------
Other expenses(%)                                                      0.24
----------------------------------------------------------------------------
Total annual fund operating expenses (19)(%)                           1.29

(19) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                                $131       $409       $708      $1,556

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(20)

[BAR CHART]

1995    29.70%
1996    21.84%
1997    32.23%
1998    20.15%
1999    12.00%
2000     3.43%
2001    -0.65%
2002   -22.06%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                    LIFE OF THE
                                            1 YEAR    5 YEARS          FUND
Class B(%)                                  -22.06     1.51(20)       10.59(20)
---------------------------------------------------------------------------------
S&P 500 Index(%)                            -22.09    -0.58           10.28(21)

(20) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(21)  Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (22)(%)                                                 0.80
------------------------------------------------------------------------------
Distribution and service (12b-1) fees (22)(%)                          0.25
------------------------------------------------------------------------------
Other expenses (22)(%)                                                 0.08
------------------------------------------------------------------------------
Total annual fund operating expenses (22)(%)                           1.13

(22) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund and the Fund's distributor has agreed to waive 0.02% of the distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, the distribution fee would be 0.23%, other expenses would be 0.00% and total annual fund operating expenses would be 1.00%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (23)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                         $102      $346       $610       $1,363

(23) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 22 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)1, which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2003, that index included companies with capitalizations between approximately $184.7 million and $259.1 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

-----------------------
(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:

         - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001   -12.07%
2002   -22.75%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +10.50%
Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                          INCEPTION                LIFE OF THE
                                             DATE       1 YEAR         FUND
Class B (%)                                5/30/00      -22.75       -15.65
-------------------------------------------------------------------------------
S&P 500 Index (%)                            N/A        -22.09       -15.76(24)

(24)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (%)                                                     0.40
------------------------------------------------------------------------------
Distribution and service (12b-1) fees(25)(%)                           0.25
------------------------------------------------------------------------------
Other expenses(%)                                                      0.24
------------------------------------------------------------------------------
Total annual fund operating expenses(25)(%)                            0.89

(25) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.11% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                         1 YEAR     3 YEARS   5 YEARS   10 YEARS
Class B                                    $91       $284      $493      $1,096

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001     3.47%
2002   -11.21%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.76%
Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                             INCEPTION              LIFE OF THE
                                                DATE      1 YEAR       FUND
Class B (%)                                   5/30/00     -11.21       0.89
-------------------------------------------------------------------------------
S&P 400 Index (%)                               N/A       -14.51      -2.78(26)

(26)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (%)                                                     0.70
------------------------------------------------------------------------------
Distribution and service (12b-1) fees (27) (%)                         0.25
------------------------------------------------------------------------------
Other expenses (%)                                                     0.23
------------------------------------------------------------------------------
Total annual fund operating expenses (27) (%)                          1.18

(27) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                               $120      $375       $649       $1,432

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(28)

[BAR CHART]

1996    11.73%
1997   -31.14%
1998    -6.43%
1999    68.01%
2000   -15.27%
2001   -16.66%
2002   -17.70%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

(28) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                           LIFE OF THE
                                                    1 YEAR    5 YEARS         FUND
Class B (%)                                         -17.70     -1.79(29)     -2.74(29)
---------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index (%)                 -6.09     -2.81         -6.07(30)
---------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                           -15.90     -1.71          1.16(30)

(29) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(30)  Performance information is from April 30, 1995.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee (%)                                                     0.90
------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                              0.25
------------------------------------------------------------------------------
Other expenses (%)                                                     0.37
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                               1.52

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -   $10,000 initial investment

     -   5% total return for each year

     -   Fund operating expenses remain the same

     -   Reinvestment of all dividends and distributions

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class B                                $155      $480       $829       $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's and S&P 500 Fund's Sub-Advisor and Portfolio Manager, respectively, evaluates and monitors their performance and investment programs, and recommends to the Board of Trustees whether their contracts should be continued or modified and the addition or deletion of Sub-Advisors or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                       0.76%
Colonial Strategic Income Fund, Variable Series                      0.65%
Columbia High Yield Fund, Variable Series                            0.00%(31)
Columbia Real Estate Equity Fund, Variable Series                    0.00%(32)
Liberty All-Star Equity Fund, Variable Series                        0.76%
Liberty Growth & Income Fund, Variable Series                        0.80%
Liberty S&P 500 Index Fund, Variable Series                          0.40%
Liberty Select Value Fund, Variable Series                           0.70%
Newport Tiger Fund, Variable Series                                  0.90%

(31) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

(32) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia Real Estate Equity Fund II.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

TRUST MANAGEMENT ORGANIZATIONS

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12b-1 PLAN

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Small Cap Fund                                                1.10%
Strategic Income Fund:                                        1.00%
All-Star Equity Fund:                                         1.00%
Growth & Income Fund                                          1.00%
S&P 500 Fund                                                  0.75%
Select Value Fund                                             1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's and Real Estate Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for those Funds has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund and Real Estate Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund and Real Estate Fund was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                            Period ended
                                                              Year ended December 31,       December 31,
                                                                2002            2001          2000 (a)
                                                              Class B         Class B         Class B
                                                              -------         -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        11.55           10.73            9.21
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.02            0.02            0.06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                             (0.73)           0.97            1.57
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.71)           0.99            1.63
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.01)          (0.02)          (0.05)
-----------------------------------------------------------------------------------------------------
From net realized gains                                         (0.36)          (0.15)          (0.06)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.37)          (0.17)          (0.11)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                              10.47           11.55           10.73
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                      (6.14)           9.20           17.72(f)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                     1.10            1.10            1.10(h)
-----------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.18            0.22            1.01(h)
-----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.29            0.47            1.07(h)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       125              56              54
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          12,080           9,020           3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                    Year ended          Period ended
                                                                   December 31,         December 31,
                                                                2002         2001         2000 (a)
                                                              Class B      Class B        Class B
                                                              -------      -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                         8.91         9.41          10.24
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.63         0.79(c)        0.56
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                              0.09        (0.46)(c)      (0.37)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.72         0.33           0.19
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.72)       (0.81)         (0.99)
----------------------------------------------------------------------------------------------------
Return of capital                                               (0.02)       (0.02)         (0.03)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.74)       (0.83)         (1.02)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               8.89         8.91           9.41
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                       8.08         3.54           1.92(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                     1.00         1.00           1.00(i)
----------------------------------------------------------------------------------------------------
Net investment income (h)                                        6.92         8.27 (c)       9.39(i)
----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.01         0.10           0.03(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        62           62             31
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          32,407       19,481          3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (a)

                                                                                                                 Period ended
                                                                           Year ended December 31,               December 31,
                                                                2002         2001          2000        1999        1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD ($)                         9.29         9.35          9.70       10.36        10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (c)(d)                                     0.59         0.64          0.69        0.70         0.49
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments (d)      (0.35)       (0.07)        (0.35)      (0.65)        0.45
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.24         0.57          0.34        0.05         0.94
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):

Distributions from net investment income                        (0.57)       (0.63)        (0.69)      (0.70)       (0.49)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                     ---          ---           ---       (0.01)       (0.09)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.57)       (0.63)        (0.69)      (0.71)       (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      (0.33)       (0.06)        (0.35)      (0.66)        0.36
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               8.96         9.29          9.35        9.70        10.36
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 2.74         6.18          3.66        0.56         9.61 (e)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                           2,197        2,421         2,188       2,403        2,454
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
     reimbursement/waiver (d)                                    6.46         6.89          7.29        7.00         6.18 (f)
-----------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver              1.68         1.60          1.60        1.60         1.60 (f)
-----------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver              3.36         3.23          3.18        2.89         4.25 (f)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        49           54            46          35           89 (e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)   Not annualized.

(f)   Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (a)

                                                                                                                 Period ended
                                                                           Year ended December 31,               December 31,
                                                                2002         2001          2000        1999        1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        10.11         9.96          8.08        8.78        10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (c)                                        0.40         0.38          0.41        0.38         0.28
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (0.14)        0.07          1.86       (0.74)       (1.24)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.26         0.45          2.27       (0.36)       (0.96)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):

Distributions of net investment income                          (0.32)       (0.30)        (0.38)      (0.34)       (0.26)
-----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                  ---          ---         (0.01)        ---          ---
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                   (0.41)         ---           ---         ---          ---
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.73)       (0.30)        (0.39)      (0.34)       (0.26)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      (0.47)        0.15          1.88       (0.70)       (1.22)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               9.64        10.11          9.96        8.08         8.78
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                 2.57         4.68         28.57       (4.13)       (9.57)(d)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ($)                             979        1,112         1,092         983          784
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
    reimbursement/waiver                                         3.68         3.81          4.39        4.84         4.62(e)
-----------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver              1.78         1.70          1.70        1.70         1.70(e)
-----------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver              7.63         5.99          5.76        5.91        10.49(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        98           54            41          33            3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b)   The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26), respectively.

(d)   Not annualized.

(e)   Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                             Period ended
                                                              Year ended December 31,        December 31,
                                                                2002            2001           2000 (a)

                                                              Class B         Class B           Class B
                                                              -------         -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        10.53           12.42            12.97
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.01            0.03             0.05
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments and foreign currency                          (2.74)          (1.66)            0.24
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.73)          (1.63)            0.29
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.02)          (0.03)           (0.05)
---------------------------------------------------------------------------------------------------------
From net realized gains                                           ---           (0.23)           (0.79)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.02)          (0.26)           (0.84)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               7.78           10.53            12.42
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                     (25.96)         (12.82)            2.17(f)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                     1.00            1.00             1.00(h)
---------------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.14            0.26             0.63(h)
---------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.29            0.25             0.45(h)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        84              62               97
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           2,911           4,382            2,727

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                             Period ended
                                                              Year ended December 31,        December 31,
                                                                2002            2001           2000 (a)

                                                              Class B         Class B           Class B
                                                              -------         -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        15.53           18.26            19.82
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.13            0.15             0.08
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (3.56)          (0.35)            0.65
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (3.43)          (0.20)            0.73
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.15)          (0.15)           (0.17)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                ---             ---              ---(c)
------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---           (2.34)           (2.12)
------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---           (0.04)             ---
------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.15)          (2.53)           (2.29)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                              11.95           15.53            18.26
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                     (22.06)          (0.65)            3.64(g)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                     1.00            1.00             1.00(i)
------------------------------------------------------------------------------------------------------------
Net investment income (h)                                        0.96            0.88             0.71(i)
------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.13            0.21             0.13(i)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        69              53              120
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          27,756          25,742            4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                             Period ended
                                                              Year ended December 31,        December 31,
                                                                2002            2001           2000 (a)

                                                              Class B         Class B           Class B
                                                              -------         -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                         9.89           11.31            12.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.08            0.07             0.07
------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and futures contracts                            (2.33)          (1.43)           (0.70)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.25)          (1.36)           (0.63)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.06)          (0.06)           (0.06)
------------------------------------------------------------------------------------------------------------
Return of capital                                               (0.01)            ---              ---
------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.07)          (0.06)           (0.06)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                               7.57            9.89            11.31
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)(d)(e)                                     (22.75)         (12.07)           (5.29)(f)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                     0.75            0.75             0.75(h)
------------------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.88            0.72             0.89(h)
------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.14            0.53             0.61(h)
------------------------------------------------------------------------------------------------ -----------
Portfolio turnover rate (%)                                        17               7                2(f)
------------------------------------------------------------------------------------------------------------
Net assets, at end of period (000's) ($)                       28,762          28,835           12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                             Period ended
                                                              Year ended December 31,        December 31,
                                                                2002            2001           2000 (a)

                                                              Class B         Class B           Class B
                                                              -------         -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                        13.65           13.24            12.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.01            0.05             0.09
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.54)           0.41             1.28
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.53)           0.46             1.37
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      (0.01)          (0.03)           (0.07)
------------------------------------------------------------------------------------------------------------
From net realized gains                                           ---           (0.02)             --- (c)
------------------------------------------------------------------------------------------------------------
Return of capital                                                 ---             ---            (0.06)
------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.01)          (0.05)           (0.13)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                              12.11           13.65            13.24
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (d)(e)(f)                                     (11.21)           3.47            11.38(g)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (h)                                                     1.10            1.10             1.10(i)
------------------------------------------------------------------------------------------------------------
Net investment income (h)                                        0.09            0.34             1.13(i)
------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.08            0.73             1.56(i)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        21              15               26(g)
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          24,615          16,886            3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and/or the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                             Period ended
                                                              Year ended December 31,        December 31,
                                                                2002            2001           2000 (a)

                                                               Class B         Class B           Class B
                                                               -------         -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                         1.81            2.19             2.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                        0.01            0.01              --- (c)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                             (0.33)          (0.37)           (0.14)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.32)          (0.36)           (0.14)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.02)          (0.02)           (0.02)
----------------------------------------------------------------------------------------------------------
Return of capital                                                 --- (c)         ---              ---
----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.02)          (0.02)           (0.02)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                1.47            1.81             2.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)                                          (17.70)         (16.66)           (5.94)(f)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses (g)                                                     1.52            1.56             1.47(h)
----------------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.71            0.74             0.11(h)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        28              24               22
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           1,086           2,232              644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund will be declared and distributed quarterly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------------
   NOT FDIC       MAY LOSE VALUE
                -------------------
   INSURED       NO BANK GUARANTEE
-----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                             3

THE FUNDS                                                                                                             4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series..................................................................      4
Columbia High Yield Fund, Variable Series.......................................................................      8
Columbia Real Estate Equity Fund, Variable Series...............................................................     12
Liberty All-Star Equity Fund, Variable Series...................................................................     16
Liberty Growth & Income Fund, Variable Series...................................................................     20
Newport Tiger Fund, Variable Series.............................................................................     24

TRUST MANAGEMENT ORGANIZATIONS                                                                                       28

The Trustees....................................................................................................     28
Investment Advisor..............................................................................................     28
Investment Sub-Advisor and Portfolio Managers...................................................................     29
Rule 12b-1 Plan.................................................................................................     30
Mixed and Shared Funding........................................................................................     30

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                31

FINANCIAL HIGHLIGHTS                                                                                                 33

SHAREHOLDER INFORMATION                                                                                              40

Purchases and Redemptions.......................................................................................     40
How the Funds Calculate Net Asset Value.........................................................................     40
Dividends and Distributions.....................................................................................     40
Tax Consequences................................................................................................     41
Other Class of Shares...........................................................................................     41

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

1999     6.34%
2000    18.88%
2001     9.20%
2002    -6.14%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.27%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                         LIFE OF THE
                                             1 YEAR          FUND
Class B(%)                                    -6.14        2.56(1)
---------------------------------------------------------------
S&P 600/Barra Value Index(%)                 -14.47        1.42(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (3)(%)                                      0.80
------------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                0.25
------------------------------------------------------------------
Other expenses(%)                                          0.34
------------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 1.39

(3) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class B          $142       $440        $761        $1,669

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(4)

[BAR CHART]

1999      0.57%
2000      3.66%
2001      6.18%
2002      2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(4)

                                                           LIFE OF THE
                                             1 YEAR            FUND
Class B(%)                                     2.74           4.67
------------------------------------------------------------------
Merrill Lynch High Yield Index(%)             -1.14           0.89(5)

(4) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(5)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(6)(%)                                       0.69
-----------------------------------------------------------------
Distribution and service (12b-1) fees(7)(%)                0.25
-----------------------------------------------------------------
Other expenses(7)(%)                                       2.68
-----------------------------------------------------------------
Total annual fund operating expenses(7)(%)                 3.62

(6)  The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.

(7) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class B             $319      $1,066      $1,835       $3,850

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(9)

[BAR CHART]

1999    -4.13%
2000    28.57%
2001     4.68%
2002     2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(9)

                                                         LIFE OF THE
                                             1 YEAR          FUND
Class B(%)                                     2.57          3.79
-----------------------------------------------------------------
NAREIT Index(%)                                3.82          3.89(10)
-----------------------------------------------------------------
S&P 500 Index(%)                             -22.09         -2.24(10)

(9) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(10) Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(11)(%)                                      0.84
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
-----------------------------------------------------------------
Other expenses(12)(%)                                      6.79
-----------------------------------------------------------------
Total annual fund operating expenses(12)(%)                7.88

(11) The Fund pays a management fee of 0.75% and an administration fee of 0.09%.

(12) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.98%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(13)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class B          $691       $2,192     $3,607       $6,804

(13) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 12 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(14)

[BAR CHART]

1998      18.67%
1999       8.47%
2000       6.26%
2001     -12.82%
2002     -25.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.73%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                    LIFE OF THE
                                      1 YEAR        5 YEARS             FUND
Class B(%)                            -25.96        -2.46(14)       -2.25(14)
-------------------------------------------------------------------------
Russell 3000 Index(%)                 -21.54        -0.71           -0.31(15)
-------------------------------------------------------------------------
S&P 500 Index(%)                      -22.09        -0.58           -0.24(15)

(14) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(15) Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(16)(%)                                      0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (16)(%)              0.25
-----------------------------------------------------------------
Other expenses(%)                                          0.24
-----------------------------------------------------------------
Total annual fund operating expenses (16)(%)               1.29

(16) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class B           $131        $409          $708        $1,556

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

            -     debt securities that are convertible into common stock;

            - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

            -     debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(17)

[BAR CHART]

1995         29.70%
1996         21.84%
1997         32.23%
1998         20.15%
1999         12.00%
2000          3.43%
2001         -0.65%
2002        -22.06%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                  LIFE OF THE
                                   1 YEAR          5 YEARS            FUND
Class B(%)                         -22.06           1.51(17)       10.59(17)
------------------------------------------------------------------------
S&P 500 Index(%)                   -22.09          -0.58           10.28(18)

(17) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(18) Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (19)(%)                                     0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees(19)(%)               0.25
-----------------------------------------------------------------
Other expenses(19)(%)                                      0.08
-----------------------------------------------------------------
Total annual fund operating expenses(19)(%)                1.13

(19) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund and the Fund's distributor has agreed to waive 0.02% of the distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, the distribution fee would be 0.23%, other expenses would be 0.00% and total annual fund operating expenses would be 1.00%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(20)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class B              $102         $346        $610         $1,363

(20) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 19 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(21)

[BAR CHART]

1996      11.73%
1997     -31.14%
1998      -6.43%
1999      68.01%
2000     -15.27%
2001     -16.66%
2002     -17.70%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

(21) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                     LIFE OF THE
                                          1 YEAR       5 YEARS           FUND
Class B(%)                                -17.70       -1.79(22)      -2.74(22)
---------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)        -6.09       -2.81          -6.07(23)
---------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                  -15.90       -1.71           1.16(23)

(22) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(23) Performance information is from April 30, 1995.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.90
------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
------------------------------------------------------------------
Other expenses(%)                                          0.37
------------------------------------------------------------------
Total annual fund operating expenses(%)                    1.52

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class B             $155         $480         $829         $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's Sub-Advisor, evaluates and monitors its performance and investment programs, and recommends to the Board of Trustees whether its contract should be continued or modified and the addition or deletion of Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series              0.76%
Columbia High Yield Fund, Variable Series                   0.00%(24)
Columbia Real Estate Equity Fund, Variable Series           0.00%(25)
Liberty All-Star Equity Fund, Variable Series               0.76%
Liberty Growth & Income Fund, Variable Series               0.80%
Newport Tiger Fund, Variable Series                         0.90%

(24) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

(25) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia Real Estate Equity Fund II.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO's PORTFOLIO MANAGERS
LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-   JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

RULE 12b-1 PLAN

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Small Cap Fund                           1.10%
All-Star Equity Fund:                    1.00%
Growth & Income Fund                     1.00%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

STRUCTURE RISK

(Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund, Real Estate Fund) Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's and Real Estate Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for those Funds has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund and Real Estate Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund and Real Estate Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund and Real Estate Fund was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                       Period ended
                                                          Year ended December 31,      December 31,
                                                            2002           2001          2000(a)

                                                          Class B        Class B         Class B
                                                          -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                   11.55          10.73             9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                   0.02           0.02             0.06
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                       (0.73)          0.97             1.57
-----------------------------------------------------------------------------------------------
Total from Investment Operations                          (0.71)          0.99             1.63
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                (0.01)         (0.02)           (0.05)
-----------------------------------------------------------------------------------------------
From net realized gains                                   (0.36)         (0.15)           (0.06)
-----------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.37)         (0.17)           (0.11)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                         10.47          11.55            10.73
-----------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)(e)                                 (6.14)          9.20            17.72(f)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                1.10           1.10             1.10(h)
-----------------------------------------------------------------------------------------------
Net investment income(g)                                   0.18           0.22             1.01(h)
-----------------------------------------------------------------------------------------------
Waiver/reimbursement                                       0.29           0.47             1.07(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                  125             56               54
-----------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                     12,080          9,020            3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                                Period ended
                                                                           Year ended December 31,              December 31,
                                                                  2002         2001        2000       1999        1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.29         9.35        9.70      10.36         10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (c)(d)                                      0.59         0.64        0.69       0.70          0.49
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)        (0.35)       (0.07)      (0.35)     (0.65)         0.45
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.24         0.57        0.34       0.05          0.94
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                         (0.57)       (0.63)      (0.69)     (0.70)        (0.49)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                      ---          ---         ---      (0.01)        (0.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.57)       (0.63)      (0.69)     (0.71)        (0.58)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       (0.33)       (0.06)      (0.35)     (0.66)         0.36
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.96         9.29        9.35       9.70         10.36
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                   2.74         6.18        3.66       0.56          9.61(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                             2,197        2,421       2,188      2,403         2,454
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income including
     reimbursement/waiver(d)                                      6.46         6.89        7.29       7.00          6.18(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver               1.68         1.60        1.60       1.60          1.60(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver               3.36         3.23        3.18       2.89          4.25(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          49           54          46         35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e) Not annualized.

(f) Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES(a)

                                                                                                              Period ended
                                                                       Year ended December 31,                December 31,
                                                              2002        2001        2000         1999         1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                      10.11        9.96        8.08         8.78            10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)                                      0.40        0.38        0.41         0.38             0.28
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.14)       0.07        1.86        (0.74)           (1.24)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.26        0.45        2.27        (0.36)           (0.96)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions of net investment income                       (0.32)      (0.30)      (0.38)       (0.34)           (0.26)
------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               ---         ---       (0.01)         ---              ---
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                (0.41)        ---         ---          ---              ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.73)      (0.30)      (0.39)       (0.34)           (0.26)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   (0.47)       0.15        1.88        (0.70)           (1.22)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             9.64       10.11        9.96         8.08             8.78
------------------------------------------------------------------------------------------------------------------------
Total return(%)                                               2.57        4.68       28.57        (4.13)           (9.57)(d)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                           979       1,112       1,092          983              784
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income including
    reimbursement/waiver                                      3.68        3.81        4.39         4.84             4.62(e)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver           1.78        1.70        1.70         1.70             1.70(e)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver           7.63        5.99        5.76         5.91            10.49(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      98          54          41           33                3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b) The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26), respectively.

(d) Not annualized.

(e) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                    Period ended
                                                                   Year ended December 31,          December 31,
                                                                    2002              2001             2000(a)

                                                                  Class B           Class B            Class B
                                                                  -------           -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            10.53             12.42              12.97
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                            0.01              0.03              0.05
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments and foreign currency                             (2.74)            (1.66)              0.24
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (2.73)            (1.63)              0.29
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                         (0.02)            (0.03)             (0.05)
-------------------------------------------------------------------------------------------------------------
From net realized gains                                              ---             (0.23)             (0.79)
-------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       (0.02)            (0.26)             (0.84)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                   7.78             10.53              12.42
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(d)(e)                                         (25.96)           (12.82)              2.17(f)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                         1.00              1.00               1.00(h)
-------------------------------------------------------------------------------------------------------------
Net investment income(g)                                            0.14              0.26               0.63(h)
-------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                0.29              0.25               0.45(h)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                            84                62                 97
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                               2,911             4,382              2,727

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                                        Period ended
                                                                      Year ended December 31,           December 31,
                                                                      2002               2001             2000(a)

                                                                     Class B           Class B             Class B
                                                                     -------           -------             -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                               15.53             18.26               19.82
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                               0.13              0.15                0.08
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (3.56)            (0.35)               0.65
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (3.43)            (0.20)               0.73
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                            (0.15)            (0.15)              (0.17)
-----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                      ---               ---                 ---(c)
-----------------------------------------------------------------------------------------------------------------
From net realized gains                                                 ---             (2.34)              (2.12)
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                       ---             (0.04)                ---
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (0.15)            (2.53)              (2.29)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                     11.95             15.53               18.26
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                             (22.06)            (0.65)               3.64(g)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                            1.00              1.00                1.00(i)
-----------------------------------------------------------------------------------------------------------------
Net investment income(h)                                               0.96              0.88                0.71(i)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                   0.13              0.21                0.13(i)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                               69                53                 120
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                 27,756            25,742               4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                     Year ended December 31,                December 31,
                                                                   2002                  2001                  2000(a)

                                                                  Class B               Class B               Class B
                                                                  -------               -------               -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                             1.81                  2.19                  2.35
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                            0.01                  0.01                   ---(c)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on                         (0.33)                (0.37)                (0.14)
   investments and foreign currency
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (0.32)                (0.36)                (0.14)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                         (0.02)                (0.02)                (0.02)
--------------------------------------------------------------------------------------------------------------------
Return of capital                                                    ---(c)                ---                   ---
--------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       (0.02)                (0.02)                (0.02)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                   1.47                  1.81                  2.19
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)(e)                                            (17.70)               (16.66)                (5.94)(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                         1.52                  1.56                  1.47(h)
--------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                            0.71                  0.74                  0.11(h)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                            28                    24                    22
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                               1,086                 2,232                   644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund will be declared and distributed quarterly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------------
   NOT FDIC        MAY LOSE VALUE
                 ------------------
   INSURED       NO BANK GUARANTEE
-----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                    3

THE FUNDS                                                                                    4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series..........................................    4
Columbia High Yield Fund, Variable Series................................................    8
Liberty Growth & Income Fund, Variable Series............................................   12
Liberty S&P 500 Index Fund, Variable Series..............................................   16
Liberty Select Value Fund, Variable Series...............................................   20
Newport Tiger Fund, Variable Series......................................................   24

TRUST MANAGEMENT ORGANIZATIONS                                                              28

The Trustees.............................................................................   28
Investment Advisor.......................................................................   28
Portfolio Manager........................................................................   29
Rule 12b-1 Plan..........................................................................   30
Mixed and Shared Funding.................................................................   30

OTHER INVESTMENT STRATEGIES AND RISKS                                                       31

FINANCIAL HIGHLIGHTS                                                                        33

SHAREHOLDER INFORMATION                                                                     40

Purchases and Redemptions................................................................   40
How the Funds Calculate Net Asset Value..................................................   40
Dividends and Distributions..............................................................   40
Tax Consequences.........................................................................   41
Other Class of Shares....................................................................   41

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

            -     debt securities issued by the U.S. government;

            - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

            -     lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

1995     18.30%
1996      9.83%
1997      9.11%
1998      6.03%
1999      1.78%
2000      0.07%
2001      3.54%
2002      8.08%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                         LIFE OF
                                           1 YEAR          5 YEARS       THE FUND
Class B(%)                                  8.08           3.86(1)       6.68(1)
---------------------------------------------------------------------------------
Lehman Government/Credit Index(%)          11.04           7.62          8.24(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                0.25
-----------------------------------------------------------------
Other expenses(%)                                          0.11
-----------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 1.01

(3) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.24% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class B             $103        $322          $558        $1,236

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(4)

[BAR CHART]

1999        0.57%
2000        3.66%
2001        6.18%
2002        2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(4)

                                                      1 YEAR           LIFE OF THE
                                                                           FUND
Class B(%)                                             2.74                4.67
----------------------------------------------------------------------------------
Merrill Lynch High Yield Index(%)                     -1.14                0.89(5)

(4) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(5)      Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YEILD FUNDS, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-

                                                                     CLASS B
Management fee(6)(%)                                                  0.69
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(7)(%)                           0.25
----------------------------------------------------------------------------
Other expenses(7)(%)                                                  2.68
----------------------------------------------------------------------------
Total annual fund operating expenses(7)(%)                            3.62

(6) The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.

(7) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B                 $319          $1,066        $1,835          $3,850

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

                  - debt securities that are convertible into common stock;

                  - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

                  -        debt securities issued or guaranteed by the U.S.
                           government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(9)

[BAR CHART]

1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.43%
2001               -0.65%
2002              -22.06%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                 1 YEAR            5 YEARS         LIFE OF THE
                                                                                       FUND
Class B(%)                                       -22.06              1.51(9)          10.59(9)
----------------------------------------------------------------------------------------------
S&P 500 Index(%)                                 -22.09             -0.58             10.28(10)

(9) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(10)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(11)(%)                                                 0.80
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(11)(%)                          0.25
----------------------------------------------------------------------------
Other expenses(11)(%)                                                 0.08
----------------------------------------------------------------------------
Total annual fund operating expenses(11)(%)                           1.13

(11) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund and the Fund's distributor has agreed to waive 0.02% of the distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, the distribution fee would be 0.23%, other expenses would be 0.00% and total annual fund operating expenses would be 1.00%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(12)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class B                 $102           $346           $610         $1,363

(12) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 11 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2003, that index included companies with capitalizations between approximately $184.7 million and $259.1 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

------------------
(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:

                  - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

                  - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

                  - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

                  - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

                  - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001          -12.07%
2002          -22.75%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +10.50%
Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                           INCEPTION                      LIFE OF THE
                             DATE          1 YEAR             FUND
Class B(%)                  5/30/00        -22.75            -15.65
------------------------------------------------------------------------
S&P 500 Index(%)              N/A          -22.09            -15.76 (13)

(13)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(%)                                                     0.40
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(14)(%)                          0.25
----------------------------------------------------------------------------
Other expenses(%)                                                     0.24
----------------------------------------------------------------------------
Total annual fund operating expenses(14)(%)                           0.89

(14) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.11% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                     1 YEAR       3 YEARS       5 YEARS        10 YEARS
Class B               $91           $284         $493           $1,096

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001                    3.47%
2002                  -11.21%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.76%
Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                    INCEPTION        1 YEAR            LIFE OF THE
                                                      DATE                                 FUND
Class B(%)                                           5/30/00         -11.21               0.89
--------------------------------------------------------------------------------------------------
S&P 400 Index(%)                                       N/A           -14.51              -2.78(15)

(15)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(%)                                                     0.70
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(16)(%)                          0.25
----------------------------------------------------------------------------
Other expenses(%)                                                     0.23
----------------------------------------------------------------------------
Total annual fund operating expenses(16)(%)                           1.18

(16) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                     1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class B               $120           $375          $649          $1,432

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(17)

[BAR CHART]

1996                    11.73%
1997                   -31.14%
1998                    -6.43%
1999                    68.01%
2000                   -15.27%
2001                   -16.66%
2002                   -17.70%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

(17) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                               LIFE OF THE
                                                           1 YEAR             5 YEARS              FUND
Class B(%)                                                 -17.70            -1.79(18)         -2.74(18)
----------------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)                         -6.09            -2.81              -6.07(19)
----------------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                                   -15.90            -1.71               1.16(19)

(18) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(19)     Performance information is from April 30, 1995.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(%)                                                     0.90
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                              0.25
----------------------------------------------------------------------------
Other expenses(%)                                                     0.37
----------------------------------------------------------------------------
Total annual fund operating expenses(%)                               1.52

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                        1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class B                  $155           $480          $829          $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the S&P 500 Fund's Portfolio Manager, evaluates and monitors their performance and investment programs, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series                         0.65%
Columbia High Yield Fund, Variable Series                               0.00%(20)
Liberty Growth & Income Fund, Variable Series                           0.80%
Liberty S&P 500 Index Fund, Variable Series                             0.40%
Liberty Select Value Fund, Variable Series                              0.70%
Newport Tiger Fund, Variable Series                                     0.90%

(20) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

TRUST MANAGEMENT ORGANIZATIONS

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

PORTFOLIO MANAGER

SSgA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12b-1 PLAN

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Strategic Income Fund:                                    1.00%
Growth & Income Fund                                      1.00%
S&P 500 Fund                                              0.75%
Select Value Fund                                         1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for that Fund has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                  Year ended         Period ended
                                                                                 December 31,        December 31,
                                                                             2002         2001          2000(a)

                                                                           Class B      Class B         Class B
                                                                           -------    ---------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                      8.91       9.41           10.24
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                     0.63       0.79(c)         0.56
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                          0.09      (0.46)(c)       (0.37)
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             0.72       0.33            0.19
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                                  (0.72)     (0.81)          (0.99)
------------------------------------------------------------------------------------------------------------------
Return of capital                                                           (0.02)     (0.02)          (0.03)
------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                (0.74)     (0.83)          (1.02)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                            8.89       8.91            9.41
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                                     8.08       3.54            1.92(g)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                                  1.00       1.00            1.00(i)
------------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                     6.92       8.27(c)         9.39(i)
------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                         0.01       0.10            0.03(i)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                     62         62              31
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                       32,407     19,481           3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                 Period ended
                                                                 Year ended December 31,         December 31,
                                                             2002     2001     2000     1999       1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                      9.29     9.35     9.70    10.36       10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                  0.59     0.64     0.69     0.70        0.49
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)   (0.35)   (0.07)   (0.35)   (0.65)       0.45
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             0.24     0.57     0.34     0.05        0.94
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                    (0.57)   (0.63)   (0.69)   (0.70)      (0.49)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                 ---      ---      ---    (0.01)      (0.09)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.57)   (0.63)   (0.69)   (0.71)      (0.58)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  (0.33)   (0.06)   (0.35)   (0.66)       0.36
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                            8.96     9.29     9.35     9.70       10.36
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                              2.74     6.18     3.66     0.56        9.61(e)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                        2,197    2,421    2,188    2,403       2,454
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):
  Net investment income including
     reimbursement/waiver(d)                                 6.46     6.89     7.29     7.00        6.18(f)
-------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver          1.68     1.60     1.60     1.60        1.60(f)
-------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver          3.36     3.23     3.18     2.89        4.25(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                     49       54       46       35          89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                         Period ended
                                                            Year ended December 31,      December 31,
                                                              2002           2001          2000(a)

                                                            Class B        Class B         Class B
                                                            -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                      15.53          18.26          19.82
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                      0.13           0.15           0.08
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (3.56)         (0.35)          0.65
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                             (3.43)         (0.20)          0.73
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.15)         (0.15)         (0.17)
-----------------------------------------------------------------------------------------------------
In excess of net investment income                             ---            ---            ---(c)
-----------------------------------------------------------------------------------------------------
From net realized gains                                        ---          (2.34)         (2.12)
-----------------------------------------------------------------------------------------------------
Return of capital                                              ---          (0.04)          ---
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.15)         (2.53)         (2.29)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                            11.95          15.53          18.26
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                    (22.06)         (0.65)          3.64(g)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                   1.00           1.00           1.00(i)
-----------------------------------------------------------------------------------------------------
Net investment income(h)                                      0.96           0.88           0.71(i)
-----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.13           0.21           0.13(i)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      69             53            120
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        27,756         25,742          4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                         Period ended
                                                            Year ended December 31,      December 31,
                                                              2002           2001          2000(a)

                                                            Class B        Class B         Class B
                                                            -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                       9.89          11.31          12.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                      0.08           0.07           0.07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and futures contracts                         (2.33)         (1.43)         (0.70)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                             (2.25)         (1.36)         (0.63)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.06)         (0.06)         (0.06)
-----------------------------------------------------------------------------------------------------
Return of capital                                            (0.01)           ---            ---
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.07)         (0.06)         (0.06)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             7.57           9.89          11.31
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                    (22.75)        (12.07)         (5.29)(f)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                   0.75           0.75           0.75(h)
-----------------------------------------------------------------------------------------------------
Net investment income(g)                                      0.88           0.72           0.89(h)
-----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.14           0.53           0.61(h)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      17              7              2(f)
-----------------------------------------------------------------------------------------------------
Net assets, at end of period (000's)($)                     28,762         28,835         12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                         Period ended
                                                            Year ended December 31,      December 31,
                                                              2002           2001          2000(a)

                                                            Class B        Class B         Class B
                                                            -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                      13.65          13.24          12.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                      0.01           0.05           0.09
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (1.54)          0.41           1.28
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                             (1.53)          0.46           1.37
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.01)         (0.03)         (0.07)
-----------------------------------------------------------------------------------------------------
From net realized gains                                        ---          (0.02)           ---(c)
-----------------------------------------------------------------------------------------------------
Return of capital                                              ---            ---          (0.06)
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.01)         (0.05)         (0.13)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                            12.11          13.65          13.24
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                    (11.21)          3.47          11.38(g)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                   1.10           1.10           1.10(i)
-----------------------------------------------------------------------------------------------------
Net investment income(h)                                      0.09           0.34           1.13(i)
-----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.08           0.73           1.56(i)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      21             15             26(g)
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                        24,615         16,886          3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and/or the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                         Period ended
                                                            Year ended December 31,      December 31,
                                                              2002          2001           2000(a)

                                                            Class B        Class B         Class B
                                                            -------        -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                       1.81           2.19           2.35
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                      0.01           0.01            ---(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                          (0.33)         (0.37)         (0.14)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.32)         (0.36)         (0.14)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                   (0.02)         (0.02)         (0.02)
-----------------------------------------------------------------------------------------------------
Return of capital                                              ---(c)         ---            ---
-----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.02)         (0.02)         (0.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             1.47           1.81           2.19
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)                                       (17.70)        (16.66)         (5.94)(f)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                   1.52           1.56           1.47(h)
-----------------------------------------------------------------------------------------------------
Net investment income(g)                                      0.71           0.74           0.11(h)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      28             24             22
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                         1,086          2,232            644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

---------------------------------
NOT FDIC          MAY LOSE VALUE
                -----------------
INSURED         NO BANK GUARANTEE
---------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                     3

THE FUNDS                                                                                     4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series..........................................     4
Columbia High Yield Fund, Variable Series................................................     8
Liberty All-Star Equity Fund, Variable Series............................................    12
Liberty Growth & Income Fund, Variable Series............................................    16
Liberty S&P 500 Index Fund, Variable Series..............................................    20
Liberty Select Value Fund, Variable Series...............................................    24
Newport Tiger Fund, Variable Series......................................................    28

TRUST MANAGEMENT ORGANIZATIONS                                                               32

The Trustees.............................................................................    32
Investment Advisor.......................................................................    32
Investment Sub-Advisor and Portfolio Managers............................................    33
Rule 12b-1 Plan..........................................................................    34
Mixed and Shared Funding.................................................................    35

OTHER INVESTMENT STRATEGIES AND RISKS                                                        36

FINANCIAL HIGHLIGHTS                                                                         38

SHAREHOLDER INFORMATION                                                                      46

Purchases and Redemptions................................................................    46
How the Funds Calculate Net Asset Value..................................................    46
Dividends and Distributions..............................................................    46
Tax Consequences.........................................................................    47
Other Class of Shares....................................................................    47

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Columbia High Yield Fund, Variable Series (High Yield Fund), Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund), Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund), Liberty Select Value Fund, Variable Series (Select Value Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). Columbia has appointed Liberty Asset Management Company (LAMCO) as an investment sub-advisor (Sub-Advisor) for the All-Star Equity Fund. LAMCO is an affiliate of Columbia.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

                  -        debt securities issued by the U.S. government;

                  - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

                  -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

                  -        rated BB through D by Standard & Poor's;

                  -        rated Ba through C by Moody's Investors Service,
                           Inc.;

                  - comparably rated by another nationally recognized rating service; or

                  - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

1995                18.30%
1996                 9.83%
1997                 9.11%
1998                 6.03%
1999                 1.78%
2000                 0.07%
2001                 3.54%
2002                 8.08%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                                     LIFE OF THE
                                                                   1 YEAR            5 YEARS            FUND
Class B(%)                                                          8.08             3.86(1)           6.68(1)
-------------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                                  11.04             7.62              8.24(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(2)      Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(%)                                                     0.65
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                           0.25
----------------------------------------------------------------------------
Other expenses(%)                                                     0.11
----------------------------------------------------------------------------
Total annual fund operating expenses(3)(%)                            1.01

(3) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.24% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                       1 YEAR       3 YEARS        5 YEARS       10 YEARS
Class B                 $103         $322           $558          $1,236

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(4)

[BAR CHART]
-

1999                0.57%
2000                3.66%
2001                6.18%
2002                2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(4)

                                                                       LIFE OF THE
                                                      1 YEAR              FUND
Class B(%)                                             2.74              4.67
-------------------------------------------------------------------------------
Merrill Lynch High Yield Index(%)                     -1.14              0.89(5)

(4) The returns of Class B shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class B shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class B shares of the Fund were initially offered on April 14, 2003.

(5)      Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(6)(%)                                                  0.69
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(7)(%)                           0.25
----------------------------------------------------------------------------
Other expenses(7)(%)                                                  2.68
----------------------------------------------------------------------------
Total annual fund operating expenses(7)(%)                            3.62

(6) The Fund pays a management fee of 0.60% and an administrative fee of 0.09%.

(7) The Fund's adviser has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b-1 fee. If these waivers were reflected in the table, the distribution fee would be 0.06%, other expenses would be 2.41% and total annual fund operating expenses would be 3.16%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(8)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                      1 YEAR        3 YEARS       5 YEARS       10 YEARS
Class B                $319          $1,066       $1,835         $3,850

(8) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

                  - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

                  - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

                  - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

                  - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

                  - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

                  - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

                  - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

                  - Mastrapasqua Asset Management, Inc. (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

                  - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

                  - A change or departure in a Portfolio Manager's investment style for which it had been selected;

                  - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

                  -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Russell 3000 Index, an unmanaged index that tracks the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(9)

[BAR CHART]

1998               18.67%
1999                8.47%
2000                6.26%
2001              -12.82%
2002              -25.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +18.67%
Worst quarter: 3rd quarter 2002, -19.73%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                      LIFE OF THE
                                                      1 YEAR           5 YEARS           FUND
Class B(%)                                            -25.96           -2.46(9)        -2.25(9)
-----------------------------------------------------------------------------------------------
Russell 3000 Index(%)                                 -21.54           -0.71           -0.31(10)
-----------------------------------------------------------------------------------------------
S&P 500 Index(%)                                      -22.09           -0.58           -0.24(10)

(9) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(10)     Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS B
Management fee(11)(%)                                                 0.80
----------------------------------------------------------------------------
Distribution and service (12b-1) fees(11)(%)                          0.25
----------------------------------------------------------------------------
Other expenses(%)                                                     0.24
----------------------------------------------------------------------------
Total annual fund operating expenses(11)(%)                           1.29

(11) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this waiver and reimbursement were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                        1 YEAR        3 YEARS       5 YEARS        10 YEARS
Class B                  $131           $409         $708           $1,556

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(12)

[BAR CHART]

1995    29.70%
1996    21.84%
1997    32.23%
1998    20.15%
1999    12.00%
2000     3.43%
2001    -0.65%
2002   -22.06%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                        LIFE OF THE
                                         1 YEAR          5 YEARS           FUND
Class B(%)                               -22.06           1.51(12)        10.59(12)
----------------------------------------------------------------------------------
S&P 500 Index(%)                         -22.09          -0.58            10.28(13)

(12) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(13)     Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(14)(%)                                      0.80
----------------------------------------------------------------
Distribution and service (12b-1) fees(14)(%)               0.25
----------------------------------------------------------------
Other expenses(14)(%)                                      0.08
----------------------------------------------------------------
Total annual fund operating expenses(14)(%)                1.13

(14) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund and the Fund's distributor has agreed to waive 0.02% of the distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, the distribution fee would be 0.23%, other expenses would be 0.00% and total annual fund operating expenses would be 1.00%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor and the distributor have undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(15)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $102                  $346                  $610                 $1,363

(15) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 14 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R) Index)(1), which is comprised of 500 widely held, large capitalization (large-cap) U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500 Index, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the S&P 500 Index. As of March 31, 2003, that index included companies with capitalizations between approximately $184.7 million and $259.1 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

------------------------
(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:

         - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001      -12.07%
2002      -22.75%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +10.50%
Worst quarter:  3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                        INCEPTION            LIFE OF THE
                          DATE      1 YEAR       FUND
Class B(%)               5/30/00    -22.75      -15.65
---------------------------------------------------------
S&P 500 Index(%)           N/A      -22.09      -15.76(16)

(16)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(%)                                          0.40
-----------------------------------------------------------------
Distribution and service (12b-1) fees(17)(%)               0.25
-----------------------------------------------------------------
Other expenses(%)                                          0.24
-----------------------------------------------------------------
Total annual fund operating expenses(17)(%)                0.89

(17) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.11% and total annual fund operating expenses for Class B shares would be 0.75%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $91                   $284                  $493                 $1,096

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2001        3.47%
2002      -11.21%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +12.76%
Worst quarter:  3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                        INCEPTION            LIFE OF THE
                           DATE     1 YEAR       FUND
Class B(%)               5/30/00    -11.21       0.89
--------------------------------------------------------
S&P 400 Index(%)           N/A      -14.51      -2.78(18)

(18)     Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(%)                                          0.70
----------------------------------------------------------------
Distribution and service (12b-1) fees(19)(%)               0.25
----------------------------------------------------------------
Other expenses(%)                                          0.23
----------------------------------------------------------------
Total annual fund operating expenses(19)(%)                1.18

(19) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $120                  $375                  $649                 $1,432

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(20)

[BAR CHART]

1996       11.73%
1997      -31.14%
1998       -6.43%
1999       68.01%
2000      -15.27%
2001      -16.66%
2002      -17.70%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

(20) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                LIFE OF THE
                                                   1 YEAR         5 YEARS           FUND
Class B(%)                                         -17.70          -1.79(21)      -2.74(21)
------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)                 -6.09          -2.81          -6.07(22)
------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                           -15.90          -1.71           1.16(22)

(21) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(22)     Performance information is from April 30, 1995.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS B
Management fee(%)                                          0.90
----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.25
----------------------------------------------------------------
Other expenses(%)                                          0.37
----------------------------------------------------------------
Total annual fund operating expenses(%)                    1.52

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class B                      $155                  $480                  $829                 $1,813

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia designates the All-Star Fund's and S&P 500 Fund's Sub-Advisor and Portfolio Manager, respectively, evaluates and monitors their performance and investment programs, and recommends to the Board of Trustees whether their contracts should be continued or modified and the addition or deletion of Sub-Advisors or Portfolio Managers. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series           0.65%
Columbia High Yield Fund, Variable Series                 0.00%(23)
Liberty All-Star Equity Fund, Variable Series             0.76%
Liberty Growth & Income Fund, Variable Series             0.80%
Liberty S&P 500 Index Fund, Variable Series               0.40%
Liberty Select Value Fund, Variable Series                0.70%
Newport Tiger Fund, Variable Series                       0.90%

(23) The aggregate advisory fee for the year ended December 31, 2002 was paid by the predecessor fund, Galaxy VIP Columbia High Yield Fund II.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

TRUST MANAGEMENT ORGANIZATIONS

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS

LAMCO AND LAMCO's PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO manages the assets of the All-Star Equity Fund under the supervision of Columbia and the Board of Trustees. LAMCO determines which securities and other instruments are purchased and sold for the Fund. LAMCO is an indirect wholly owned subsidiary of FleetBoston. LAMCO's principal address is 100 Federal Street, Boston, Massachusetts 02110. As of February 28, 2003, LAMCO managed over $958.5 million in assets.

Columbia, out of the management fees it receives from the All-Star Equity Fund, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the sub-advisory fees it receives from Columbia, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

TRUST MANAGEMENT ORGANIZATIONS

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua Asset Management, Inc., and THOMAS A. TRANTUM, CFA, President of Mastrapasqua Asset Management, Inc.

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; CRAIG BLUM, CFA and Senior Vice President; STEPHEN BURLINGAME, Senior Vice President; LEIGH R. CRAWFORD, Managing Director
         - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

SSgA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from the S&P 500 Fund, Columbia pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.

RULE 12b-1 PLAN

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Growth & Income Fund                             1.00%
S&P 500 Fund                                     0.75%
Select Value Fund                                1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, with the exception of the All-Star Equity Fund, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of the High Yield Fund's predecessor fund for periods prior to the date of this prospectus. Performance and expense information shown for that Fund has not been adjusted to reflect distribution (12b-1) fees applicable to Class B shares. If such fees had been reflected, the performance shown would have been lower and the expenses shown would have been higher. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information, except for the High Yield Fund, has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. The information for the High Yield Fund for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 for the High Yield Fund was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                     Year ended           Period ended
                                                                     December 31,          December 31,
                                                                 2002          2001          2000(a)
                                                                Class B       Class B        Class B
                                                                -------       --------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           8.91         9.41            10.24
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                          0.63         0.79(c)          0.56
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                               0.09        (0.46)(c)        (0.37)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.72         0.33             0.19
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.72)       (0.81)           (0.99)
----------------------------------------------------------------------------------------------------
Return of capital                                                (0.02)       (0.02)           (0.03)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.74)       (0.83)           (1.02)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.89         8.91             9.41
----------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                          8.08         3.54             1.92(g)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                       1.00         1.00             1.00(i)
----------------------------------------------------------------------------------------------------
Net investment income(h)                                          6.92         8.27(c)          9.39(i)
----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.01         0.10             0.03(i)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          62           62               31
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            32,407       19,481            3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES (A)

                                                                                                                Period ended
                                                                          Year ended December 31,               December 31,
                                                                  2002         2001        2000       1999        1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.29         9.35        9.70      10.36         10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                       0.59         0.64        0.69       0.70          0.49
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments (d)       (0.35)       (0.07)      (0.35)     (0.65)         0.45
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.24         0.57        0.34       0.05          0.94
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                         (0.57)       (0.63)      (0.69)     (0.70)        (0.49)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                      ---         ---         ---       (0.01)        (0.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.57)       (0.63)      (0.69)     (0.71)        (0.58)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       (0.33)       (0.06)      (0.35)     (0.66)         0.36
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.96         9.29        9.35       9.70         10.36
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                   2.74         6.18        3.66       0.56          9.61(e)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                             2,197        2,421       2,188      2,403         2,454
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income including
     reimbursement/waiver(d)                                      6.46         6.89        7.29       7.00          6.18(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver               1.68         1.60        1.60       1.60          1.60(f)
------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver               3.36         3.23        3.18       2.89          4.25(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          49           54          46         35            89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                            Period ended
                                                                           Year ended December 31,          December 31,
                                                                           2002              2001              2000(a)
                                                                          Class B           Class B            Class B
                                                                          -------           -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                    10.53             12.42              12.97
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                    0.01              0.03               0.05
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments and foreign currency                                     (2.74)            (1.66)              0.24
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (2.73)            (1.63)              0.29
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                                 (0.02)            (0.03)             (0.05)
---------------------------------------------------------------------------------------------------------------------
From net realized gains                                                      ---             (0.23)             (0.79)
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                               (0.02)            (0.26)             (0.84)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                           7.78             10.53              12.42
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                                  (25.96)           (12.82)              2.17(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                                 1.00              1.00               1.00(h)
---------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                                    0.14              0.26               0.63(h)
---------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                        0.29              0.25               0.45(h)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                    84                62                 97
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                       2,911             4,382              2,727

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                                         Period ended
                                                                      Year ended December 31,            December 31,
                                                                      2002              2001               2000(a)
                                                                     Class B           Class B             Class B
                                                                     -------           -------             -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                               15.53             18.26              19.82
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                               0.13              0.15               0.08
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (3.56)            (0.35)              0.65
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (3.43)            (0.20)              0.73
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                            (0.15)            (0.15)             (0.17)
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                      ---               ---                ---(c)
----------------------------------------------------------------------------------------------------------------
From net realized gains                                                 ---             (2.34)             (2.12)
----------------------------------------------------------------------------------------------------------------
Return of capital                                                       ---             (0.04)               ---
----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                          (0.15)            (2.53)             (2.29)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                     11.95             15.53              18.26
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)(f)                                             (22.06)            (0.65)              3.64(g)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                            1.00              1.00               1.00(i)
----------------------------------------------------------------------------------------------------------------
Net investment income(h)                                               0.96              0.88               0.71(i)
----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                   0.13              0.21               0.13(i)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                               69                53                120
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                 27,756            25,742              4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                                                  Period ended
                                                                  Year ended December 31,         December 31,
                                                                   2002             2001            2000(a)
                                                                  Class B          Class B          Class B
                                                                  -------          -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                             9.89            11.31            12.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                            0.08             0.07             0.07
----------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and futures contracts                               (2.33)           (1.43)           (0.70)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (2.25)           (1.36)           (0.63)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                         (0.06)           (0.06)           (0.06)
----------------------------------------------------------------------------------------------------------
Return of capital                                                  (0.01)             ---              ---
----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       (0.07)           (0.06)           (0.06)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                   7.57             9.89            11.31
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                          (22.75)          (12.07)          (5.29)(f)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                         0.75             0.75             0.75(h)
----------------------------------------------------------------------------------------------------------
Net investment income(g)                                            0.88             0.72             0.89(h)
----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                0.14             0.53             0.61(h)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                            17                7                2(f)
----------------------------------------------------------------------------------------------------------
Net assets, at end of period (000's)($)                           28,762           28,835           12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                                     Period ended
                                                                      Year ended December 31,        December 31,
                                                                       2002            2001            2000(a)
                                                                      Class B         Class B          Class B
                                                                      -------         -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                13.65           13.24            12.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                0.01            0.05             0.09
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 (1.54)           0.41             1.28
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (1.53)           0.46             1.37
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                             (0.01)          (0.03)           (0.07)
-------------------------------------------------------------------------------------------------------------
From net realized gains                                                  ---           (0.02)             ---(c)
-------------------------------------------------------------------------------------------------------------
Return of capital                                                        ---             ---            (0.06)
-------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                           (0.01)          (0.05)           (0.13)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                      12.11           13.65            13.24
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)(e)(f)                                             (11.21)           3.47            11.38(g)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                             1.10            1.10             1.10(i)
-------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                0.09            0.34             1.13(i)
-------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                    0.08            0.73             1.56(i)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                21              15               26(g)
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                  24,615          16,886            3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and/or the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                                                 Period ended
                                                                          Year ended December 31,                December 31,
                                                                        2002                 2001                  2000(a)
                                                                       Class B              Class B                Class B
                                                                       -------              -------                -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                 1.81                  2.19                   2.35
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                0.01                  0.01                    ---(c)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on                             (0.33)                (0.37)                 (0.14)
   investments and foreign currency
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (0.32)                (0.36)                 (0.14)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                             (0.02)                (0.02)                 (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                        ---(c)                ---                    ---
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                           (0.02)                (0.02)                 (0.02)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                       1.47                  1.81                   2.19
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(e)                                                 (17.70)               (16.66)                 (5.94)(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                             1.52                  1.56                   1.47(h)
-------------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                                0.71                  0.74                   0.11(h)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                28                    24                     22
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                   1,086                 2,232                    644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. For all other Funds, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
  Growth & Income Fund, Variable Series)
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
NEWPORT TIGER FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------------------------
   NOT FDIC          MAY LOSE VALUE
                   ------------------
   INSURED          NO BANK GUARANTEE
-------------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                               3

THE FUNDS                                                                                                               4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Strategic Income Fund, Variable Series......................................................................   4
Liberty Growth & Income Fund, Variable Series........................................................................   8
Newport Tiger Fund, Variable Series..................................................................................  12

TRUST MANAGEMENT ORGANIZATIONS                                                                                         16

The Trustees.........................................................................................................  16
Investment Advisor...................................................................................................  16
Mixed and Shared Funding.............................................................................................  17

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                  18

FINANCIAL HIGHLIGHTS                                                                                                   20

SHAREHOLDER INFORMATION                                                                                                23

Purchases and Redemptions............................................................................................  23
How the Funds Calculate Net Asset Value..............................................................................  23
Dividends and Distributions..........................................................................................  23
Tax Consequences.....................................................................................................  24
Other Class of Shares................................................................................................  24

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund), Liberty Growth & Income Fund, Variable Series (Growth & Income Fund) and Newport Tiger Fund, Variable Series (Tiger Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995            18.30%
1996             9.83%
1997             9.11%
1998             6.03%
1999             1.78%
2000             0.16%
2001             3.68%
2002             8.41%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS           FUND
Class A(%)                                      7/5/94          8.41         3.97            6.75
-------------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A          11.04         7.62            8.24(1)

(1)      Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.11
-----------------------------------------------------------------
Total annual fund operating expenses(%)                    0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995        29.70%
1996        21.84%
1997        32.23%
1998        20.15%
1999        12.00%
2000         3.60%
2001        -0.60%
2002       -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998,  +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                LIFE OF THE
                                              DATE         1 YEAR        5 YEARS         FUND
Class A(%)                                   7/5/94        -21.95          1.58          10.64
----------------------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A         -22.09         -0.58          10.28(2)

(2)      Performance information is from June 30, 1994.

THE FUNDS LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(3)(%)                                       0.80
----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
----------------------------------------------------------------
Other expenses(3)(%)                                       0.08
----------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 0.88

(3) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(4)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $79                   $270                  $477                 $1,074

(4) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, the Fund's investment advisor typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2002, the Fund's benchmark was changed to the Morgan Stanley Capital International All Country Free Asia ex Japan Index (MSCI AC Free Asia ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. The advisor believes that the MSCI AC Free Asia ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all of the Tiger countries, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the MSCI AC Free Asia ex Japan Index, as well as the Fund's previous benchmark, the MSCI EAFE (GDP) Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1996          11.73%
1997         -31.14%
1998          -6.43%
1999          68.01%
2000         -15.63%
2001         -18.48%
2002         -16.96%

For period shown in bar chart:
Best quarter: 4th quarter 1998,  +37.93%
Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                                 LIFE OF THE
                                                 DATE         1 YEAR        5 YEARS          FUND
Class A(%)                                      5/1/95        -16.96         -2.13          -2.96
-------------------------------------------------------------------------------------------------
MSCI AC Free Asia ex Japan Index(%)               N/A          -6.09         -2.81          -6.07(5)
-------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                          N/A         -15.90         -1.71           1.16(5)

(5)      Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(%)                                          0.90
-----------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
-----------------------------------------------------------------
Other expenses(%)                                          0.37
-----------------------------------------------------------------
Total annual fund operating expenses(%)                    1.27

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $129                  $403                  $697                 $1,534

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC), Colonial Management Associates, Inc. (Colonial) and Newport Pacific Management, Inc. (NPMI) merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. (Newport), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Colonial and Newport advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Strategic Income Fund, Variable Series             0.65%
Liberty Growth & Income Fund, Variable Series               0.80%
Newport Tiger Fund, Variable Series                         0.90%

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Growth & Income Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

CHRISTOPHER LEGALLET, chief investment officer-international equities of Columbia, is co-manager of the Tiger Fund and has managed or co-managed the Fund since January, 1999. Mr. Legallet has been affiliated with Columbia since 1997. Prior to his affiliation with Columbia, he was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investments in Asia.

ERIC SANDLUND, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers Asia and Jupiter Tyndall (Asia) Ltd. in Hong Kong from 1994 to 1999.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund, Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES

(Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                                 2002         2001         2000        1999         1998
                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            8.92         9.43        10.44       11.08        11.15
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.65         0.81(b)      0.97        0.95         0.91
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                0.10        (0.46)(b)    (0.96)      (0.75)       (0.24)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.75         0.35         0.01        0.20         0.67
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.75)       (0.84)       (0.99)      (0.84)       (0.72)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---          ---          ---         ---        (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.02)       (0.02)       (0.03)        ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.77)       (0.86)       (1.02)      (0.84)       (0.74)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  8.90         8.92         9.43       10.44        11.08
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                              8.41         3.68         0.16        1.78         6.03
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.76         0.85         0.76        0.75         0.78
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           7.16         8.42(b)      9.36        8.57         7.92
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           62           62           31          35           50
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            106,415      123,041      143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                  2002          2001         2000        1999       1998
                                                                Class A       Class A      Class A     Class A     Class A
                                                                -------       -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                           15.55         18.27        19.85       18.79       16.29
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.15          0.16         0.17        0.14        0.16
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.56)        (0.35)        0.54        2.07        3.12
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.41)        (0.19)        0.71        2.21        3.28
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.17)        (0.15)       (0.17)      (0.11)      (0.12)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---           ---          ---(b)      ---         ---
--------------------------------------------------------------------------------------------------------------------------
From net realized gains                                             ---         (2.34)       (2.12)      (1.04)      (0.64)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                     ---           ---          ---         ---       (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---         (0.04)         ---         ---         ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.17)        (2.53)       (2.29)      (1.15)      (0.78)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 11.97         15.55        18.27       19.85       18.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            (21.95)        (0.60)        3.60       12.00       20.15
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.88          0.96         0.88        0.88        0.90
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           1.08          0.92         0.85        0.69        0.88
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           69            53          120         101          64
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            113,335       180,053      203,366     212,355     146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001        2000         1999         1998

                                                                Class A     Class A      Class A      Class A     Class A
                                                                -------     -------      -------      -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            1.77        2.19         2.62         1.57         1.71
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.02        0.02         0.02         0.03         0.03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                              (0.32)      (0.42)       (0.43)        1.04        (0.14)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.30)      (0.40)       (0.41)        1.07        (0.11)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.02)      (0.02)       (0.02)       (0.02)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                   ---(b)      ---          ---          ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.02)      (0.02)       (0.02)       (0.02)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  1.45        1.77         2.19         2.62         1.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                            (16.96)     (18.48)      (15.63)       68.01        (6.43)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        1.27        1.31         1.15         1.21         1.30
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           0.96        0.99         0.80         1.65         2.16
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           28          24           22           12           16
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                             23,087      33,688       44,346       46,125       23,655

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Strategic Income Fund, Variable Series
Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S.
  Growth & Income Fund, Variable Series)
Newport Tiger Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------
NOT FDIC      MAY LOSE VALUE
           -------------------
INSURED     NO BANK GUARANTEE
------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                          3

THE FUND                                                                           4

This section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Liberty Growth & Income Fund, Variable Series...................................   4

TRUST MANAGEMENT ORGANIZATIONS                                                     8

The Trustees....................................................................   8
Investment Advisor..............................................................   8
Mixed and Shared Funding........................................................   8

OTHER INVESTMENT STRATEGIES AND RISKS                                              9

FINANCIAL HIGHLIGHTS                                                              11

SHAREHOLDER INFORMATION                                                           12

Purchases and Redemptions.......................................................  12
How the Fund Calculates Net Asset Value.........................................  12
Dividends and Distributions.....................................................  12
Tax Consequences................................................................  13
Other Class of Shares...........................................................  13

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Liberty Growth & Income Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of larger companies that have market-capitalizations similar in size to those companies in the Russell 1000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $234.2 billion. All market-capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUND LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The Fund's investments in convertible securities (securities that can be converted into common stock) make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    29.70%
1996    21.84%
1997    32.23%
1998    20.15%
1999    12.00%
2000     3.60%
2001    -0.60%
2002   -21.95%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                                LIFE OF THE
                                              DATE         1 YEAR        5 YEARS        FUND
Class A(%)                                   7/5/94        -21.95          1.58        10.64
--------------------------------------------------------------------------------------------
S&P 500 Index(%)                              N/A          -22.09         -0.58        10.28(1)

(1)   Performance information is from June 30, 1994.

THE FUND LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(2)(%)                                       0.08
---------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 0.88

(2) The Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. If this waiver were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Liberty Value Fund, Variable Series by the Fund. The advisor has undertaken to continue these waivers until April 7, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(3)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Fund operating expenses remain the same

     -    Reinvestment of all dividends and distributions

             1 YEAR      3 YEARS     5 YEARS       10 YEARS
Class A       $79          $270        $477         $1,074

(3) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Fund amounted to 0.80% of the average daily net assets of the Fund.

SCOTT SCHERMERHORN, a senior vice president of Columbia, has managed or co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Columbia and its affiliates since October, 1998. Prior to joining Columbia, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

MIXED AND SHARED FUNDING

As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goals, strategies or restrictions.

STRUCTURE RISK

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

CONVERTIBLE SECURITIES

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK

The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Fund's advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent the Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years (or shorter period if the Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                                  2002          2001         2000        1999        1998
                                                                 Class A       Class A      Class A     Class A     Class A
                                                                 -------       -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            15.55         18.27        19.85       18.79       16.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                            0.15          0.16         0.17        0.14        0.16
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             (3.56)        (0.35)        0.54        2.07        3.12
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (3.41)        (0.19)        0.71        2.21        3.28
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                         (0.17)        (0.15)       (0.17)      (0.11)      (0.12)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   ---           ---        ---(b)        ---         ---
------------------------------------------------------------------------------------------------------ ----------- --------
From net realized gains                                              ---         (2.34)       (2.12)      (1.04)      (0.64)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains                                      ---           ---          ---         ---       (0.02)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                    ---         (0.04)         ---         ---         ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       (0.17)        (2.53)       (2.29)      (1.15)      (0.78)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  11.97         15.55        18.27       19.85       18.79
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                             (21.95)        (0.60)        3.60       12.00       20.15
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                         0.88          0.96         0.88        0.88        0.90
---------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                            1.08          0.92         0.85        0.69        0.88
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                            69            53          120         101          64
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                             113,335       180,053      203,366     212,355     146,239

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01 per share.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends for the Fund will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Liberty Growth & Income Fund, Variable Series (formerly named Colonial U.S. Growth & Income Fund, Variable Series)

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------
NOT FDIC         MAY LOSE VALUE
              ------------------
INSURED        NO BANK GUARANTEE
--------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                  3

THE FUNDS                                                                                  4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series.......................................      4
Colonial Strategic Income Fund, Variable Series......................................      8
Liberty Select Value Fund, Variable Series...........................................     12

TRUST MANAGEMENT ORGANIZATIONS                                                            16

The Trustees.........................................................................     16
Investment Advisor...................................................................     16
Mixed and Shared Funding.............................................................     17

OTHER INVESTMENT STRATEGIES AND RISKS                                                     18

FINANCIAL HIGHLIGHTS                                                                      20

SHAREHOLDER INFORMATION                                                                   23

Purchases and Redemptions............................................................     23
How the Funds Calculate Net Asset Value..............................................     23
Dividends and Distributions..........................................................     23
Tax Consequences.....................................................................     24
Other Class of Shares................................................................     24

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund), Colonial Strategic Income Fund, Variable Series (Strategic Income Fund) and Liberty Select Value Fund, Variable Series (Select Value Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999     6.34%
2000    18.88%
2001     9.30%
2002    -6.12%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.25%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                            INCEPTION                 LIFE OF THE
                                              DATE         1 YEAR         FUND
Class A(%)                                   5/19/98        -6.12        2.59
-----------------------------------------------------------------------------
S&P 600/Barra Value Index(%)                   N/A         -14.47        1.42(1)

(1)      Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.34
---------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Fund operating expenses remain the same

     -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $116                  $362                  $628                 $1,386

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

         -        rated BB through D by Standard & Poor's;

         -        rated Ba through C by Moody's Investors Service, Inc.;

         - comparably rated by another nationally recognized rating service; or

         - unrated and believed by the advisor to be comparable in quality to securities having such ratings.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1995    18.30%
1996     9.83%
1997     9.11%
1998     6.03%
1999     1.78%
2000     0.16%
2001     3.68%
2002     8.41%

For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                               INCEPTION                               LIFE OF THE
                                                 DATE         1 YEAR       5 YEARS         FUND
Class A(%)                                      7/5/94         8.41          3.97        6.75
---------------------------------------------------------------------------------------------
Lehman Government/Credit Index(%)                 N/A         11.04          7.62        8.24(3)

(3)      Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                     CLASS A
Management fee(%)                                     0.65
----------------------------------------------------------
Distribution and service (12b-1) fees(%)              0.00
----------------------------------------------------------
Other expenses(%)                                     0.11
----------------------------------------------------------
Total annual fund operating expenses(%)               0.76

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Fund operating expenses remain the same

     -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $78                   $243                  $422                  $942

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

2001      3.55%
2002    -11.07%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.65%
Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                            INCEPTION                   LIFE OF THE
                                              DATE         1 YEAR           FUND
Class A(%)                                   5/30/00       -11.07          0.98
-------------------------------------------------------------------------------
S&P 400 Index(%)                               N/A         -14.51         -2.78(4)

(4)      Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.70
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.23
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.93

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Fund operating expenses remain the same

     -    Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $95                   $296                  $515                 $1,143

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                         0.76%
Colonial Strategic Income Fund, Variable Series                        0.65%
Liberty Select Value Fund, Variable Series                             0.70%

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

LAURA A. OSTRANDER, a senior vice president of Columbia, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Columbia funds since December, 1996.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

U.S. GOVERNMENT SECURITIES

(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK

(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                               Period ended
                                                                         Year ended December 31,               December 31,
                                                                2002        2001        2000       1999          1998(a)
                                                               Class A     Class A     Class A    Class A        Class A
                                                               -------     -------     -------    -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          11.56       10.73        9.12       8.59          10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                          0.02        0.02        0.07       0.02           0.08
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                          (0.73)       0.98        1.65       0.52          (1.41)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.71)       1.00        1.72       0.54          (1.33)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                       (0.01)      (0.02)      (0.05)     (0.01)         (0.07)
------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 ---         ---         ---        ---          (0.01)
------------------------------------------------------------------------------------------------------------------------
From net realized gains                                          (0.36)      (0.15)      (0.06)       ---            ---
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.37)      (0.17)      (0.11)     (0.01)         (0.08)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                10.48       11.56       10.73       9.12           8.59
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                         (6.12)       9.30       18.88       6.34         (13.25)(f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                       1.10        1.10        1.07       1.00           1.00(h)
------------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                          0.18        0.22        0.76       0.23           1.41(h)
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.04        0.22        0.82       2.66           3.32(h)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                         125          56          54         74             51(f)
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                             7,893       9,361       7,616      3,817          1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                                 2002         2001         2000        1999         1998
                                                                Class A      Class A      Class A     Class A      Class A
                                                                -------      -------      -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                            8.92         9.43        10.44       11.08        11.15
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(a)                                           0.65         0.81(b)      0.97        0.95         0.91
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                0.10        (0.46)(b)    (0.96)      (0.75)       (0.24)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   0.75         0.35         0.01        0.20         0.67
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                        (0.75)       (0.84)       (0.99)      (0.84)       (0.72)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  ---          ---          ---         ---        (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.02)       (0.02)       (0.03)        ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (0.77)       (0.86)       (1.02)      (0.84)       (0.74)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                  8.90         8.92         9.43       10.44        11.08
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)                                              8.41         3.68         0.16        1.78         6.03
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(e)                                                        0.76         0.85         0.76        0.75         0.78
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                           7.16         8.42(b)      9.36        8.57         7.92
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                           62           62           31          35           50
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            106,415      123,041      143,629     170,702      118,985

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                                             Period ended
                                                                           Year ended December 31,           December 31,
                                                                           2002              2001              2000(a)
                                                                          Class A           Class A            Class A
                                                                          -------           -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                     13.66             13.24              12.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                     0.03              0.05               0.09
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      (1.54)             0.42               1.28
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            (1.51)             0.47               1.37
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                                  (0.03)            (0.03)             (0.07)
----------------------------------------------------------------------------------------------------------------------
From net realized gains                                                       ---             (0.02)               ---(c)
----------------------------------------------------------------------------------------------------------------------
Return of capital                                                             ---               ---              (0.06)
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                (0.03)            (0.05)             (0.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                           12.12             13.66              13.24
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(f)                                                      (11.07)             3.55(e)           11.38(e)(g)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                                  0.93              1.10               1.10(i)
----------------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                     0.26              0.34               1.13(i)
----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                          ---              0.48               1.31(i)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                     21                15                 26(g)
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                          632               115                111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01 per share.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). For each Fund, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Select Value Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
LIBERTY SELECT VALUE FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------------
NOT FDIC          MAY LOSE VALUE
                -------------------
INSURED          NO BANK GUARANTEE
-----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                           3

THE FUNDS                                                                           4

Each of these sections discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series...................................   4
Liberty Select Value Fund, Variable Series.......................................   8

TRUST MANAGEMENT ORGANIZATIONS                                                     12

The Trustees.....................................................................  12
Investment Advisor...............................................................  12
Mixed and Shared Funding.........................................................  12

OTHER INVESTMENT STRATEGIES AND RISKS                                              13

FINANCIAL HIGHLIGHTS                                                               15

SHAREHOLDER INFORMATION                                                            17

Purchases and Redemptions........................................................  17
How the Funds Calculate Net Asset Value..........................................  17
Dividends and Distributions......................................................  17
Tax Consequences.................................................................  18
Other Class of Shares............................................................  18

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund) and Liberty Select Value Fund, Variable Series (Select Value Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have market-capitalizations similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

1999                   6.34%
2000                  18.88%
2001                   9.30%
2002                  -6.12%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.25%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - for periods ended December 31, 2002

                                        INCEPTION             LIFE OF THE
                                          DATE       1 YEAR      FUND
Class A(%)                               5/19/98      -6.12      2.59
-----------------------------------------------------------------------
S&P 600/Barra Value Index(%)               N/A       -14.47      1.42(1)

(1)  Performance information is from May 31, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(2)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.34
---------------------------------------------------------------
Total annual fund operating expenses(2)(%)                 1.14

(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class A shares would be 0.76% and total annual fund operating expenses for Class A shares would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                      1 YEAR          3 YEARS          5 YEARS         10 YEARS
Class A                $116             $362             $628           $1,386

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in mid-capitalization (mid-cap) stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $233.8 million and $10.7 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of mid-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

2001                    3.55%
2002                  -11.07%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.65%
Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                        INCEPTION             LIFE OF THE
                                          DATE       1 YEAR      FUND
Class A(%)                               5/30/00     -11.07      0.98
-----------------------------------------------------------------------
S&P 400 Index(%)                           N/A       -14.51     -2.78(3)

(3)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(%)                                          0.70
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(%)                                          0.23
---------------------------------------------------------------
Total annual fund operating expenses(%)                    0.93

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                       1 YEAR         3 YEARS        5 YEARS         10 YEARS
Class A                  $95            $296           $515           $1,143

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more Funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

Colonial Small Cap Value Fund, Variable Series                     0.76%
Liberty Select Value Fund, Variable Series                         0.70%

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Columbia and its affiliates since 1994 and was a senior equity analyst from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Columbia, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Columbia and its affiliates since 1996 and was an analyst from 1991 through 1999.

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goal, strategies or restrictions.

DERIVATIVE STRATEGIES

A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

At times, the Funds' advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent a Fund from achieving its investment goal and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                              Period ended
                                                                         Year ended December 31,              December 31,
                                                                2002        2001       2000        1999         1998(a)
                                                               Class A     Class A     Class A    Class A        Class A
                                                               -------     -------     -------    -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                         11.56       10.73        9.12       8.59          10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                         0.02        0.02        0.07       0.02           0.08
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
   and foreign currency                                         (0.73)       0.98        1.65       0.52          (1.41)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.71)       1.00        1.72       0.54          (1.33)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                      (0.01)      (0.02)      (0.05)     (0.01)         (0.07)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               ---         ---          ---       ---           (0.01)
-----------------------------------------------------------------------------------------------------------------------
From net realized gains                                         (0.36)      (0.15)      (0.06)      ---             ---
-----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.37)      (0.17)      (0.11)     (0.01)         (0.08)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                               10.48       11.56       10.73       9.12           8.59
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                        (6.12)       9.30       18.88       6.34         (13.25)(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(g)                                                      1.10        1.10        1.07       1.00           1.00(h)
-----------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                         0.18        0.22        0.76       0.23           1.41(h)
-----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.04        0.22        0.82       2.66           3.32(h)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                        125          56          54         74             51(f)
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                            7,893       9,361       7,616      3,817          1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                                                         Period ended
                                                                          Year ended December 31,        December 31,
                                                                             2002       2001               2000(a)
                                                                           Class A     Class A             Class A
                                                                           -------     -------             -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                     13.66       13.24               12.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                     0.03        0.05                0.09
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      (1.54)       0.42                1.28
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            (1.51)       0.47                1.37
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                                  (0.03)      (0.03)              (0.07)
-----------------------------------------------------------------------------------------------------------------
From net realized gains                                                      ---        (0.02)                ---(c)
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                            ---         ---                (0.06)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                (0.03)      (0.05)              (0.13)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                           12.12       13.66               13.24
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(d)(f)                                                      (11.07)       3.55(e)            11.38(e)(g)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(%):

Expenses(h)                                                                 0.93        1.10                 1.10(i)
-----------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                    0.26        0.34                 1.13(i)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                         ---        0.48                 1.31(i)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                    21          15                   26(g)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                         632         115                  111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). For each Fund, income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

---------------------------------
NOT FDIC         MAY LOSE VALUE
                -----------------
INSURED         NO BANK GUARANTEE
---------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                             3

THE FUND                                                                                              4

This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Colonial Small Cap Value Fund, Variable Series..................................................      4

TRUST MANAGEMENT ORGANIZATIONS                                                                        8

The Trustees....................................................................................      8
Investment Advisor..............................................................................      8
Rule 12b-1 Plan.................................................................................      8
Mixed and Shared Funding........................................................................      8

OTHER INVESTMENT STRATEGIES AND RISKS                                                                 9

FINANCIAL HIGHLIGHTS                                                                                 11

SHAREHOLDER INFORMATION                                                                              12

Purchases and Redemptions.......................................................................     12
How the Fund Calculates Net Asset Value..........................................................    12
Dividends and Distributions......................................................................    12
Tax Consequences.................................................................................    13
Other Class of Shares............................................................................    13

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Colonial Small Cap Value Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the Fund's investment advisor to be investment-grade. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

Small-cap stocks are stocks of small-size companies that have similar in size to those companies in the Russell 2000 Value Index. As of March 31, 2003, that index included companies with capitalizations between approximately $2.7 million and $2.2 billion. All market-capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

1999                     6.34%
2000                    18.88%
2001                     9.20%
2002                    -6.14%

For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.27%
Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002

                                                          LIFE OF THE
                                              1 YEAR          FUND
Class B(%)                                     -6.14           2.56(1)
-------------------------------------------------------------------
S&P 600/Barra Value Index(%)                  -14.47           1.42(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee(3)(%)                                       0.80
---------------------------------------------------------------
Distribution and service (12b-1) fees(3)(%)                0.25
---------------------------------------------------------------
Other expenses(%)                                          0.34
---------------------------------------------------------------
Total annual fund operating expenses(3)(%)                 1.39

(3) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the management fee for Class B shares would be 0.76%, the 12b-1 fee for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                    1 YEAR      3 YEARS      5 YEARS     10 YEARS
Class B              $142         $440         $761       $1,669

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, Liberty Advisory Services Corp. (LASC) and Colonial Management Associates, Inc. (Colonial) merged into Columbia. Prior to April 1, 2003, each of LASC and Colonial advised or sub-advised one or more funds in the Trust. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the Fund amounted to 0.76% of the average daily net assets of the Fund.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, has managed the Fund since June, 2002. Mr. Barbaro has been employed by Columbia and its predecessors since 1976.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the Fund to 1.10% (as a percentage of Class B's average daily net assets). If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goal, strategies or restrictions.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

At times, the Fund's advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

These strategies could prevent the Fund from achieving its investment goal and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years (or shorter period if the Fund commenced operations less than five years ago). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                   Period ended
                                                                       Year ended December 31,      December 31,
                                                                        2002           2001           2000(a)
                                                                       Class B        Class B        Class B
                                                                       -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD($)                                 11.55          10.73           9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                                 0.02           0.02           0.06
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency                                     (0.73)          0.97           1.57
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (0.71)          0.99           1.63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                              (0.01)         (0.02)         (0.05)
-----------------------------------------------------------------------------------------------------------
From net realized gains                                                 (0.36)         (0.15)         (0.06)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                            (0.37)         (0.17)         (0.11)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                       10.47          11.55          10.73
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)(c)(d)(e)                                                (6.14)          9.20          17.72(f)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):

Expenses(g)                                                              1.10           1.10           1.10(h)
-----------------------------------------------------------------------------------------------------------
Net investment income(g)                                                 0.18           0.22           1.01(h)
-----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                     0.29           0.47           1.07(h)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                                125             56             54
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                                   12,080          9,020          3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends for the Fund will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------------
NOT FDIC           MAY LOSE VALUE
                  -----------------
INSURED           NO BANK GUARANTEE
-----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                             3

THE FUND                                                                                              4

This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Liberty Equity Fund, Variable Series......................................................            4

TRUST MANAGEMENT ORGANIZATIONS                                                                        8

The Trustees..............................................................................            8
Investment Advisor........................................................................            8
Mixed and Shared Funding..................................................................            8

OTHER INVESTMENT STRATEGIES AND RISKS                                                                 9

FINANCIAL HIGHLIGHTS                                                                                 11

SHAREHOLDER INFORMATION                                                                              12

Purchases and Redemptions.................................................................           12
How the Fund Calculates Net Asset Value...................................................           12
Dividends and Distributions...............................................................           12
Tax Consequences..........................................................................           13
Other Class of Shares.....................................................................           13

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Liberty Equity Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added and some funds may be eliminated from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUND LIBERTY EQUITY FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

The Fund's investments in convertible securities (securities that can be converted into common stock), such as certain debt securities and preferred stock, make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

[BAR CHART]

1994                        3.47%
1995                       26.75%
1996                       21.49%
1997                       27.74%
1998                       23.52%
1999                       27.18%
2000                       -1.82%
2001                      -18.17%
2002                      -27.64%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +147.59%
Worst quarter: 3rd quarter 2002, -54.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(1)

                                                      LIFE OF THE
                                 1 YEAR    5 YEARS       FUND
Class A(%)                       -27.64     -1.80        6.85
-------------------------------------------------------------
S&P 500 Index(%)                 -22.09     -0.58        9.35(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from January 1, 1993.

THE FUND LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                        CLASS A
Management fee(3)(%)                                     0.84
-------------------------------------------------------------
Distribution and service (12b-1) fees(%)                 0.00
-------------------------------------------------------------
Other expenses(4)(%)                                     0.25
-------------------------------------------------------------
Total annual fund operating expenses(4)(%)               1.09

(3)  The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(4) The Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses would be 1.07%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(5)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

    -    $10,000 initial investment

    -    5% total return for each year

    -    Fund operating expenses remain the same

    -    Reinvestment of all dividends and distributions

                   1 YEAR       3 YEARS      5 YEARS       10 YEARS
Class A             $109          $345         $599         $1,327

(5) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Fleet Investment Advisors Inc. (FIA), merged into Columbia. Prior to April 1, 2003, FIA was the investment advisor to the Fund. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, the predecessor to the Fund paid FIA aggregate advisory fees at the annual rate of 0.75% as a percentage of average daily net assets.

ROBERT G. ARMKNECHT, CFA, an executive vice president of Columbia, is the portfolio manager for the Fund. Mr. Armknecht managed the Galaxy VIP Equity Fund, the predecessor to the Fund, since July, 1998. He is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Armknecht has been with Columbia and its predecessors since 1988.

MIXED AND SHARED FUNDING

As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goal, strategies or restrictions.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent the Fund from achieving its investment goal and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years and includes the financial performance of shares of the Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. The information for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal year ended December 31, 1998 was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

LIBERTY EQUITY FUND, VARIABLE SERIES(a)

                                                                             Year ended December 31,
                                                              2002        2001        2000         1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD($)                       16.02      19.81        22.21        19.20      19.68
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (loss)(b)                                0.03        ---(c)     (0.02)       (0.02)      0.13
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (4.46)     (3.58)       (0.37)        5.05       4.25
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (4.43)     (3.58)       (0.39)        5.03       4.38
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                      (0.03)       ---          ---          ---      (0.13)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                   ---      (0.21)       (2.01)       (2.02)     (4.73)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.03)     (0.21)       (2.01)       (2.02)     (4.86)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    (4.46)     (3.79)       (2.40)        3.01      (0.48)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             11.56      16.02        19.81        22.21      19.20
-------------------------------------------------------------------------------------------------------------------
Total return(%)                                              (27.64)    (18.17)       (1.82)       27.18      23.52
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                            43,603     79,813      120,712      119,799     92,620
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income (loss) including
     reimbursement/waiver                                      0.18       0.00        (0.11)       (0.11)      0.61
-------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver            1.09       1.02         0.98         0.96       1.05
-------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver            1.09       1.02         0.98         0.96       1.05
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       35         51           54           60         75

(a) The information shown in this table relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Fund.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $0.00, $(0.02),
     $(0.02), and $0.13, respectively.

(c)  Amount is less than $0.005.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends for the Fund will be declared and distributed quarterly. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Liberty Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------------
NOT FDIC          MAY LOSE VALUE
                 -----------------
INSURED          NO BANK GUARANTEE
----------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                    3

THE FUNDS                                                                                                    4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Columbia High Yield Fund, Variable Series....................................................                4
Liberty Equity Fund, Variable Series.........................................................                8

TRUST MANAGEMENT ORGANIZATIONS                                                                              12

The Trustees.................................................................................               12
Investment Advisor...........................................................................               12
Mixed and Shared Funding.....................................................................               13

OTHER INVESTMENT STRATEGIES AND RISKS                                                                       14

FINANCIAL HIGHLIGHTS                                                                                        16

SHAREHOLDER INFORMATION                                                                                     18

Purchases and Redemptions....................................................................               18
How the Funds Calculate Net Asset Value......................................................               18
Dividends and Distributions..................................................................               18
Tax Consequences.............................................................................               19
Other Class of Shares........................................................................               19

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Columbia High Yield Fund, Variable Series (High Yield Fund) and Liberty Equity Fund, Variable Series (Equity Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

[BAR CHART]

1999                        0.57%
2000                        3.66%
2001                        6.18%
2002                        2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(1)

                                                         LIFE OF THE
                                              1 YEAR        FUND
Class A(%)                                     2.74        4.67
---------------------------------------------------------------
Merrill Lynch High Yield Index                -1.14        0.89(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)  Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(3)(%)                                                  0.69
--------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                              0.00
--------------------------------------------------------------------------
Other expenses(4)(%)                                                  2.68
--------------------------------------------------------------------------
Total annual fund operating expenses(4)(%)                            3.37

(3) The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(4) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(5)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                 1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
Class A                           $313                     $1,011                    $1,732                    $3,640

(5) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

The Fund's investments in convertible securities (securities that can be converted into common stock), such as certain debt securities and preferred stock, make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(6)

[BAR CHART]

1994                    3.47%
1995                   26.75%
1996                   21.49%
1997                   27.74%
1998                   23.52%
1999                   27.18%
2000                  - 1.82%
2001                  -18.17%
2002                  -27.64%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +147.59%
Worst quarter: 3rd quarter 2002, -54.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (6)

                                                      1 YEAR         5 YEARS         LIFE OF THE
                                                                                         FUND
Class A(%)                                            -27.64          -1.80            6.85
-------------------------------------------------------------------------------------------
S&P 500 Index(%)                                      -22.09          -0.58            9.35 (7)

(6) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

(7)      Performance information is from January 1, 1993.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(8)(%)                                                  0.84
--------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                              0.00
--------------------------------------------------------------------------
Other expenses(9)(%)                                                  0.25
--------------------------------------------------------------------------
Total annual fund operating expenses(9)(%)                            1.09

(8) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(9) The Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses would be 1.07%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(10)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                 1 YEAR                   3 YEARS                   5 YEARS                  10 YEARS
Class A                           $109                      $345                     $599                     $1,327

(10) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 9 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Fleet Investment Advisors Inc. (FIA) merged into Columbia (which previously had been known as Columbia Management Company). Prior to April 1, 2003, FIA was the investment advisor to the Equity Fund. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the predecessor to each Fund amounted to the following annual rates of the average daily net assets of each specified Fund:

Columbia High Yield Fund, Variable Series                               0.00%
Liberty Equity Fund, Variable Series                                    0.75%

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

ROBERT G. ARMKNECHT, CFA, an executive vice president of Columbia, is the portfolio manager for the Equity Fund. Mr. Armknecht managed the Galaxy VIP Equity Fund, the predecessor to the Equity Fund, since July, 1998. He is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Armknecht has been with Columbia and its predecessors since 1988.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

DERIVATIVE STRATEGIES

A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's and Equity Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. The information for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                    Period ended
                                                                    Year ended December 31,         December 31,
                                                               2002      2001     2000     1999       1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                        9.29      9.35     9.70    10.36       10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(c)(d)                                    0.59      0.64     0.69     0.70        0.49
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)     (0.35)    (0.07)   (0.35)   (0.65)       0.45
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.24      0.57     0.34     0.05        0.94
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):
Distributions from net investment income                      (0.57)    (0.63)   (0.69)   (0.70)      (0.49
-----------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                   ---       ---      ---    (0.01)      (0.09
-----------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.57)    (0.63)   (0.69)   (0.71)      (0.58
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    (0.33)    (0.06)   (0.35)   (0.66)       0.36
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                              8.96      9.29     9.35     9.70       10.36
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                2.74      6.18     3.66     0.56        9.61(e)
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)($)                          2,197     2,421    2,188    2,403       2,454
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):
  Net investment income including
     reimbursement/waiver(d)                                   6.46      6.89     7.29     7.00        6.18(f)
-----------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver            1.68      1.60     1.60     1.60        1.60(f)
-----------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver            3.36      3.23     3.18     2.89        4.25(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       49        54       46       35          89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES(a)

                                                                             Year ended December 31,
                                                               2002      2001          2000       1999      1998
NET ASSET VALUE, BEGINNING OF PERIOD ($)                       16.02     19.81         22.21      19.20     19.68
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss) (b)                                0.03       --- (c)     (0.02)     (0.02)     0.13
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (4.46)    (3.58)        (0.37)      5.05      4.25
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (4.43)    (3.58)        (0.39)      5.03      4.38
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
Distributions from net investment income                       (0.03)      ---           ---        ---     (0.13)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                    ---     (0.21)        (2.01)     (2.02)    (4.73)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.03)    (0.21)        (2.01)     (2.02)    (4.86)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     (4.46)    (3.79)        (2.40)      3.01     (0.48)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                             11.56     16.02         19.81      22.21     19.20
-----------------------------------------------------------------------------------------------------------------
Total return (%)                                              (27.64)   (18.17)        (1.82)     27.18     23.52
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             43,603    79,813       120,712    119,799    92,620
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):
  Net investment income (loss) including
     reimbursement/waiver                                       0.18      0.00         (0.11)     (0.11)     0.61
-----------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver             1.09      1.02          0.98       0.96      1.05
-----------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver             1.09      1.02          0.98       0.96      1.05
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       35        51            54         60        75

(a) The information shown in this table relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Equity Fund.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.03,
         $0.00, $(0.02), $(0.02), and $0.13, respectively.

(c)      Amount is less than $0.005.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Equity Fund will be declared and distributed quarterly. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Columbia High Yield Fund, Variable Series
Liberty Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------
NOT FDIC        MAY LOSE VALUE
               -----------------
INSURED        NO BANK GUARANTEE
--------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                   3

THE FUND                                                                                    4

This section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses
Columbia Real Estate Equity Fund, Variable Series....................................       4

TRUST MANAGEMENT ORGANIZATIONS                                                              8
The Trustees.........................................................................       8
Investment Advisor...................................................................       8
Mixed and Shared Funding.............................................................       8

OTHER INVESTMENT STRATEGIES AND RISKS                                                       9

FINANCIAL HIGHLIGHTS                                                                       11

SHAREHOLDER INFORMATION                                                                    12

Purchases and Redemptions............................................................      12
How the Fund Calculates Net Asset Value..............................................      12
Dividends and Distributions..........................................................      12
Tax Consequences.....................................................................      13
Other Class of Shares................................................................      13

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds, each with its own investment goals and strategies. This prospectus contains information about the Columbia Real Estate Equity Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other funds may be added and some funds may be eliminated from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUND COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the Code), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS(CLASS A)(1)

[BAR CHART]

1999              -4.13%
2000              28.57%
2001               4.68%
2002               2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002 (1)

                                                     1 YEAR          LIFE OF THE
                                                                         FUND
Class A(%)                                             2.57            3.79
---------------------------------------------------------------------------
NAREIT Index(%)                                        3.82            3.89(2)
---------------------------------------------------------------------------
S&P 500 Index(%)                                     -22.09           -2.24(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)      Performance information is from February 28, 1998.

THE FUND COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                                     CLASS A
Management fee(3)(%)                                                 0.84
-------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                             0.00
-------------------------------------------------------------------------
Other expenses(4)(%)                                                 6.79
-------------------------------------------------------------------------
Total annual fund operating expenses(4)(%)                           7.63

(3) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(4) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.73%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES (5)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                     1 YEAR       3 YEARS             5 YEARS           10 YEARS
Class A               $667         $2,128             $3,512             $6,667

(5) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG merged into Columbia (which previously had been known as Columbia Management Company). As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Fund under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Fund. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, the predecessor to the Fund paid Columbia aggregate advisory fees at the annual rate of 0.00% as a percentage of average daily net assets.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Fund. Mr. Jellison is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

MIXED AND SHARED FUNDING

As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund-Principal Investment Strategies" and "The Fund-Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. These types of securities and investment practices, their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goals, strategies or restrictions.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent the Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years or period and includes the financial performance of shares of the Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. The information for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002. The information for the fiscal period ended December 31, 1998 was audited by the Fund's former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES (a)

                                                                                                  Period ended
                                                                    Year ended December 31,       December 31,
                                                               2002      2001    2000     1999       1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                       10.11      9.96    8.08     8.78       10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(c)                                       0.40      0.38    0.41     0.38        0.28
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.14)     0.07    1.86    (0.74)      (1.24)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.26      0.45    2.27    (0.36)      (0.96)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):
Distributions of net investment income                        (0.32)    (0.30)  (0.38)   (0.34)      (0.26)
----------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                ---       ---   (0.01)     ---         ---
----------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                 (0.41)      ---     ---      ---         ---
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.73)    (0.30)  (0.39)   (0.34)      (0.26)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    (0.47)     0.15    1.88    (0.70)      (1.22)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                              9.64     10.11    9.96     8.08        8.78
----------------------------------------------------------------------------------------------------------
Total return(%)                                                2.57      4.68   28.57    (4.13)      (9.57)(d)
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)($)                            979     1,112   1,092      983         784
----------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):
  Net investment income including
    reimbursement/waiver                                       3.68      3.81    4.39     4.84        4.62(e)
----------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver            1.78      1.70    1.70     1.70        1.70(e)
----------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver            7.63      5.99    5.76     5.91       10.49(e)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       98        54      41       33           3 (d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Fund.

(b)      The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26),
         respectively.

(d)      Not annualized.

(e)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends for the Fund will be declared and distributed quarterly. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Columbia Real Estate Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2003

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
LIBERTY EQUITY FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------------------------
    NOT FDIC          MAY LOSE VALUE
                    -----------------
    INSURED         NO BANK GUARANTEE
-------------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                               3

THE FUNDS                                                                                                               4

Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your Expenses

Columbia High Yield Fund, Variable Series............................................................................   4
Columbia Real Estate Equity Fund, Variable Series....................................................................   8
Liberty Equity Fund, Variable Series.................................................................................  12

TRUST MANAGEMENT ORGANIZATIONS                                                                                         16

The Trustees.........................................................................................................  16
Investment Advisor...................................................................................................  16
Mixed and Shared Funding.............................................................................................  17

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                  18

FINANCIAL HIGHLIGHTS                                                                                                   20

SHAREHOLDER INFORMATION                                                                                                23

Purchases and Redemptions............................................................................................  23
How the Funds Calculate Net Asset Value..............................................................................  23
Dividends and Distributions..........................................................................................  23
Tax Consequences.....................................................................................................  24
Other Class of Shares................................................................................................  24

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes eleven separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the following Funds:
Columbia High Yield Fund, Variable Series (High Yield Fund), Columbia Real Estate Equity Fund, Variable Series (Real Estate Fund) and Liberty Equity Fund, Variable Series (Equity Fund). Columbia Management Advisors, Inc. (Columbia) is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston).

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly owned subsidiary of Columbia.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yielding corporate debt securities, such as bonds, debentures and notes, that are rated below investment grade, i.e., BB or lower by Standard & Poor's (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), or unrated securities which the Fund's investment advisor has determined to be of comparable quality. Such lower rated securities are commonly referred to as "junk bonds." The Fund invests primarily in lower-rated securities that are considered to be "upper tier," which means securities that are rated BB or B by S&P or Ba or B by Moody's. No more than 10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa or lower by Moody's.

While credit ratings are an important factor in evaluating lower-rated securities, the advisor also considers a variety of other factors when selecting portfolio securities for the Fund. These factors may include the issuer's experience and managerial strength, its changing financial condition, its borrowing requirements and debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Because of the number of considerations involved in investing in lower-rated debt securities, the success of the Fund in achieving its investment goals may be more dependent upon the advisor's credit analysis than would be the case if the Fund invested in higher-quality debt securities.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the advisor's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

The Fund may trade its investments frequently in trying to achieve its investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Credit risk. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

THE FUNDS  COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Merrill Lynch U.S. High Yield, Cash Pay Index (Merrill Lynch High Yield Index), an unmanaged index comprised of non-investment-grade corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

[BAR CHART]

1999        0.57%
2000        3.66%
2001        6.18%
2002        2.74%

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(1)

                                                        LIFE OF THE
                                             1 YEAR         FUND
Class A(%)                                    2.74          4.67
------------------------------------------------------------------
Merrill Lynch High Yield Index               -1.14          0.89(2)

(1) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia High Yield Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(2)      Performance information is from February 28, 1998.

THE FUNDS COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee(3)(%)                                       0.69
---------------------------------------------------------------
Distribution and service (12b-1)fees(%)                    0.00
---------------------------------------------------------------
Other expenses(4)(%)                                       2.68
---------------------------------------------------------------
Total annual fund operating expenses(4)(%)                 3.37

(3) The Fund pays a management fee of 0.60% and an administration fee of 0.09%.

(4) The Fund's advisor has agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 2.41% and total annual fund operating expenses would be 3.10%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(5)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $313                 $1,011                $1,732                $3,640

(5) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of companies principally engaged in the real estate industry, primarily real estate investment trusts (REITs). The Fund invests primarily in the securities of U.S. companies.

In selecting portfolio securities for the Fund, the Fund's investment advisor focuses on total return, with an emphasis on growth companies that offer both a strong balance sheet and a dividend yield exceeding that of the Standard & Poor's 500 Index (S&P 500 Index). The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goals.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Real estate securities generally. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

Concentration risk. Because the Fund normally invests at least 80% of its assets in companies principally engaged in the real estate industry, it will be significantly more vulnerable to factors adversely affecting that industry than funds that invest in a broader range of industries.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of debt securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. As long as your VA contract or VLI policy qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), you will not be affected by the designation of a dividend as a return of capital or otherwise.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the National Association of Real Estate Investment Trusts Index (NAREIT Index), an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(6)

[BAR CHART]

1999        -4.13%
2000        28.57%
2001         4.68%
2002         2.57%

For period shown in bar chart:
Best quarter: 2nd quarter 2000,  +10.64%
Worst quarter: 3rd quarter 2002, -10.52%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(6)

                                                         LIFE OF THE
                                             1 YEAR          FUND
Class A(%)                                    2.57           3.79
-------------------------------------------------------------------
NAREIT Index(%)                               3.82           3.89(7)
-------------------------------------------------------------------
S&P 500 Index(%)                            -22.09          -2.24(7)

(6) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Columbia Real Estate Equity Fund II shares were initially offered on March 3, 1998 and Class A shares of the Fund were initially offered on April 14, 2003.

(7)      Performance information is from February 28, 1998.

THE FUNDS COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(8)(%)                                       0.84
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(9)(%)                                       6.79
---------------------------------------------------------------
Total annual fund operating expenses(9)(%)                 7.63

(8) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(9) The Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 5.89% and total annual fund operating expenses would be 6.73%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(10)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $667                 $2,128                $3,512                $6,667

(10) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 9 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                      LIBERTY EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL

The Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities issued by U.S. companies, primarily common stocks and securities that can be converted into common stocks.

The Fund invests mainly in companies which the advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization (large-cap) companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

From time to time, the Fund may emphasize particular market sectors, such as financial services, health care and technology, in attempting to achieve its investment goal.

The Fund may sell a security when there is an adverse change in the projected earnings growth of the company issuing the security. A security may also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

The Fund's investments in convertible securities (securities that can be converted into common stock), such as certain debt securities and preferred stock, make it subject to the usual risks associated with fixed income investments, such as interest rate risk, the risk of a change in the price of a bond when prevailing interest rates increase or decline, and credit risk, the risk that an issuer cannot meet its payment obligations or that its credit rating will be lowered. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk and equity risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)(11)

[BAR CHART]

1994         3.47%
1995        26.75%
1996        21.49%
1997        27.74%
1998        23.52%
1999        27.18%
2000        -1.82%
2001       -18.17%
2002       -27.64%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +147.59%
Worst quarter: 3rd quarter 2002, -54.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2002(11)

                                                      LIFE OF THE
                           1 YEAR       5 YEARS           FUND
Class A(%)                 -27.64        -1.80            6.85
-----------------------------------------------------------------
S&P 500 Index(%)           -22.09        -0.58            9.35(12)

(11) The returns of Class A shares of the Fund include the returns of shares of the Galaxy VIP Equity Fund, the predecessor to the Fund, for periods prior to April 14, 2003. The Galaxy VIP Equity Fund shares were initially offered on January 11, 1993 and Class A shares of the Fund were initially offered on April 14, 2003.

(12)     Performance information is from January 1, 1993.

THE FUNDS LIBERTY EQUITY FUND, VARIABLE SERIES

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                         CLASS A
Management fee(13)(%)                                      0.84
---------------------------------------------------------------
Distribution and service (12b-1) fees(%)                   0.00
---------------------------------------------------------------
Other expenses(14)(%)                                      0.25
---------------------------------------------------------------
Total annual fund operating expenses(14)(%)                1.09

(13) The Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(14) The Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses would be 1.07%. The advisor has also undertaken to further waive any other expenses attributable to the acquisitions of the Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES(15)

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Fund operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                            1 YEAR               3 YEARS               5 YEARS               10 YEARS
Class A                      $109                  $345                  $599                 $1,327

(15) The Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 14 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR

COLUMBIA MANAGEMENT ADVISORS, INC.

Columbia, located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. Columbia is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of FleetBoston. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Fleet Investment Advisors Inc. (FIA) merged into Columbia (which previously had been known as Columbia Management Company). Prior to April 1, 2003, FIA was the investment advisor to the Equity Fund. As of February 28, 2003, Columbia and its affiliates managed over $143 billion in assets.

Columbia manages the assets of the Funds under the supervision of the Trust's Board of Trustees. Columbia determines which securities and other instruments are purchased and sold for the Funds. Columbia may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2002 fiscal year, aggregate advisory fees paid to Columbia (or its predecessors) by the predecessor to each Fund amounted to the following annual rates of the average daily net assets of each specified Fund:

Columbia High Yield Fund, Variable Series                              0.00%
Columbia Real Estate Equity Fund, Variable Series                      0.00%
Liberty Equity Fund, Variable Series                                   0.75%

JEFFREY L. RIPPEY, CFA, a senior vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Rippey managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Mr. Rippey has been with Columbia and its predecessors since 1981.

KURT M. HAVNAER, CFA, a vice president of Columbia, is a co-manager of the High Yield Fund. Mr. Havnaer co-managed the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund, since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day to day management of the High Yield Fund's investment portfolio. Prior to joining Columbia in 1996, Mr. Havnaer worked as a portfolio manager, analyst and trader for SAFECO Asset Management Company.

DAVID W. JELLISON, CFA, a vice president of Columbia, is the portfolio manager for the Real Estate Fund. Mr. Jellison is primarily responsible for the day to day management of the Real Estate Fund's investment portfolio. Mr. Jellison managed the Galaxy VIP Columbia Real Estate Equity Fund II, the predecessor to the Real Estate Fund, since it began operations in March, 1998. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

ROBERT G. ARMKNECHT, CFA, an executive vice president of Columbia, is the portfolio manager for the Equity Fund. Mr. Armknecht managed the Galaxy VIP Equity Fund, the predecessor to the Equity Fund, since July, 1998. He is primarily responsible for the day to day management of the Fund's investment portfolio. Mr. Armknecht has been with Columbia and its predecessors since 1988.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds-Principal Investment Strategies" and "The Funds-Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. These types of securities and investment practices, their associated risks and each Fund's fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

DERIVATIVE STRATEGIES

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements.

These strategies could prevent a Fund from achieving its investment goals and could reduce the Fund's return and affect its performance during a market upswing.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago) and includes the financial performance of shares of each of the High Yield Fund's, Real Estate Fund's and Equity Fund's predecessor fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. The information for the fiscal years ended December 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated December 31, 2002. The information for the fiscal year or periods ended December 31, 1998 was audited by the Funds' former independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. You can request a free annual report by writing to LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA HIGH YIELD FUND, VARIABLE SERIES(a)

                                                                                                                Period ended
                                                                          Year ended December 31,               December 31,
                                                                  2002         2001        2000      1999         1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                           9.29         9.35        9.70      10.36          10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)(d)                                       0.59         0.64        0.69       0.70           0.49
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments(d)        (0.35)       (0.07)      (0.35)     (0.65)          0.45
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  0.24         0.57        0.34       0.05           0.94
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                         (0.57)       (0.63)      (0.69)     (0.70)         (0.49)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                      ---          ---         ---      (0.01)         (0.09)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.57)       (0.63)      (0.69)     (0.71)         (0.58)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       (0.33)       (0.06)      (0.35)     (0.66)          0.36
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                                 8.96         9.29        9.35       9.70          10.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(%)                                                   2.74         6.18        3.66       0.56           9.61(e)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                             2,197        2,421       2,188      2,403          2,454
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (%):

  Net investment income including
     reimbursement/waiver(d)                                      6.46         6.89        7.29       7.00           6.18(f)
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver               1.68         1.60        1.60       1.60           1.60(f)
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver               3.36         3.23        3.18       2.89           4.25(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                          49           54          46         35             89(e)

(a) The information shown in this table relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the High Yield Fund.

(b) The Galaxy VIP Columbia High Yield Fund II commenced operations on March 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.

(d) The Galaxy VIP Columbia High Yield Fund II adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

(e)      Not annualized.

(f)      Annualized.

FINANCIAL HIGHLIGHTS

COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES(a)

                                                                                                              Period ended
                                                                       Year ended December 31,                December 31,
                                                              2002        2001        2000         1999         1998 (b)
NET ASSET VALUE, BEGINNING OF PERIOD($)                      10.11        9.96        8.08         8.78          10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(c)                                      0.40        0.38        0.41         0.38           0.28
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.14)       0.07        1.86        (0.74)         (1.24)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.26        0.45        2.27        (0.36)         (0.96)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions of net investment income                       (0.32)      (0.30)      (0.38)       (0.34)         (0.26)
----------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income              ---         ---        (0.01)        ---            ---
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                (0.41)       ---          ---         ---            ---
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.73)      (0.30)      (0.39)       (0.34)         (0.26)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   (0.47)       0.15        1.88        (0.70)         (1.22)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             9.64       10.11        9.96         8.08           8.78
----------------------------------------------------------------------------------------------------------------------
Total return(%)                                               2.57        4.68       28.57        (4.13)         (9.57)(d)
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)($)                           979       1,112       1,092          983            784
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):
  Net investment income including
    reimbursement/waiver                                      3.68        3.81        4.39         4.84           4.62(e)
----------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver           1.78        1.70        1.70         1.70           1.70(e)
----------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver           7.63        5.99        5.76         5.91          10.49(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      98          54          41           33              3(d)

(a) The information shown in this table relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Real Estate Fund.

(b)      The Fund commenced operations on March 3, 1998.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05, and $(0.26),
         respectively.

(d)      Not annualized.

(e)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY EQUITY FUND, VARIABLE SERIES(a)

                                                                                Year ended December 31,
                                                               2002         2001         2000          1999         1998
NET ASSET VALUE, BEGINNING OF PERIOD($)                       16.02        19.81         22.21        19.20         19.68
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (loss)(b)                                0.03          ---(c)      (0.02)       (0.02)         0.13
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (4.46)       (3.58)        (0.37)        5.05          4.25
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (4.43)       (3.58)        (0.39)        5.03          4.38
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS($):

Distributions from net investment income                      (0.03)         ---           ---          ---         (0.13)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                   ---        (0.21)        (2.01)       (2.02)        (4.73)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.03)       (0.21)        (2.01)       (2.02)        (4.86)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    (4.46)       (3.79)        (2.40)        3.01         (0.48)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD($)                             11.56        16.02         19.81        22.21         19.20
-------------------------------------------------------------------------------------------------------------------------
Total return(%)                                              (27.64)      (18.17)        (1.82)       27.18         23.52
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                            43,603       79,813       120,712      119,799        92,620
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(%):

  Net investment income (loss) including
     reimbursement/waiver                                      0.18         0.00         (0.11)       (0.11)         0.61
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses including reimbursement/waiver            1.09         1.02          0.98         0.96          1.05
-------------------------------------------------------------------------------------------------------------------------
  Operating expenses excluding reimbursement/waiver            1.09         1.02          0.98         0.96          1.05
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                       35           51            54           60            75

(a) The information shown in this table relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Equity Fund.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.03,
         $0.00, $(0.02), $(0.02), and $0.13, respectively.

(c)      Amount is less than $0.005.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends for the High Yield Fund will be declared daily and distributed monthly. Income dividends for the Real Estate Fund and the Equity Fund will be declared and distributed quarterly. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Columbia High Yield Fund, Variable Series
Columbia Real Estate Equity Fund, Variable Series
Liberty Equity Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                Columbia Real Estate Equity Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                      Liberty Equity Fund, Variable Series
                 (Each a "Fund" and collectively, the "Funds.")

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2003, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                        PAGE
ORGANIZATION AND HISTORY.................................................     3
INVESTMENT MANAGEMENT AND OTHER SERVICES.................................     4
     General.............................................................     4
     Trust Charges and Expenses..........................................     6
     Principal Underwriter...............................................    13
     Code of Ethics......................................................    14
INVESTMENT RESTRICTIONS..................................................    14
     Columbia International Fund, Variable Series........................    15
     Liberty Growth & Income Fund, Variable Series.......................    16
     Colonial Strategic Income Fund, Variable Series.....................    17
     Newport Tiger Fund, Variable Series.................................    18
     Liberty All-Star Equity Fund, Variable Series.......................    19
     Colonial Small Cap Value Fund, Variable Series......................    20
     Columbia High Yield Fund, Variable Series...........................    21
     Columbia Real Estate Equity Fund, Variable Series...................    23
     Liberty Select Value Fund, Variable Series..........................    25
     Liberty S&P 500 Index Fund, Variable Series.........................    26
     Liberty Equity Fund, Variable Series................................    27
MORE FACTS ABOUT THE TRUST...............................................    29
     Organization........................................................    29
     Trustees and Officers...............................................    30
     Trustee Positions ..................................................    36
     Approving the Investment Advisory Contract..........................    36
     Compensation of Trustees............................................    38
     Principal Holders of Securities.....................................    44
     Custodian...........................................................    50
OTHER CONSIDERATIONS.....................................................    50
     Portfolio Turnover..................................................    50
     Suspension of Redemptions...........................................    50
     Valuation of Securities.............................................    51
     Portfolio Transactions..............................................    51
     Information About the Standard & Poor's 500 Composite...............    57
     Stock Price Index ..................................................    57
DESCRIPTION OF CERTAIN INVESTMENTS.......................................    57
INVESTMENT PERFORMANCE...................................................    79
INDEPENDENT ACCOUNTANTS/AUDITORS AND
FINANCIAL STATEMENTS.....................................................    83

                            ORGANIZATION AND HISTORY

         Liberty Variable Investment Trust (the "Trust"), a business trust organized under the laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. Each Fund currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

         The Trust currently offers eleven Funds: Columbia International Fund, Variable Series ("International Fund"); Liberty Growth & Income Fund, Variable Series ("Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Columbia High Yield Fund, Variable Series ("High Yield Fund"); Columbia Real Estate Equity Fund, Variable Series ("Real Estate Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund") and Liberty Equity Fund, Variable Series ("Equity Fund"). Other funds may be added and some Funds eliminated from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund is a non-diversified series of the Trust, representing the entire interest in a separate series of the Trust.

         Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to "Colonial International Fund for Growth, Variable Series." Effective April 7, 2003, the International Fund changed its name from "Colonial International Fund for Growth, Variable Series" to its current name. Effective May 1, 1997, the Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to "Colonial U.S. Growth & Income Fund, Variable Series." Effective April 7, 2003, the Growth Fund changed its name from "Colonial U.S. Growth & Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997, the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

         The High Yield Fund, the Real Estate Fund and the Equity Fund are the successors to the Galaxy VIP Columbia High Yield Fund II, the Galaxy VIP Columbia Real Estate Equity Fund II and the Galaxy VIP Equity Fund, respectively (each a "Predecessor Fund"), each a series of The Galaxy VIP Fund (the "Predecessor Trust"), a Massachusetts business trust organized on May 27, 1992. On April 14, 2003, each of the Predecessor Funds was reorganized as a separate series of the Trust. Class A shares of the Funds were issued in exchange for shares of the Predecessor Funds. The Predecessor Funds to the High Yield Fund and the Real Estate Equity Fund commenced operations on March 3, 1998. The Predecessor Fund to the Equity Fund commenced operations on January 11, 1993.

         The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "Mixed and Shared Funding."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

         Columbia Management Advisors, Inc. ("Columbia") serves as Manager pursuant to investment advisory agreements between the Trust, on behalf of the Funds, and Columbia (the "Management Agreements"). Columbia is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Columbia's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of Columbia are Keith
T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

         On April 1, 2003, Liberty Advisory Services Corp. ("LASC"), Stein Roe & Farnham Incorporated ("Stein Roe"), Colonial Management Associates, Inc. ("Colonial") and Newport Pacific Management, Inc. ("NPMI") merged into Columbia. Immediately prior to the mergers and also on April 1, 2003, Newport Fund Management, Inc. ("Newport"), a subsidiary of NPMI, merged into NPMI. Prior to April 1, 2003, each of LASC, Stein Roe, Colonial and Newport advised or sub-advised one or more Funds in the Trust.

         Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

         LAMCO, located at 100 Federal Street, Boston, Massachusetts 02110, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

         As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

         - Mastrapasqua Asset Management, Inc. Mastrapasqua Asset Management, Inc. ("Mastrapasqua"), an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of their aggregate ownership of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2003, Mastrapasqua managed $896 million in assets.

         - Oppenheimer Capital LLC. Oppenheimer Capital LLC ("Oppenheimer Capital"), an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware limited liability company and is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly owned subsidiary of ADAM GmbH, which is a wholly owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2002, Oppenheimer Capital managed over $22 billion in assets.

         - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. Boston Partners is organized as a Delaware limited partnership. Robeco USA, Inc. ("Robeco") acquired 58.37% of the partnership interests of Boston Partners on September 18, 2002 and an additional 1.63% of partnership interests on February 10, 2003 under an agreement pursuant to which Boston Partners became a majority-owned subsidiary of Robeco, which is a subsidiary of Robeco Groep N.V., a Dutch investment management firm. Robeco Groep N.V. is a wholly owned subsidiary of Rabobank Nederland. Upon the initial acquisition, Robeco became the Class B general partner of Boston Partners. BPAM (GP) LLC, will continue as Class A general partner of Boston Partners. As of February 28, 2003, Boston Partners managed $8.3 billion in assets.

         - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2003, Schneider managed over $1.4 billion in assets.

         -        TCW Investment Management Company. Societe Generale S.A.
                  ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), owns The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

                  TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2003, TCW and its affiliates had $78.4 billion in assets under management or committed to management.

         SSgA Funds Management, Inc. ("SSgA FM") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust, on behalf of the 500 Index Fund, Columbia and SSgA FM. SSgA FM, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM is a newly formed entity which has, in response to a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2003, State Street Global Advisors had approximately $773.9 billion in assets under management. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered controlling persons. SSgA FM is a subsidiary of State Street Corporation.

         The Management Agreements and the Portfolio Management Agreements provide that none of Columbia, LAMCO or LAMCO's Portfolio Managers or SSgA FM (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Columbia or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES

         Class A and Class B shares for Select Value Fund and 500 Index Fund commenced investment operations on May 30, 2000. Class B shares for all Funds, except for High Yield Fund, Real Estate Fund, Select Value Fund, 500 Index Fund and Equity Fund, commenced investment operations on June 1, 2000. The Predecessor Funds to each of the High Yield Fund, Real Estate Fund and Equity Fund commenced operations on March 3, 1998, March 3, 1998 and January 11, 1993, respectively. Class A and Class B shares of High Yield Fund, Real Estate Fund and Equity Fund commenced investment operations on April 14, 2003.

MANAGEMENT FEES. Each Fund listed below paid management fees to Columbia (or an affiliate thereof) as follows during each year in the three-year period ended December 31, 2002, pursuant to the Management Agreements described in the
Prospectus:

                                             2002           2001              2000
                                             ----           ----              ----
International Fund:                       $   311,181    $  431,211     $     642,065
Growth Fund:                                1,398,399     1,602,928         1,645,625
Strategic Income Fund:                        904,382       947,802         1,028,637
Tiger Fund:                                   287,063       348,282           446,975
All-Star Equity Fund:                         352,871       499,847           541,468
Small Cap Fund:                               167,427       118,056            53,931
High Yield Fund*:                              14,229        13,707            13,920
Real Estate Fund*:                              8,446         8,112             7,764
Select Value Fund:                            152,363        65,748            11,300
500 Index Fund:                               112,281        83,290            18,998
Equity Fund*:                                 451,110       697,948           950,479

* The Predecessor Fund to this Fund paid these fees.

CERTAIN ADMINISTRATIVE EXPENSES.

ALL FUNDS EXCEPT HIGH YIELD FUND, REAL ESTATE FUND AND EQUITY FUND.

         Prior to July 1, 2001, each Fund, except High Yield Fund, Real Estate Fund and Equity Fund, paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: .04% on the next $550 million; .03% on the next $400 million; and ..025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial (and now Columbia) has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

         Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

         The Funds reimburse Columbia for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

         During each year in the three-year period ended December 31, 2002 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                              2002          2001           2000
                                              ----          ----           ----
International Fund:                         $  11,226     $  19,004     $   34,377
Growth Fund:                                   75,063        83,138         86,096
Strategic Income Fund:                         66,564        63,061         64,709
Tiger Fund:                                    11,198        18,858         27,000
All-Star Equity Fund:                          17,536        31,011         33,902
Small Cap Fund:                                10,968        18,389         27,000
Select Value Fund:                             10,953        18,494         16,229
500 Index Fund:                                10,967        18,494         16,229

         In addition, each Fund, except High Yield Fund, Real Estate Fund and Equity Fund, pays Columbia or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2002, each Fund listed below made payments as follows to Columbia or an affiliate thereof for transfer agent services:

                                              2002           2001         2000
                                              ----           ----         ----
International Fund:                         $   7,500     $   7,500     $  7,500
Growth Fund:                                    7,500         7,500        7,500
Strategic Income Fund:                          7,500         7,500        7,500
Tiger Fund:                                     7,500         7,500        7,500
All-Star Equity Fund:                           7,500         7,500        7,499
Small Cap Fund:                                 7,500         7,500        7,500
Select Value Fund:                              7,500         7,500        4,508
500 Index Fund:                                 7,500         7,500        4,508

HIGH YIELD FUND, REAL ESTATE FUND AND EQUITY FUND ONLY.

         Prior to July 1, 2002, the Predecessor Trust paid PFPC Inc. ("PFPC") or an affiliate thereof, a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, and transfer agency services. The Predecessor Trust paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of the Predecessor Trust, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2002, the Predecessor Funds paid PFPC fees at the annual rate of 0.085% of each Predecessor Fund's average daily net assets. The minimum aggregate annual fee payable to PFPC for administration services was $100,000. In addition, PFPC received a separate annual fee from each Predecessor Fund for certain fund accounting services and was paid by each Predecessor Fund for custody services provided by the Predecessor Funds' custodian.

         During each year in the three-year period ended December 31, 2002, PFPC received the following administrative fees (including pricing and bookkeeping fees, but excluding custody and transfer agency services) from the Predecessor Funds to each Fund listed below:

                                              2002*         2001          2000
                                              -----         ----          ----
High Yield Fund:                            $  16,510     $  31,635     $ 33,065
Real Estate Fund:                              13,714        27,663       27,389
Equity Fund:                                   49,801       117,558      146,732

* Represents payments to PFPC until July 1, 2002.

         Effective July 1, 2002, Fleet Investment Advisors Inc. ("FIA") served as the administrator for the Predecessor Funds. Pursuant to its Agreement with the Predecessor Trust, FIA (i) provided substantially the same types of administrative services (other than certain pricing and bookkeeping services) as those that were required to be provided by PFPC, and (ii) received the same fees for providing such services as those that PFPC was entitled to receive. Effective July 1, 2002, PFPC served as sub-administrator to the Predecessor Funds pursuant to an Agreement with FIA.

         For the period July 1, 2002 to December 31, 2002, FIA received the following fees for administrative services from the Predecessor Funds to each Fund listed below:

High Yield Fund:                            $     972
Real Estate Fund:                                 453
Equity Fund:                                   20,576

         Effective April 14, 2003, Columbia began serving as the administrator for the High Yield Fund, Real Estate Fund and Equity Fund, pursuant to an agreement between Columbia and the Trust, on behalf of these Funds.

         Effective July 1, 2002, Colonial provided the Predecessor Funds with certain pricing and bookkeeping services. Pursuant to its Pricing and Bookkeeping Agreement, Colonial was responsible for providing substantially the same types of pricing and bookkeeping services as those that were required to be provided by PFPC pursuant to its Administration Agreement with the Predecessor Trust. PFPC agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with Colonial.

         Under its pricing and bookkeeping agreement with the Predecessor Funds, Colonial received from each Predecessor Fund an annual fee based on the average net assets of each Predecessor Fund as follows:

              Assets                           Fee
              ------                           ---
Net assets under $50 million                $   25,000
Net assets of $50 million but less
  than $200 million                         $   35,000
Net assets of $200 million but less
  than $500 million                         $   50,000
Net assets of $500 million but less
  than $1 billion                           $   85,000
Net assets in excess of $1 billion          $  125,000

         The annual fees for a Predecessor Fund with more than 25% in non-domestic assets was 150% of the annual fees described above.

         For the period July 1, 2002 to December 31, 2002, Colonial received the following fees for pricing and bookkeeping services from the Predecessor Funds to each Fund listed below:

High Yield Fund:                            $  16,226
Real Estate Fund:                              13,489
Equity Fund:                                   15,960

         Effective April 14, 2003, Columbia became responsible for providing pricing and bookkeeping services to the High Yield Fund, Real Estate Fund and Equity Fund, for the same fees that Colonial received from the Predecessor Funds. Also on April 14, 2003, Columbia entered into the Outsourcing Agreement, whereby Columbia has delegated to State Street certain pricing and bookkeeping functions for the High Yield Fund, Real Estate Fund and Equity Fund.

            Prior to July 22, 2002, PFPC served as the Predecessor Funds' transfer agent and dividend disbursing agent. Effective July 22, 2002, Liberty Funds Services, Inc. ("LFS"), an affiliate of Columbia, located at One Financial Center, Boston, MA 02111, began serving as the Predecessor Funds', and now serves as the High Yield Fund's, Real Estate Fund's and Equity Fund's, transfer agent and dividend disbursing agent. Pursuant to its Shareholders' Servicing and Transfer Agent Agreement with the Predecessor Trust, LFS is responsible for providing substantially the same types of services as those that were previously provided by PFPC to the Predecessor Funds. Each Fund pays LFS according to the following fee schedule: (i) $14.00 annual per open account fee; (ii) $14.00 annual per closed account fee; and (iii) $ 5.00 new account set-up fee. The annual minimum charge for each Fund shall be $5,000.

         For the period July 22, 2002 to December 31, 2002, LFS received the following fees from the Predecessor Funds to each Fund listed below:

High Yield Fund:                            $   2,521
Real Estate Fund:                               2,521
Equity Fund:                                    2,521

         During each year in the three-year period ended December 31, 2002, PFPC received the following fees for transfer agency services from the Predecessor Funds to each Fund listed below:

                                              2002          2001          2000
                                              ----          ----          ----
High Yield Fund:                            $   5,000     $   5,000     $  1,167
Real Estate Equity Fund:                        5,000         5,000        1,167
Equity Fund:                                    5,000         5,000        1,167

12b-1 FEES. During each year in the three-year period ended December 31, 2002, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectus:

                                              2002           2001         2000
                                              ----           ----         ----
International Fund:                         $       2     $       2     $      1
Growth Fund:                                   71,044        34,516        2,124
Strategic Income Fund:                         64,933        29,568        2,006
Tiger Fund:                                     2,853         3,582          658
All-Star Equity Fund:                           9,143         9,903        1,496
Small Cap Fund:                                28,611        16,271        1,641
Select Value Fund:                             53,882        23,260        3,798
500 Index Fund:                                69,993        52,682       11,552

The Predecessor Funds did not incur 12b-1 fees.

EXPENSE LIMITATIONS. Columbia and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

Strategic Income Fund:                      1.00%
All-Star Equity Fund:                       1.00%
Small Cap Fund:                             1.10%
Select Value Fund:                          1.10%
500 Index Fund:                             0.75%

         LFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, Columbia will then waive a portion of its management fee to reach the above stated limits.

These arrangements may be terminated or modified by Columbia or LFD at any time.

         Columbia has voluntarily agreed to waive the following percentage of expenses incurred by each of the following Funds:

Growth Fund                                 0.11%
International Fund                          0.21%
High Yield Fund:                            0.27%
Real Estate Fund:                           0.90%
Equity Fund:                                0.02%

         LFD has voluntarily agreed to waive the following percentage of the 12b-1 fee for Class B shares of the following Funds:

Growth Fund                                 0.02%
High Yield Fund:                            0.19%

         Columbia and LFD have undertaken to continue the foregoing waivers until April 7, 2004, for the Growth Fund and International Fund and April 14, 2004, for the High Yield Fund, Real Estate Fund and Equity Fund, after which these waivers may be modified or terminated at any time.

FEES OR EXPENSES WAIVED OR BORNE BY COLUMBIA

                                              2002           2001         2000
                                              ----           ----         ----
All-Star Equity Fund:                       $  17,866     $      77     $ 15,896
Small Cap Fund:                                 9,011        32,441       55,429
500 Index Fund:                                     0        58,371       17,830
Select Value Fund:                                  0        44,763       21,529

FEES OR EXPENSES WAIVED OR BORNE BY LFD

                                              2002          2001          2000
                                              ----          ----          ----
Strategic Income Fund:                      $   2,715     $  11,410     $    229
All-Star Equity Fund:                           9,143         9,903        1,496
Small Cap Fund:                                28,611        16,271        1,641
Growth Fund:                                   36,414        29,162        1,142
500 Index Fund:                                39,037        52,682       11,552
Select Value Fund:                             16,369        23,260        3,798

FEES OR EXPENSES REIMBURSED BY COLUMBIA WITH RESPECT TO THE PREDECESSOR FUNDS TO THE FUNDS LISTED BELOW

                                              2002           2001         2000
                                              ----           ----         ----
High Yield Fund:                            $  39,765     $  37,202     $ 36,477
Real Estate Fund:                              65,878        46,428       42,044

SALES-RELATED EXPENSES

         Sales-related expenses of LFD relating to each Fund's Class B shares for the year ended December 31, 2002 were as follows:

                                                        International                     Strategic
                                                            Fund         Growth Fund     Income Fund
                                                            ----          ----------     -----------
Fees to Financial Service Firms (FSFs)                    $   0         $  54,171         $ 47,465
Cost of sales material relating to the Fund
 (including printing and mailing expenses)                    0            14,208           15,326
Allocated travel, entertainment and other
 promotional expenses (including advertising)                 0            19,325           20,845

                                                            Tiger       All-Star      Small Cap
                                                            Fund       Equity Fund       Fund
                                                            ----       -----------       ----
Fees to Financial Service Firms (FSFs)                    $   2,143     $    7,108     $ 21,457
Cost of sales material relating to the Fund
 (including printing and mailing expenses)                      524            730        7,267
Allocated travel, entertainment and other
 promotional expenses (including advertising)                   713            993        9,883

                                                            Select       500 Index
                                                          Value Fund       Fund
                                                          ----------     ---------
Fees to Financial Service Firms (FSFs)                    $  40,061     $  35,729
Cost of sales material relating to the Fund
 (including printing and mailing expenses)                   14,970        15,027
Allocated travel, entertainment and other
 promotional expenses (including advertising)                20,361        20,439

         Sales-related expenses of LFD relating to Class B shares of the High Yield Fund, Real Estate Fund and Equity Fund are not provided because the Predecessor Funds did not offer Class B shares.

PRINCIPAL UNDERWRITER

         LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is a direct wholly owned subsidiary of Columbia. LFD conducts a continuous offering and is not obligated to sell a specific number of shares of any Fund.

         The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay LFD a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. LFD has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

         The Plan authorizes any other payments by the Funds to LFD and its affiliates (including Columbia) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

         The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to LFD. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

CODE OF ETHICS

         The Funds, Columbia, the Sub-Advisor and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

         The investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental goals, policies, or restrictions of that Fund.

         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

INTERNATIONAL FUND

         FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets;

         4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

         5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

         6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

         8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities,
                  (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

GROWTH FUND

         FUNDAMENTAL INVESTMENT POLICIES. Growth Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry; and

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Growth Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets; or

         4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

         FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

         4.       Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

         FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

         1. Concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         2. Underwrite securities issued by others except when disposing of portfolio securities;

         3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

         4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

         5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

         6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

         7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

         1.       Invest in companies for the purpose of exercising control;

         2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

         3. Participate on a joint and several basis in any securities trading account;

         4.       Write or trade in put or call options;

         5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

         6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

         7.       Engage in short sales of securities.

ALL-STAR EQUITY FUND

         FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

         1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

         2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

         3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose;

         4. Act as an underwriter of securities of other issuers, except when disposing of securities;

         5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

         6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

         7. Invest in commodities or in commodity contracts (except stock index futures and options);

         8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

         9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

         10. Purchase securities of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

         11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

         12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

         13. Invest for the purpose of exercising control over or management of any company; or

         14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

         FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

         4. Underwrite securities issued by others only when disposing of portfolio securities;

         5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

         6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

         4.       Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

         FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

REAL ESTATE FUND

         FUNDAMENTAL INVESTMENT POLICIES. Real Estate Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Fund will invest at least 80% of its net assets in the equity securities of companies principally engaged in the real estate industry.

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the Fund may enter into futures contracts and options on futures contracts; and (ii) the Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

SELECT VALUE FUND

         FUNDAMENTAL INVESTMENT POLICIES. Select Value Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

         4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

         5. Underwrite securities issued by others only when disposing of portfolio securities;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

         7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

         3.       Invest more than 15% of its net assets in illiquid assets.

500 INDEX FUND

         FUNDAMENTAL INVESTMENT POLICIES. 500 Index Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

         4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

         5. Underwrite securities issued by others only when disposing of portfolio securities;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

         7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

         3.       Invest more than 15% of its net assets in illiquid assets.

EQUITY FUND

         FUNDAMENTAL INVESTMENT POLICIES. Equity Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

         6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         7. Act as an underwriter within the meaning of the Securities Act of 1933, as amended, (the "1933 Act"), except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases.

         10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                  (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options to the extent permitted by its investment objectives and policies.

         11. Invest in companies for the purpose of exercising management or control.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

         In addition to the above limitations, the Equity Fund may:

         13. Purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies.

         14. Invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.

         In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia and, in certain cases, the general account of Sun Life Insurance Company ("Sun Life"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they have held are shown below. Each officer listed below serves as an officer of each of the Funds. The following definitions apply to the Trustee and Officers section only:

Liberty Funds: Consists of the series of Liberty Funds Trust I, the series of Liberty Funds Trust II, the series of Liberty Funds Trust III, the series of Liberty Funds Trust IV, the series of Liberty Funds Trust V, the series of Liberty Funds Trust VI, the series of Liberty Funds Trust VII and 9 closed-end management investment company portfolios.

Stein Roe Funds: Consists of the series of Liberty-Stein Roe Funds Income Trust, the series of Liberty-Stein Roe Funds Municipal Trust, the series of Liberty-Stein Roe Funds Investment Trust, the series of Liberty-Stein Roe Funds Trust and the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios.

All-Star Funds: Consists of 2 closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

Columbia Funds: consists of Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Special Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and the series of CMC Fund Trust.

Liberty Funds Complex: Consists of the Liberty Funds, Stein Roe Funds, All-Star Funds and Columbia Funds.

                                                                                                          Number of
                                          Year First                                                    Portfolios in
                               Position   Elected or                                                     Fund Complex     Other
        Name, Address            with    Appointed to               Principal Occupation(s)              Overseen by   Directorships
           and Age              Funds      Office(1)                During Past Five Years                 Trustee         Held
           -------              -----      ---------                ----------------------                 -------         ----
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)     Trustee       1996      Executive Vice President - Strategy of United          92           None
P.O. Box 66100                                         Airlines (airline) since December 2002 (formerly
Chicago, IL 60666                                      President of UAL Loyalty Services (airline) from
                                                       September, 2001 to December 2002; Executive Vice
                                                       President and Chief Financial Officer of United
                                                       Airlines from March, 1993 to September, 2001;
                                                       Senior Vice President and Chief Financial
                                                       Officer of UAL, Inc. prior thereto).

Janet Langford Kelly (Age 45)  Trustee       1996      Executive Vice President-Corporate Development         92           None
One Kellogg Square                                     and Administration, General Counsel and
Battle Creek, MI 49016                                 Secretary, Kellogg Company (food manufacturer),
                                                       since September, 1999; Senior Vice President,
                                                       Secretary and General Counsel, Sara Lee
                                                       Corporation (branded, packaged,
                                                       consumer-products manufacturer) from January,
                                                       1995 to September, 1999.

Richard W. Lowry (Age 67)      Trustee       1995      Private Investor since August, 1987 (formerly          94(4)        None
10701 Charleston Drive                                 Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                   Plywood Corporation (building products
                                                       manufacturer)).

Salvatore Macera (Age 71)(5)   Trustee       1998      Private Investor since 1981 (formerly Executive        92           None
26 Little Neck Lane                                    Vice President and Director of Itek Corporation
New Seabury, MA  02649                                 (electronics) from 1975 to 1981).

                                          Year First
                               Position   Elected or
        Name, Address            with    Appointed to               Principal Occupation(s)
           and Age              Funds      Office(1)                During Past Five Years
           -------              -----      ---------                ----------------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)     Trustee       1981      Professor of Economics, University of
Department of Economics                                Washington, since January, 1976; Ford and Louisa
University of Washington                               Van Voorhis Professor of Political Economy,
Seattle, WA 98195                                      University of Washington, since September, 1993;
                                                       Director, Institute for Economic Research,
                                                       University of Washington, since September, 2001;
                                                       Adjunct Professor of Statistics, University of
                                                       Washington, since September, 1980; Associate
                                                       Editor, Journal of Money Credit and Banking,
                                                       since September, 1993; Trustee of the Columbia
                                                       Funds since July, 2002; consultant on
                                                       econometric and statistical matters.

John J. Neuhauser (Age 60)     Trustee       1985      Academic Vice President and Dean of Faculties
84 College Road                                        since August, 1999, Boston College (formerly
Chestnut Hill, MA 02467-3838                           Dean, Boston College School of Management from
                                                       September, 1977 to September, 1999).

Thomas E. Stitzel (Age 67)     Trustee       1998      Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                 Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                       from 1977 to 1991, College of Business, Boise
                                                       State University); Chartered Financial Analyst.

Thomas C. Theobald (Age 65)    Trustee       1996      Managing Director, William Blair Capital
27 West Monroe Street                                  Partners (private equity investing) since
Suite 3500                                             September, 1994 (formerly Chief Executive
Chicago, IL 60606                                      Officer and Chairman of the Board of Directors,
                                                       Continental Bank Corporation prior thereto).

                                 Number of
                                Portfolios in
                                Fund Complex
        Name, Address           Overseen by
           and Age                Trustee      Other Directorships Held
           -------                -------      ------------------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)         107(2)                 None
Department of Economics
University of Washington
Seattle, WA 98195









John J. Neuhauser (Age 60)          94(4)      Saucony, Inc. (athletic
84 College Road                                footwear); SkillSoft
Chestnut Hill, MA 02467-3838                   Corp. (E-Learning).


Thomas E. Stitzel (Age 67)          92                    None
2208 Tawny Woods Place
Boise, ID  83706


Thomas C. Theobald (Age 65)         92         Anixter International
27 West Monroe Street                          (network support
Suite 3500                                     equipment distributor),
Chicago, IL 60606                              Jones Lang LaSalle (real
                                               estate management
                                               services) and MONY Group
                                               (life insurance).

                                          Year First
                             Position     Elected or
      Name, Address            with      Appointed to              Principal Occupation(s)
         and Age              Funds       Office (1)               During Past Five Years
         -------              -----       ---------                ----------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (Age 57)    Trustee        1998       Author and speaker on educational systems needs
359 Stickney Hill Road                                  (formerly General Manager, Global Education
Hopkinton, NH  03229                                    Industry from 1994 to 1997, and President,
                                                        Applications Solutions Division from 1991 to
                                                        1994, IBM Corporation (global education and
                                                        global applications)).

                               Number of
                              Portfolios in
                              Fund Complex
        Name, Address         Overseen by
           and Age               Trustee            Other Directorships Held
           -------               -------            ------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (Age 57)         92               Chairman of the Board of
359 Stickney Hill Road                              Directors, Enesco Group,
Hopkinton, NH  03229                                Inc. (designer, importer
                                                    and distributor of
                                                    giftware and
                                                    collectibles).

                                                   Year First
                                       Position    Elected or
       Name, Address                     with     Appointed to                    Principal Occupation(s)
          and Age                        Funds      Office (1)                    During Past Five Years
          -------                        -----      ---------                     ----------------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)           Trustee        1994        Managing Partner, Park Avenue Equity Partners (private
399 Park Avenue                                                   equity) since February, 1999 (formerly Founding Partner,
Suite 3204                                                        Development Capital LLC from November 1996 to February,
New York, NY 10022                                                1999; Dean and Professor, College of Business and
                                                                  Management, University of Maryland from October, 1992 to
                                                                  November, 1996).

Joseph R. Palombo(3)(Age 50)           Trustee,       2000        Chief Operating Officer of CMG since November, 2001 and
One Financial Center                   Chairman                   Chief Operating Officer of Columbia since August, 2002;
Boston, MA 02111                       of the                     formerly Chief Operations Officer of Mutual Funds, Liberty
                                       Board                      Financial Companies, Inc. from August, 2000 to November,
                                       and                        2001; Executive Vice President of Stein Roe & Farnham
                                       President                  Incorporated ("Stein Roe") from April, 1999 to April, 2003;
                                                                  Director of Colonial from April, 1999 to April, 2003;
                                                                  Director of Stein Roe from September, 2000 to April, 2003;
                                                                  President of Liberty Funds and Stein Roe Funds since
                                                                  February, 2003; Manager of Stein Roe Floating Rate Limited
                                                                  Liability Company since October, 2000 (formerly Vice
                                                                  President of the Liberty Funds from April, 1999 to August,
                                                                  2000; Chief Operating Officer and Chief Compliance Officer,
                                                                  Putnam Mutual Funds from December, 1993 to March, 1999).

                                Number of
                              Portfolios in
                              Fund Complex
        Name, Address          Overseen by
           and Age               Trustee      Other Directorships Held
           -------               -------      ------------------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)      94(4)        Lee Enterprises
399 Park Avenue                               (print media), WR
Suite 3204                                    Hambrecht + Co.
New York, NY 10022                            (financial service
                                              provider) and
                                              First Health
                                              (healthcare).

Joseph R. Palombo(3)(Age 50)                         None
One Financial Center
Boston, MA 02111













(1) In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

(2) In addition to serving as a disinterested trustee of the Liberty Funds and Stein Roe Funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, currently consisting of 15 funds.

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Columbia.

(4) In addition to serving as a trustee of Liberty Funds and Stein Roe Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of the Liberty All-Star Funds, which are advised by an affiliate of Columbia.

(5) Mr. Macera will retire as a Trustee from the Board of Trustees effective June 18, 2003.

                                                        Year First
                                      Position          Elected or
        Name, Address                   with           Appointed to                        Principal Occupation(s)
           and Age                      Funds             Office                           During Past Five Years
           -------                      -----             ------                            ----------------------
OFFICERS
Vicki L. Benjamin (Age 41)        Chief Accounting         2001      Controller of the Liberty Funds, Stein Roe Funds and of the
One Financial Center                Officer and                      Liberty All-Star Funds since May, 2002; Chief Accounting
Boston, MA 02111                    Controller                       Officer of the Liberty  Funds, Stein Roe Funds and Liberty
                                                                     All-Star Funds since June, 2001; Controller and Chief
                                                                     Accounting Officer of the Galaxy Funds since September, 2002;
                                                                     (formerly Vice President, Corporate Audit, State Street Bank and Trust Company from May, 1998 to April, 2001; Audit Manager from July, 1994 to June, 1997; and Senior Audit Manager from
                                                                     July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)     Treasurer                2000      Treasurer of the Liberty Funds, Stein Roe Funds and of the
One Financial Center                                                 Liberty All-Star Funds since December, 2000 (formerly
Boston, MA 02111                                                     Controller of the Liberty Funds, Stein Roe Funds and of the
                                                                     Liberty All-Star Funds from February, 1998 to October, 2000);
                                                                     Treasurer of the Galaxy Funds since September, 2002; (formerly
                                                                     Vice President of Colonial from February, 1998 to October,
                                                                     2000; Senior Tax Manager, Coopers & Lybrand, LLP from April
                                                                     1996 to January, 1998).

Jean S. Loewenberg (Age 57)       Secretary                2002      Secretary of the Liberty Funds, Stein Roe Funds and of the
One Financial Center                                                 Liberty All-Star Funds since February, 2002; General Counsel of
Boston, MA 02111                                                     CMG since December, 2001; Senior Vice President since November,
                                                                     1996 and Assistant General Counsel since September, 2002 of
                                                                     Fleet National Bank(formerly Senior Vice President and Group
                                                                     Senior Counsel of Fleet National Bank from November, 1996 to
                                                                     September, 2002).

TRUSTEE POSITIONS

         As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, Columbia, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

         In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Columbia and considered information provided by Columbia relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Columbia to the Funds were appropriate to fulfill effectively Columbia's duties under the agreements. The Trustees also considered the business reputation of Columbia and its financial resources, and concluded that Columbia would be able to meet any reasonably foreseeable obligations under the agreements.

         The Trustees received information concerning the investment philosophy and investment process applied by Columbia in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Columbia's in-house research capabilities as well as other resources available to Columbia's personnel, including research services available to Columbia as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Columbia's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment goals and policies.

         The Trustees considered the scope of the services provided by Columbia to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of Columbia's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment goals, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by Columbia to the Funds. The Trustees evaluated Columbia's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Columbia designed to fulfill Columbia's fiduciary duty to the Funds with respect to possible conflicts of interest, including Columbia's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Columbia allocates trades among its various investment advisory clients and the record of Columbia in these matters. The Trustees also received information concerning standards of Columbia with respect to the execution of portfolio transactions. See "Portfolio Transactions."

         The Trustees considered Columbia's management of non-advisory services provided by persons other than Columbia by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Columbia and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Columbia as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Columbia's services was sufficient to merit reapproval of the agreements for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Columbia. The Trustees evaluated Columbia's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Columbia, but also so-called "fallout benefits" to Columbia such as reputational value derived from serving as investment Advisor to the Funds and the research services available to Columbia by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

         Based on the foregoing, the Trustees concluded that the fees to be paid Columbia under the management agreements were fair and reasonable, given the scope and quality of the services rendered by Columbia.

General

         Messrs. Lowry, Mayer and Neuhauser are also Trustees or Directors of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

         Columbia or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Columbia. For the fiscal and calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:

                                                                       Total Compensation from the
                                        Pension or                   Liberty Funds Complex Paid to the
                                    Retirement Benefits               Trustees for the Calendar Year
                                     Accrued as Part of                        Ended
    Trustee                          Fund Expenses (a)                   December 31, 2002 (b)
    -------                          -----------------                   ---------------------
John A. Benning                              N/A                                $ 12,306
Robert J. Birnbaum                           N/A                                  24,806
Tom Bleasdale (c)                            N/A                                  51,500 (d)
Lora S. Collins (c)                          N/A                                  96,000
James E. Grinnell (c)                        N/A                                  24,806
Douglas A. Hacker                            N/A                                  98,000
Janet Langford Kelly                         N/A                                  97,000
Richard W. Lowry                             N/A                                 124,806
Salvatore Macera                             N/A                                  98,000
William E. Mayer                             N/A                                 127,806
James L. Moody, Jr. (c)                      N/A                                  91,000
Charles R. Nelson                            N/A                                 120,182
John J. Neuhauser                            N/A                                 124,974
Joseph R. Palombo (e)                        N/A                                   N/A
Thomas E. Stitzel                            N/A                                  98,000
Thomas C. Theobald                           N/A                                 102,000
Anne-Lee Verville                            N/A                                 102,000 (f)

                                                                                        Aggregate
                                         Aggregate               Aggregate           Compensation from          Aggregate
                                     Compensation from        Compensation from        the Strategic        Compensation from
                                     the International         the Growth Fund         Income Fund for      the Tiger Fund for
                                    Fund for the Fiscal      for the Fiscal Year      the Fiscal Year         the Fiscal Year
                                         Year Ended                Ended                    Ended                  Ended
    Trustee                          December 31, 2002        December 31, 2002      December 31, 2002       December 31, 2002
    -------                          -----------------        -----------------      -----------------       -----------------
Robert J. Birnbaum                       $   0                    $   0                   $   0                   $   0
Tom Bleasdale (c)                            0                        0                       0                       0
Lora S. Collins (c)                          0                        0                       0                       0
James E. Grinnell (c)                        0                        0                       0                       0
Douglas A. Hacker                          458                      892                     757                     447
Janet Langford Kelly                       453                      884                     750                     443
Richard W. Lowry                           467                      911                     772                     456
Salvatore Macera                           458                      892                     757                     447
William E. Mayer                           480                      937                     794                     469
James L. Moody, Jr. (c)                      0                        0                       0                       0
Charles R. Nelson                          458                      892                     757                     447
John J. Neuhauser                          468                      912                     773                     458
Joseph R. Palombo (e)                      N/A                      N/A                     N/A                     N/A
Thomas E. Stitzel                          458                      892                     757                     447
Thomas C. Theobald                         476                      928                     787                     465
Anne-Lee Verville                          476 (f)                  928 (f)                 787 (f)                 465 (f)

                                  Aggregate               Aggregate
                              Compensation from       Compensation from             Aggregate                    Aggregate
                             the All-Star Equity      the Small Cap Fund       Compensation from the        Compensation from the
                             Fund for the Fiscal      for the Fiscal Year       High Yield Fund for       Real Estate Fund for the
                                Year Ended                 Ended               the Fiscal Year Ended          Fiscal Year Ended
     Trustee                  December 31, 2002       December 31, 2002        December 31, 2002 (g)        December 31, 2002 (g)
     -------                  -----------------       -----------------        ---------------------        ---------------------
Robert J. Birnbaum                $   0                   $   0                      $  0                         $  0
Tom Bleasdale (c)                     0                       0                         0                            0
Lora S. Collins (c)                   0                       0                         0                            0
James E. Grinnell (c)                 0                       0                         0                            0
Douglas A. Hacker                   490                     408                         0                            0
Janet Langford Kelly                486                     404                         0                            0
Richard W. Lowry                    500                     416                         0                            0
Salvatore Macera                    490                     408                         0                            0
William E. Mayer                    515                     428                         0                            0
James L. Moody, Jr. (c)               0                       0                         0                            0
Charles R. Nelson                   490                     408                         0                            0
John J. Neuhauser                   502                     417                         0                            0
Joseph R. Palombo (e)               N/A                     N/A                        N/A                          N/A
Thomas E. Stitzel                   490                     408                         0                            0
Thomas C. Theobald                  510                     424                         0                            0
Anne-Lee Verville                   510 (f)                 424 (f)                     0                            0

                                        Aggregate                Aggregate
                                     Compensation from       Compensation from
                                      the Select Value       the 500 Index Fund       Aggregate Compensation
                                    Fund for the Fiscal     for the Fiscal Year      from the Equity Fund for
                                        Year Ended                Ended               the Fiscal Year Ended
       Trustee                       December 31, 2002       December 31, 2002        December 31, 2002 (g)
       -------                       -----------------       -----------------        ---------------------
Robert J. Birnbaum                        $   0                   $   0                      $   0
Tom Bleasdale (c)                             0                       0                          0
Lora S. Collins (c)                           0                       0                          0
James E. Grinnell (c)                         0                       0                          0
Douglas A. Hacker                           407                     430                          0
Janet Langford Kelly                        403                     426                          0
Richard W. Lowry                            415                     439                          0
Salvatore Macera                            407                     430                          0
William E. Mayer                            426                     451                          0
James L. Moody, Jr. (c)                       0                       0                          0
Charles R. Nelson                           407                     430                          0
John J. Neuhauser                           416                     441                          0
Joseph R. Palombo (e)                       N/A                     N/A                        N/A
Thomas E. Stitzel                           407                     431                          0
Thomas C. Theobald                          423                     447                          0
Anne-Lee Verville                           423 (f)                 447 (f)                      0

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2002, the Liberty Funds Complex consisted of 95 open-end and 14 closed-end management investment company portfolios.
         As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds and the Columbia Funds, part of the Liberty Funds Complex, have separate boards of directors/trustees.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins received $, $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment continued for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, and ended on October 1, 2002, were paid quarterly. FleetBoston and the Liberty Fund Complex each bore one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Funds Complex portion of the payments was allocated among the Liberty Funds Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2002, Mr. Bleasdale deferred his total compensation of $51,500 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an officer of an affiliate of Columbia. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2002, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $232 for the International Fund, $460 for the Growth Fund, $384 for the Strategic Income Fund, $226 for the Tiger Fund, $249 for the All-Star Equity Fund, $204 for the Small Cap Fund, $203 for the Select Value Fund and $216 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2002, she deferred $51,000 of her total compensation, pursuant to the deferred compensation plan. At December 31, 2002, the value of Ms. Verville's account under that plan was $284,015.89.

(g) No compensation was paid to the Trustees by this Fund because the Predecessor Funds were not part of the Liberty Funds Complex as of December 31, 2002.

Role of the Board of Trustees

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2002, the Audit Committee convened six times. Mr. Macera will retire from the Board of Trustees effective June 18, 2003.

Governance Committee

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2002, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2002, the Advisory Fees & Expenses Committee convened six times.

Trading Oversight Committee

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisors in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2002, the Trading Oversight Committee convened two times. Mr. Macera will retire from the Board of Trustees effective June 18, 2003.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Funds and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                      Dollar Range of        Dollar Range of                            Dollar Range of
                                     Equity Securities      Equity Securities      Dollar Range of     Equity Securities
                                       Owned in the            Owned in the      Equity Securities        Owned in the
                                      International              Growth             Owned in the        All-Star Equity
   Name of Trustee                        Fund                    Fund               Tiger Fund             Fund
   ---------------                        ----                    ----               ----------             ----
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (h)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (h)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (h)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0

                                       Dollar Range of                            Dollar Range of      Dollar Range of
                                     Equity Securities      Dollar Range of           Equity                Equity
                                        Owned in the       Equity Securities      Securities Owned     Securities Owned
                                         High Yield           Owned in the        in the Strategic    in the Real Estate
   Name of Trustee                        Fund (i)           Small Cap Fund         Income Fund            Fund (i)
   ---------------                        --------           --------------         -----------            --------
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (h)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (h)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (h)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0

                                      Dollar Range of
                                     Equity Securities     Dollar Range of      Dollar Range of
                                        Owned in the      Equity Securities   Equity Securities
                                        Select Value      Owned in the 500       Owned in the
   Name of Trustee                        Fund               Index Fund         Equity Fund (i)
   ---------------                        ----               ----------         ---------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0
Janet Langford Kelly                         $0                    $0                   $0
Richard W. Lowry (h)                         $0                    $0                   $0
Salvatore Macera                             $0                    $0                   $0
Charles R. Nelson                            $0                    $0                   $0
John J. Neuhauser (h)                        $0                    $0                   $0
Thomas E. Stitzel                            $0                    $0                   $0
Thomas C. Theobald                           $0                    $0                   $0
Anne-Lee Verville                            $0                    $0                   $0

INTERESTED TRUSTEES
William E. Mayer (h)                         $0                    $0                   $0
Joseph R. Palombo                            $0                    $0                   $0

                                          Aggregate Dollar Range of
                                        Equity Securities Owned in all
                                         Funds Overseen by Trustee in
    Name of Trustee                         Liberty Funds Complex
    ---------------                         ---------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               Over $100,000
Janet Langford Kelly                            Over $100,000
Richard W. Lowry (h)                            Over $100,000
Salvatore Macera                             $ 50,001-100,000
Charles R. Nelson                               Over $100,000
John J. Neuhauser (h)                           Over $100,000
Thomas E. Stitzel                            $ 50,001-100,000
Thomas C. Theobald                              Over $100,000
Anne-Lee Verville                            $      0 (j)

INTERESTED TRUSTEES
William E. Mayer (h)                         $ 50,001-100,000
Joseph R. Palombo                            $      0

(h)      Trustee also serves as a trustee/director of the Liberty All-Star
         Funds.

(i) The dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 shown is for the Predecessor Funds.

(j) Because Ms. Verville's share ownership in the Liberty Family of Funds is through her deferred compensation plan, her ownership is not required to be disclosed.

PRINCIPAL HOLDERS OF SECURITIES

         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

         As of record on March 31, 2003, there were no shareholders of the High Yield Fund, Real Estate Fund or Equity Fund. As of record on March 31, 2003, the following shareholders owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                         76.00%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Keyport Life Insurance Company                                         14.00%
KMA Variable Account
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Class B

Columbia Management Advisors, Inc.                                    100.00%
100 Federal Street
Boston, MA  02110

GROWTH FUND

Class A

Sun Life Insurance & Annuity Company of New York                        6.52%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         63.06%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Keyport Life Insurance Company                                         20.44%
KMA Variable Account
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Class B

Sun Life Insurance & Annuity Company of New York                       16.26%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         83.24%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

STRATEGIC INCOME FUND

Class A

Sun Life Insurance & Annuity Company of New York                        7.55%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         66.89%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Keyport Life Insurance Company                                         18.11%
KMA Variable Account
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Class B

Sun Life Insurance & Annuity Company of New York                       13.96%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         82.37%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

TIGER FUND

Class A

Keyport Life Insurance Company                                         24.76%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Keyport Life Insurance Company                                         15.68%
KMA Variable Account
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Lincoln National Life                                                  16.00%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                         36.17%(*)
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Class B

Keyport Life Insurance Company                                         95.30%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

ALL-STAR EQUITY FUND

Class A

Sun Life Insurance & Annuity Company of New York                       88.78%(*)
122 East 42nd Street
Suite 1900
New York, NY  10017

Independence Life Insurance Company                                     8.00%

Class B

Sun Life Insurance & Annuity Company of New York                        9.56%(*)
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         88.10%
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

SMALL CAP FUND

Class A

Sun Life Insurance & Annuity Company of New York                       11.28%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         72.73%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Liberty Life                                                            5.59%
100 Liberty Way
Dover, NH  03820

Transamerica Life Insurance Company                                     9.00%
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Class B

Sun Life Insurance & Annuity Company of New York                       12.02%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         87.98%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                         10.94%
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Transamerica Life Insurance Company                                    89.06%
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Class B

Sun Life Insurance & Annuity Company of New York                       12.13%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         86.58%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

500 INDEX FUND

Class A

Keyport Life Insurance Company                                        100.00%
1 Sun Life Executive Park
Wellesley Hills, MA  02184

Class B

Sun Life Insurance & Annuity Company of New York                       13.31%
122 East 42nd Street
Suite 1900
New York, NY  10017

Keyport Life Insurance Company                                         85.34%(*)
Variable Account A
1 Sun Life Executive Park
Wellesley Hills, MA  02184

(*) As of record on March 31, 2003, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund may be expected to experience a higher portfolio turnover rate if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Columbia (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price (or the closing price reported by the Nasdaq system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of Columbia, SSgA FM and LAMCO's Portfolio Managers (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment goals and programs that are similar to those of the Funds.
Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment goals and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND. The portfolio manager for the International Fund is James M. McAlear. The Fund and the other accounts advised by this manager sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, Columbia believes that in most cases these practices should produce better executions. It is the opinion of Columbia that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to Columbia which are used in the investment management of such Fund or other accounts over which Columbia exercises investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Columbia , unless a determination is made that such research assists Columbia in its investment management of the International Fund or other accounts over which Columbia exercises investment discretion.

         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment goals, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

                  The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (Select Value Fund and 500 Index Fund commenced operations on May 30, 2000.)

--------------------------------------------------------------------------------------------------------------------------------
                                                             International                                           All-Star
                                                                 Fund         Growth Fund        Tiger Fund        Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002        $   85,257      $   488,274        $   96,758       $   130,818
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2002        $8,284,770      $23,756,750        $3,276,856       $24,536,734
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2002                                                   $   22,537      $    78,392        $   18,271       $    39,814
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
AlphaTrade Inc. (% of total commission paid)                  $        0      $    19,051 (4%)   $        0       $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
Fleet Securities, Inc. (% of total commission paid)           $        0      $       670 (1%)   $        0       $         0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001        $   80,747      $   305,430        $   96,746       $    90,543
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2001        $4,951,119      $33,589,874        $3,680,909       $21,475,883
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2001                                                   $   13,907      $    59,020        $   14,719       $    31,148
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
AlphaTrade Inc. (% of total commission paid)                  $        0      $    41,426 (14%)  $        0       $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
Fleet Securities, Inc. (% of total commission paid)                  N/A*             N/A*              N/A*              N/A*
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000        $  153,088      $   350,114        $  113,710       $    26,611
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2000        $1,497,642      $22,930,421        $2,608,444       $    13,416
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2000                                                   $    3,311      $    24,230        $   10,811       $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
AlphaTrade Inc. (% of total commission paid)                  $        0      $    35,234 (10%)  $        0       $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
Fleet Securities, Inc. (% of total commission paid)                  N/A*             N/A*              N/A*              N/A*
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                              High Yield        Small Cap         Strategic       Real Estate
                                                               Fund (k)           Fund           Income Fund        Fund (k)
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002            $0            $100,639            $ 23          $ 2,614,889
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2002            $0            $ 31,460            $  0          $15,810,728
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2002                                                       $0            $    100            $  0          $    36,823
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
AlphaTrade Inc. (% of total commission paid)                      $0            $  1,491 (1%)       $  0          $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
Fleet Securities, Inc. (% of total commission paid)               $0            $      0            $  0          $         0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001            $0            $ 23,720            $592          $     2,330
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2001            $0            $237,534            $  0          $    33,076
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2001                                                       $0            $    625            $  0          $        77
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
AlphaTrade Inc. (% of total commission paid)                     N/A*           $  4,089 (17%)      $  0                  N/A*
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
Quick & Reilly Institutional Trading and Robertson
Stephens, Inc. (% of total commission paid)                       $0                 N/A*            N/A*         $         0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000            $0            $ 10,284            $  0          $     1,966
--------------------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2000            $0            $      0            $  0          $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2000                                                       $0            $      0            $  0          $         0
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
AlphaTrade Inc. (% of total commission paid)                     N/A*           $  2,662 (26%)      $  0                  N/A*
--------------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
Quick & Reilly Institutional Trading and Robertson
Stephens, Inc. (% of total commission paid)                       $0                 N/A*            N/A*         $         0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                             Select Value                              Equity
                                                                 Fund           500 Index Fund        Fund (k)
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002         $ 19,391            $7,997           $     3,911
--------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2002         $180,466            $    0           $   112,363
--------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2002                                                    $    385            $    0           $       164
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
AlphaTrade Inc. (% of total commission paid)                   $    597 (3%)       $    0                   N/A*
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2002 to
Fleet Securities, Inc. (% of total commission paid)            $      0            $    0           $         0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001         $ 10,870            $8,269           $   134,455
--------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2001         $  9,661            $    0           $10,541,467
--------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2001                                                    $     10            $    0           $    15,380
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
AlphaTrade Inc. (% of total commission paid)                   $    993 (9%)       $    0                   N/A*
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2001 to
Quick & Reilly Institutional Trading and Robertson
Stephens, Inc. (% of total commission paid)                         N/A*              N/A*          $    12,630 (9%)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000         $  3,538            $4,032           $   133,048
--------------------------------------------------------------------------------------------------------------------
Total amount of directed transactions paid during 2000         $  6,783            $    0           $         0
--------------------------------------------------------------------------------------------------------------------
Total amount of commissions on directed transactions paid
during 2000                                                    $      5            $    0           $         0
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
AlphaTrade Inc. (% of total commission paid)                   $    880 (25%)      $    0                   N/A*
--------------------------------------------------------------------------------------------------------------------
Total amount of brokerage commissions paid during 2000 to
Quick & Reilly Institutional Trading and Robertson
Stephens, Inc. (% of total commission paid)                         N/A*              N/A*          $    10,133 (8%)
--------------------------------------------------------------------------------------------------------------------

         An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

    (*) SEC rules do not require the reporting of commission information as the entity named was not an affiliate of this Fund during that time.

(k) These numbers apply to the Predecessor Fund to this Fund.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above. Investments by the Equity Fund in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         REVERSE REPURCHASE AGREEMENTS. The Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         If a variable or floating rate instrument is not rated, Columbia must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

INVESTMENT COMPANY SECURITIES

         Each of High Yield Fund, Real Estate Fund and Equity Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

         Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by Columbia.

REITs

         The Real Estate Fund may invest without limit in real estate investment trusts ("REITs"). The Equity Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         To the extent consistent with its investment policies, the High Yield Fund, Real Estate Fund and Equity Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

         The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

MORTGAGE DOLLAR ROLLS

         To the extent consistent with its investment policies, the High Yield Fund, Real Estate Fund and Equity Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment goals, the High Yield Fund, Real Estate Fund and Equity Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

         International Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Columbia not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets will be invested in such emerging market countries. As of May 1, 2003, the following countries were considered by Columbia to be emerging market countries:

--------------------------------------------------------------------------------
                                        Europe and the
    Asia           Latin America          Middle East            Africa
--------------------------------------------------------------------------------
China                Argentina          Czech Republic        South Africa
--------------------------------------------------------------------------------
India                Brazil             Hungary
--------------------------------------------------------------------------------
Indonesia            Chile              Israel
--------------------------------------------------------------------------------
South Korea          Colombia           Jordan
--------------------------------------------------------------------------------
Malaysia             Mexico             Poland
--------------------------------------------------------------------------------
Pakistan             Peru               Russia
--------------------------------------------------------------------------------
Philippines          Venezuela          Turkey
--------------------------------------------------------------------------------
Sri Lanka
--------------------------------------------------------------------------------
Taiwan
--------------------------------------------------------------------------------
Thailand
--------------------------------------------------------------------------------

         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the Tiger countries of Asia. The countries or regions in which the Tiger Fund invests include Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Real Estate Fund, Tiger Fund and Strategic Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Real Estate Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Real Estate Fund, Strategic Income Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or
(ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Strategic Income Fund will only purchase or write currency options when Columbia believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Equity Fund may invest up to 20% of its total assets in ADRs, EDRs and CDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitations with respect to such securities. If the Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and CDRs involve risks similar to those accompanying direct investments in foreign securities.

CONVERTIBLE SECURITIES

         The High Yield Fund, Real Estate Fund and Equity Fund may from time to time, in accordance with their investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goals. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible bonds acquired by the High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         The High Yield Fund, Real Estate Fund and Equity Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

         When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment goals.

DERIVATIVE SECURITIES

         The High Yield Fund, Real Estate Fund and Equity Fund may from time to time, in accordance with their investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, ambiguous documentation, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         Columbia will evaluate the risks presented by the derivative securities purchased by a Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment goals. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur losses as a result of its investment in derivative securities.

OPTIONS ON SECURITIES

         Each of International Fund, High Yield Fund, Real Estate Fund, Equity Fund and All-Star Equity Fund may purchase and sell options on individual securities.

         WRITING COVERED OPTIONS.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of Columbia or the relevant portfolio manager, such transactions are consistent with the Fund's investment goals and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.

         The successful use of a Fund's options strategies depends on the ability of Columbia or the relevant portfolio manager to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia deems it desirable to do so. Although the Fund will take an option position only if Columbia believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of International Fund, Strategic Income Fund, High Yield Fund, Real Estate Fund and All-Star Equity Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         Although permitted by their investment policies, the High Yield Fund and Real Estate Fund do not currently intend to write futures options during the current fiscal year.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to Columbia's or the relevant portfolio manager's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Columbia or the relevant portfolio manager will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to Columbia's or the relevant portfolio manager's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Columbia or a Fund's portfolio manager may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Growth Fund, High Yield Fund, Real Estate Fund, Equity Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                      ERV = P(1+T)(n)

         Where:       P     =     a hypothetical initial payment of $1,000
                      T     =     average annual total return
                      n     =     number of years
                      ERV   =     ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2002 to December 31, 2002 was:

                                 Ending Redeemable       Ending Redeemable
                                       Value                   Value
         Fund                         Class A                 Class B
         ----                         -------                 -------
International Fund:                      866                     864
Growth Fund:                             780                     779
Strategic Income Fund:                 1,084                   1,081
Tiger Fund:                              830                     823
All-Star Equity Fund:                    739                     740
Small Cap Fund:                          939                     939
High Yield Fund:                       1,027                   1,027
Real Estate Fund:                      1,026                   1,026
Select Value Fund:                       889                     888
500 Index Fund:                          774                     772
Equity Fund:                             724                     724

The Funds' Class A and Class B share average annual total returns at December 31, 2002 were:

                               INTERNATIONAL FUND

                                                        Period May 2, 1994
                                                         (commencement of
                                                            investment
                                                       operations) through
                      1 Year           5 Years          December 31, 2002
Class A              (13.35)%        (3.23)%               (1.69)%
Class B              (13.56)%        (3.28)% (l)           (1.72)% (l)

                                   GROWTH FUND

                                                        Period July 5, 1994
                                                          (commencement of
                                                             investment
                                                        operations) through
                      1 Year           5 Years           December 31, 2002
Class A              (21.95)%         1.58%                 10.64%
Class B              (22.06)%         1.51% (l)             10.59% (l)

                              STRATEGIC INCOME FUND

                                                        Period July 5, 1994
                                                          (commencement of
                                                             investment
                                                        operations) through
                     1 Year           5 Years            December 31, 2002
Class A               8.41%          3.97%                   6.75%
Class B               8.08%          3.86% (l)               6.68% (l)

                                   TIGER FUND

                                                       Period May 1, 1995
                                                        (commencement of
                                                           investment
                                                      operations) through
                      1 Year           5 Years         December 31, 2002
Class A              (16.96)%        (2.13)%                   (2.96)%
Class B              (17.70)%        (1.79)% (l)               (2.74)% (l)

                              ALL-STAR EQUITY FUND

                                                      Period November 17, 1997
                                                          (commencement of
                                                       investment operations)
                      1 Year           5 Years       through December 31, 2002
Class A              (26.13)%        (2.49)%                 (2.28)%
Class B              (25.96)%        (2.46)% (l)             (2.25)% (l)

                                 SMALL CAP FUND

                                         Period May 19, 1998
                                     (commencement of investment
                                         operations) through
                      1 Year              December 31, 2002
Class A              (6.12)%                  2.59%
Class B              (6.14)%                  2.56% (l)

                                 HIGH YIELD FUND

                                         Period March 3, 1998
                                     (commencement of investment
                                         operations) through
                     1 Year               December 31, 2002
Class A (m)           2.74%                   4.67%
Class B (n)           2.74%                   4.67%

                                REAL ESTATE FUND

                                         Period March 3, 1998
                                     (commencement of investment
                                         operations) through
                     1 Year               December 31, 2002
Class A (m)           2.57%                   3.79%
Class B (n)           2.57%                   3.79%

                                SELECT VALUE FUND

                                         Period May 30, 2000
                                     (commencement of investment
                                         operations) through
                      1 Year              December 31, 2002
Class A              (11.07)%                 0.98%
Class B              (11.21)%                 0.89%

                                 500 INDEX FUND

                                        Period May 30, 2000
                                    (commencement of investment
                                        operations) through
                      1 Year             December 31, 2002
Class A              (22.56)%                (15.54)%
Class B              (22.75)%                (15.65)%

                                   EQUITY FUND

                                                    Period January 11, 1993
                                                        (commencement of
                                                     investment operations)
                                                           through
                      1 Year         5 Years           December 31, 2002
Class A (m)          (27.64)%        (1.80%)                6.85%
Class B (n)          (27.64)%        (1.80%)                6.85%

(l) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(m) Performance shown is for existing shares of the Predecessor Fund at December 31, 2002.

(n) Class B is a newer class of shares. Its performance information includes returns of the shares of the Predecessor Funds. These returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the existing shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on April 14, 2003.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by Columbia or its affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

            INDEPENDENT ACCOUNTANTS/AUDITORS AND FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, independent accountants, with offices at 160 Federal Street, Boston, Massachusetts 02110-2624, serves as accountants for all of the Funds except the High Yield Fund, Real Estate Fund and Equity Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Funds and Report of Independent Accountants appearing in the December 31, 2002 Annual Report of the Trust are incorporated in this SAI by reference.

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, served as auditors for the Predecessor Funds and serves as auditors of the High Yield Fund, Real Estate Fund and Equity Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing. The fiscal years or periods ended on December 31, 1998 for the Predecessor Funds were audited by the Predecessor Funds' former auditors.

         The financial statements of the Predecessor Funds and Report of Independent Auditors appearing in the December 31, 2002 Annual Report of the Predecessor Funds are incorporated in this SAI by reference.